UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-07917

Wilshire Variable Insurance Trust
(Exact name of registrant as specified in charter)

Wilshire Associates Incorporated 1299 Ocean Avenue, Suite 700 Santa Monica, CA 90401-1085
(Address of principal executive offices) (Zip code)

Jamie B. Ohl, President 1299 Ocean Avenue, Suite 700 Santa Monica, CA 90401-1085
(Name and address of agent for service)

Registrant’s telephone number, including area code: 310-260-6639

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT Equity Fund Balanced Fund Income Fund Small Cap Growth Fund International Equity Fund Socially Responsible Fund
December 31, 2011

Table of Contents

Shareholder Letter	2
Fund Commentaries	3
Disclosure of Fund Expenses	15
Schedules of Investments	17
Statements of Assets and Liabilities	41
Statements of Operations	42
Statements of Changes in Net Assets	43
Financial Highlights	45
Notes to the Financial Statements	51
Report of Independent Registered Public Accounting Firm	61
Additional Fund Information	62
Board Approval of Advisory and Subadvisory Agreements	65
Tax Information	69

Shares of the Equity Fund, Balanced Fund, Income Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund are sold only as the underlying investment for variable annuity contracts issued by insurance companies. This report is authorized for use in connection with any offering of a Fund’s shares only if accompanied or preceded by the Fund’s current prospectus.

Shares of the Wilshire Variable Insurance Trust are distributed by SEI Investments Distribution Co.

Dear Wilshire Variable Insurance Trust Shareholder:

We are pleased to present the 2011 Annual Report to shareholders of the Wilshire Variable Insurance Trust (the “Trust”). This report covers the twelve month period (the “Period”) ended December 31, 2011, for the Equity, Balanced, Income, Small Cap Growth, International Equity and Socially Responsible Funds (the “Funds”).

MARKET ENVIRONMENT

Volatility and uncertainty were defining attributes of 2011 as macroeconomic events weighed on markets worldwide. The Japanese earthquake and tsunami roiled markets in the first quarter, casting substantial doubt on the future of the world’s third largest economy and disrupting global supply chains. Geopolitical unrest in the Middle East exploded with the “Arab Spring”, which played out for the duration of the year with a revolutionary spate of protests across the region. During the second quarter protracted political gridlock in Washington caused a delay in raising the debt ceiling, with an agreement finally coming in the eleventh hour but not until after damage was done. Standard and Poor’s downgraded the U.S.’s debt rating from AAA to AA+ on August 5th, contributing to the largest one-day market move of 2011 on August 8, when the Wilshire 5000 Total Market IndexSM lost $1.0 trillion. The Federal Reserve continued the expansion of its balance sheet by announcing “Operation Twist” in the third quarter, a policy maneuver that involved selling short-term assets and buying long-term assets in an effort to push down long-term interest rates. Lastly, the European debt crisis continued unabated in the fourth quarter, with questions surrounding Greece, Italy, and Portugal’s fiscal futures all hanging in the balance.

Against the backdrop of significant and ongoing macroeconomic uncertainty, markets continued to disregard stock-specific fundamentals. The Wilshire 5000 Total Market IndexSM returned 0.98 percent for the year, heartily outpacing developed and emerging international market equities which fell by -12.1 percent and -18.4 percent, respectively. Performance of most U.S. equity sub-asset class styles closed the year down with the exceptions of large cap value and U.S. real estate, which ended 2011 up 3.7 percent and 9.2 percent, respectively. One of the worst performing equity styles this year was microcap, which closed the year down -13.5 percent. Fixed income investors watched interest rates sink to historic lows as the U.S. 10-year Treasury bond dropped below two percent as global investors shifted towards higher quality assets en masse. Additionally, the U.S. dollar reversed its trend by appreciating against other foreign currencies.

FUND PERFORMANCE REVIEW

Against this backdrop, markets continued to focus on the macroeconomic headlines, flocking to the perceived safety of defensively-oriented stocks and making 2011 a difficult year for active management. The S&P 500 Index outperformed roughly four-fifths of domestic large blend funds, while the MSCI EAFE Index outperformed nearly two-thirds of all developed international equity funds and the Barclays Capital Aggregate Bond Index outperformed nearly nine-tenths of all intermediate bond funds. The Trust was not immune to this trend, with all Funds—with the exception of the Small Cap Growth Fund—underperforming their respective benchmarks.

We are always mindful that markets can behave erratically and current trends shift swiftly. You can expect us to continue to work diligently to manage your investments and seek to generate returns commensurate with the Funds’ investment objectives. As always, we appreciate your continued support and confidence.

Sincerely,

Jamie B. Ohl
President

Wilshire Variable Insurance Trust Equity Fund Commentary

EQUITY FUND
Average Annual Total Return*

One Year Ended 12/31/11	(2.87)%
Five Years Ended 12/31/11	(3.92)%
Ten Years Ended 12/31/11	1.39%

S&P 500 INDEX(1)
Average Annual Total Return

One Year Ended 12/31/11	2.11%
Five Years Ended 12/31/11	(0.25)%
Ten Years Ended 12/31/11	2.92%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $10,000 Investment in the Equity Fund
and the S&P 500 Index through 12/31/11.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. Recent performance can be found at your particular insurance company.

(1)     The S&P 500 Index is an unmanaged index consisting of 500 stocks. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

*      During certain periods, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns for the periods would have been lower. For the year ended December 31, 2011, there were no waivers.

Wilshire Variable Insurance Trust Equity Fund Commentary - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of December 31, 2011)

On the heels of a positive 2010, equity investors were bullish as 2011 began but turned increasingly defensive as the year wore on. After trading sideways for the first two quarters of 2011, equity markets sold-off in August when the U.S. lost its AAA credit rating, prompting a worldwide retrenchment from risk assets. Markets rallied back in the fourth quarter of 2011 even though the headwinds from uncertainty in the euro zone increased. Despite record profits at U.S. companies, investors generally shifted out of cyclical, economically–sensitive sectors in favor of more defensive and stable areas of the market, particularly well-capitalized large cap companies with strong, recurring revenue streams. Utilities and Consumer Staples were the best performing sectors for the year, returning 18.7 percent and 13.9 percent, respectively, while Financials and Materials performed the worst, falling by -14.7 and -8.9 percent, respectively. For 2011, small capitalization stocks were down -3.4 percent against gains of 1.6 percent for large capitalization stocks. The large value style delivered the best returns for the year, up 3.7 percent, while small value and microcap stocks trailed other styles, down -5.3 percent and –13.5 percent, respectively.

The Equity Fund (the “Fund”) returned -2.87% for the year ended December 31, 2011, underperforming the Fund’s benchmark (the S&P 500 Index) return of 2.11%. The Fund’s performance was hampered by negative stock selection across a variety of sectors, most notably in Financials and Consumer Discretionary. In terms of sector allocation, an underweight to Utilities, the best performing sector in the S&P 500 Index, hurt the Fund’s performance.

Despite the Fund’s underperformance versus its benchmark, we remain confident in our sub-advisers, who continue to follow through with the disciplined investment approaches that have made them successful over the long-term. It is our belief that the Fund is well positioned going into 2012 and should benefit as macroeconomic fears are allayed and investors return their focus to company fundamentals.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns.

*	Based on percent of the Fund’s total investments in securities and affiliated funds, at value.

Wilshire Variable Insurance Trust Balanced Fund Commentary

BALANCED FUND
Average Annual Total Return*

One Year Ended 12/31/11	(0.65)%
Five Years Ended 12/31/11	(0.34)%
Ten Years Ended 12/31/11	3.10%

STOCK/BOND COMPOSITE INDEX(1)
Average Annual Total Return

One Year Ended 12/31/11	2.13%
Five Years Ended 12/31/11	1.86%
Ten Years Ended 12/31/11	4.56%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $10,000 Investment in the Balanced Fund
and the Stock/Bond Composite Index through 12/31/11.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. Recent performance can be found at your particular insurance company.

(1)     Stock/Bond Composite Index is a blend of 50% S&P 500 Index and 35% Barclays Capital U.S. Aggregate Bond Index and 15% of the MSCI EAFE Index. Prior to June 10, 2011, the Stock/Bond Composite Index consisted of 55% of the S&P 500 Index and 45% of the Barclays Capital U.S. Aggregate Bond Index. The revised Composite Index is expected to provide a more representative investment universe for the Fund and to be a better benchmark comparison for the Fund’s investment strategy. The S&P 500 Index is an unmanaged index consisting of 500 stocks. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more. The MSCI EAFE Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australasia and the Far East. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

*      During certain periods, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns for the periods would have been lower. For the year ended December 31, 2011, there were no waivers.

Wilshire Variable Insurance Trust Balanced Fund Commentary - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of December 31, 2011)

On the heels of a positive 2010, equity investors were bullish as 2011 began but turned increasingly defensive as the year wore on. After trading sideways for the first two quarters of 2011, equity markets sold-off in August when the U.S. lost its AAA credit rating, prompting a worldwide retrenchment from risk assets. Markets rallied back in the fourth quarter of 2011 even though the headwinds from uncertainty in the euro zone increased. Despite record profits at U.S. companies, investors generally shifted out of cyclical, economically–sensitive sectors in favor of more defensive and stable areas of the market, particularly well-capitalized large cap companies with strong, recurring revenue streams. Utilities and Consumer Staples were the best performing sectors for the year, returning 18.7 percent and 13.9 percent, respectively, while Financials and Materials performed the worst, falling by -14.7 and -8.9 percent, respectively. For 2011, small capitalization stocks were down -3.4 percent against gains of 1.6 percent for large capitalization stocks. The large value style delivered the best returns for the year, up 3.7 percent, while small value and microcap stocks trailed other styles, down -5.3 percent and –13.5 percent, respectively.

Fixed income securities outperformed equities this year as market tumult made the perceived safety of bonds extremely appealing to investors. The flight to quality caused interest rates to continue their decline in 2011, with the 10-year Treasury bond falling to under two percent. Despite S&P’s downgrade of the U.S.’s credit rating, U.S. Long-Term Treasuries were the strongest performer within fixed income by a wide margin, retuning 33.8 percent as frightened investors flocked to safe havens. Spread sectors did not fare as well in 2011 as investors de-risked their portfolios, with lower-quality bonds broadly underperforming developed-market, government-related, and higher-quality credits for the year.

The Balanced Fund (the “Fund”) returned -0.65% for the year ended December 31, 2011, trailing the Fund’s custom benchmark return of 2.13%. The Fund was hampered by poor stock selection, particularly in Energy, Financials, and Health Care. On the fixed income portion of the Fund, exposure to Non-Agency Mortgage Backed Securities and Investment Grade Credit contributed to the Fund’s underperformance.

Despite the Fund’s underperformance versus its benchmark, we remain confident in the sub-advisers of the underlying funds, who continue to follow through with the disciplined investment approaches that have made them successful over the long-term. It is our belief that the Fund is well positioned going into 2012 and should benefit as macroeconomic fears are allayed and investors return their focus to company fundamentals.

The Balanced Fund attempts to achieve its objective by investing in other funds. You may invest in the underlying funds directly. By investing in the underlying funds indirectly through the Balanced Fund, you will incur not only the expenses of the underlying funds, but also the expenses of the Balanced Fund. The Balanced Fund is subject to the risks of the underlying funds it holds. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns.

*	Based on percent of the Fund’s total investments in affiliated funds, at value.

Wilshire Variable Insurance Trust Income Fund Commentary

INCOME FUND
Average Annual Total Return*

One Year Ended 12/31/11	6.92%
Five Years Ended 12/31/11	5.20%
Ten Years Ended 12/31/11	5.33%

BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX(1)
Average Annual Total Return

One Year Ended 12/31/11	7.84%
Five Years Ended 12/31/11	6.50%
Ten Years Ended 12/31/11	5.78%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $10,000 Investment in the Income Fund
and the Barclays Capital U.S. Aggregate Bond Index through 12/31/11.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. Recent performance can be found at your particular insurance company.

(1)     The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

*      During certain periods, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns for the periods would have been lower. For the year ended December 31, 2011, there were no waivers.

Wilshire Variable Insurance Trust Income Fund Commentary - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of December 31, 2011)

Fixed income securities outperformed equities this year as market tumult made the perceived safety of bonds extremely appealing to investors. The flight to quality caused interest rates to continue their decline in 2011, with the 10-year Treasury bond falling to under two percent. Despite S&P’s downgrade of the U.S.’s credit rating, U.S. Long-Term Treasuries were the strongest performer within fixed income by a wide margin, retuning 33.8 percent as frightened investors flocked to safe havens. Spread sectors did not fare as well in 2011 as investors de-risked their portfolios, with lower-quality bonds broadly underperforming developed-market, government-related, and higher-quality credits for the year.

The Income Fund (the “Fund”) returned 6.92% for the year ended December 31, 2011, underperforming the Fund’s benchmark (the Barclays Capital U.S. Aggregate Bond Index) return of 7.84%. The Fund’s exposure to Non-Agency MBS (Mortgage Backed Securities) and Investment Grade Credit hurt performance.

Despite the Fund’s underperformance versus its benchmark, we remain confident in our sub-adviser, who continues to follow through with the disciplined investment approaches that has made it successful over the long-term. It is our belief that the Fund is well positioned going into 2012 and should benefit as macroeconomic fears are allayed and investors return their focus to company fundamentals.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns.

*	Based on percent of the Fund’s total investments in securities, at value.

Wilshire Variable Insurance Trust Small Cap Growth Fund Commentary

SMALL CAP GROWTH FUND
Average Annual Total Return*

One Year Ended 12/31/11	(0.64)%
Five Years Ended 12/31/11	(0.33)%
Ten Years Ended 12/31/11	1.43%

RUSSELL 2000 GROWTH INDEX(1)
Average Annual Total Return

One Year Ended 12/31/11	(2.91)%
Five Years Ended 12/31/11	2.09%
Ten Years Ended 12/31/11	4.48%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $10,000 Investment in the Small Cap Growth Fund
and the Russell 2000 Growth Index through 12/31/2011.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. Recent performance can be found at your particular insurance company.

(1)     The Russell 2000 Growth Index is an unmanaged index comprised of the Russell 2000 Growth securities with a greater-than-average growth orientation. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

*      During certain periods, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns for the periods would have been lower. For the year ended December 31, 2011, fees totaling 0.21% of average net assets were waived.

Wilshire Variable Insurance Trust Small Cap Growth Fund Commentary - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of December 31, 2011)

On the heels of a positive 2010, equity investors were bullish as 2011 began but turned increasingly defensive as the year wore on. After trading sideways for the first two quarters of 2011, equity markets sold-off in August when the U.S. lost its AAA credit rating, prompting a worldwide retrenchment from risk assets. Markets rallied back in the fourth quarter of 2011 even though the headwinds from uncertainty in the euro zone increased. Despite record profits at U.S. companies, investors generally shifted out of cyclical, economically–sensitive sectors in favor of more defensive and stable areas of the market, particularly well-capitalized large cap companies with strong, recurring revenue streams. Utilities and Consumer Staples were the best performing sectors for the year, returning 18.7 percent and 13.9 percent, respectively, while Financials and Materials performed the worst, falling by -14.7 and -8.9 percent, respectively. For 2011, small capitalization stocks were down -3.4 percent against gains of 1.6 percent for large capitalization stocks. The large value style delivered the best returns for the year, up 3.7 percent, while small value and microcap stocks trailed other styles, down -5.3 percent and –13.5 percent, respectively.

The Small Cap Growth Fund (the “Fund”) returned -0.64% for the year ended December 31, 2011, outperforming the Fund’s benchmark (the Russell 2000 Growth Index) return of -2.91% by 2.27%. The Fund benefited from strong stock selection in Consumer Discretionary, Financials and Health Care. This outperformance was partially offset by poor security selection in Information Technology.

We are pleased with the performance of the Fund and are encouraged by the current activities and positioning of our sub-advisers, who continue to follow through with the disciplined investment approaches that have made them successful over the long-term. It is our belief that the Fund is well positioned going into 2012 and should benefit as macroeconomic fears are allayed and investors return their focus on company fundamentals.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns. Small company stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

*	Based on percent of the Fund’s total investments in securities, at value.

Wilshire Variable Insurance Trust International Equity Fund Commentary

INTERNATIONAL EQUITY FUND
Average Annual Total Return*

One Year Ended 12/31/11	(13.74)%
Five Years Ended 12/31/11	(5.33)%
Ten Years Ended 12/31/11	1.84%

MSCI EAFE INDEX(1)
Average Annual Total Return

One Year Ended 12/31/11	(12.14)%
Five Years Ended 12/31/11	(4.72)%
Ten Years Ended 12/31/11	4.67%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $10,000 Investment in the International Equity Fund
and the MSCI EAFE Index through 12/31/11.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. Recent performance can be found at your particular insurance company.

(1)     The MSCI EAFE Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australasia and the Far East. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

*      During certain periods, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns for the periods would have been lower. For the year ended December 31, 2011, fees totaling 0.20% of average net assets were waived.

Wilshire Variable Insurance Trust International Equity Fund Commentary - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of December 31, 2011)

On the heels of a positive 2010, equity investors were bullish as 2011 began but turned increasingly defensive as the year wore on. After trading sideways for the first two quarters of 2011, equity markets sold-off in August when the U.S. lost its AAA credit rating, prompting a worldwide retrenchment from risk assets. Markets rallied back in the fourth quarter of 2011 even though the headwinds from uncertainty in the euro zone increased. Despite record profits at U.S. companies, investors generally shifted out of cyclical, economically–sensitive sectors in favor of more defensive and stable areas of the market, particularly well-capitalized large cap companies with strong, recurring revenue streams. Utilities and Consumer Staples were the best performing sectors for the year, returning 18.7 percent and 13.9 percent, respectively, while Financials and Materials performed the worst, falling by -14.7 and -8.9 percent, respectively. For 2011, small capitalization stocks were down -3.4 percent against gains of 1.6 percent for large capitalization stocks. The large value style delivered the best returns for the year, up 3.7 percent, while small value and microcap stocks trailed other styles, down -5.3 percent and -13.5 percent, respectively.

Following the overall de-risking theme, developed international and emerging market equities sold-off more than their domestic counterparts in 2011, with the MSCI EAFE Index returning -12.1 percent and the MSCI Emerging Markets Index returning -18.4 percent. Euro zone sovereign debt issues continued from 2010 and worries increased in the last quarter of 2011 as the European Central Bank (ECB) offered unlimited liquidity to European banks for 36 months. Continuing the theme from last year, the PIIGS countries including Portugal, Italy, Greece, and Spain suffered some of the biggest declines, with Ireland paring its losses comparably. With Japan still in recovery mode from its devastating March earthquake and tsunami, the Asia-Pacific region provided negative results for the year. Emerging markets faced multiple challenges in 2011, from political uprisings in the Middle East and Africa which drove up oil prices, slackening demand for products in developed markets, economic slowdowns in China and Brazil and more, all of which weighed on the entire market segment.

The International Equity Fund (the “Fund”) returned -13.74% in the year ended December 31, 2011, underperforming the Fund’s benchmark (the MSCI EAFE Index) return of -12.14%. The Fund’s performance was hampered by poor stock selection in Energy, Materials and Health Care as well as from an underweight to Health Care, one of the top performing sectors of 2011.

Despite the Fund’s underperformance versus its benchmark, we remain confident in our sub-advisers, who continue to follow through with the disciplined investment approaches that have made them successful over the long-term. It is our belief that the Fund is well positioned going into 2012 and should benefit as macroeconomic fears are allayed and investors return their focus to company fundamentals.

Foreign securities may be subject to a higher degree of market risk due to currency fluctuations, lack of liquidity, and political and economic instability. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns.

*	Based on percent of the Fund’s total investments in securities, at value.

Wilshire Variable Insurance Trust Socially Responsible Fund Commentary

SOCIALLY RESPONSIBLE FUND
Average Annual Total Return*

One Year Ended 12/31/11	(1.45)%
Five Years Ended 12/31/11	(4.93)%
Ten Years Ended 12/31/11	2.17%

S&P 500 INDEX(1)
Average Annual Total Return

One Year Ended 12/31/11	2.11%
Five Years Ended 12/31/11	(0.25)%
Ten Years Ended 12/31/11	2.92%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $10,000 Investment in the Socially Responsible Fund
and the S&P 500 Index through 12/31/11.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. Recent performance can be found at your particular insurance company.

(1)     The S&P 500 Index is an unmanaged index consisting of 500 stocks. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

*      During certain periods since inception, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns since inception would have been lower. For the year ended December 31, 2011, there were no waivers.

Wilshire Variable Insurance Trust Socially Responsible Fund Commentary - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of December 31, 2011)

On the heels of a positive 2010, equity investors were bullish as 2011 began but turned increasingly defensive as the year wore on. After trading sideways for the first two quarters of 2011, equity markets sold-off in August when the U.S. lost its AAA credit rating, prompting a worldwide retrenchment from risk assets. Markets rallied back in the fourth quarter of 2011 even though the headwinds from uncertainty in the euro zone increased. Despite record profits at U.S. companies, investors generally shifted out of cyclical, economically–sensitive sectors in favor of more defensive and stable areas of the market, particularly well-capitalized large cap companies with strong, recurring revenue streams. Utilities and Consumer Staples were the best performing sectors for the year, returning 18.7 percent and 13.9 percent, respectively, while Financials and Materials performed the worst, falling by -14.7 and -8.9 percent, respectively. For 2011, small capitalization stocks were down -3.4 percent against gains of 1.6 percent for large capitalization stocks. The large value style delivered the best returns for the year, up 3.7 percent, while small value and microcap stocks trailed other styles, down -5.3 percent and –13.5 percent, respectively.

The Socially Responsible Fund (the “Fund”) returned -1.45% in the year ended December 31, 2011, trailing the Fund’s benchmark (the S&P 500 Index) return of 2.11%. The Fund’s performance was hampered by poor stock selection in Consumer Discretionary and Energy. Though the Fund benefited from strong stock selection in Materials, it was hurt by its overweight to the sector, the second worst performing sector of 2011.

Despite the Fund’s underperformance versus its benchmark, we remain confident in our sub-adviser’s portfolio management teams, who continue to follow through with the disciplined investment approaches that have made them successful over the long-term. It is our belief that the Fund is well positioned going into 2012 and should benefit as macroeconomic fears are allayed and investors return their focus to company fundamentals.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns.

*	Based on percent of the Fund’s total investments in securities, at value.

Wilshire Variable Insurance Trust Disclosure of Fund Expenses For the Six Months Ended December 31, 2011 (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for investment advisory, administrative services, distribution and/or shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Wilshire Variable Insurance Trust has no such charges or fees, but they may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.

Wilshire Variable Insurance Trust Disclosure of Fund Expenses - (Continued) For the Six Months Ended December 31, 2011 (Unaudited)

	Beginning Account Value 07/01/11	Ending Account Value 12/31/11	Expense Ratio(1)	Expenses Paid During Period 07/01/11-12/31/11(2)(3)
Equity Fund(4)
Actual Fund Return	$1,000.00	$928.60	0.79%	$3.84
Hypothetical 5% Return	$1,000.00	$1,021.22	0.79%	$4.02

Balanced Fund(4)
Actual Fund Return	$1,000.00	$949.00	0.18%	$0.88
Hypothetical 5% Return	$1,000.00	$1,024.30	0.18%	$0.92
Income Fund
Actual Fund Return	$1,000.00	$1,036.90	1.12%	$5.75
Hypothetical 5% Return	$1,000.00	$1,019.56	1.12%	$5.70
Small Cap Growth Fund
Actual Fund Return	$1,000.00	$901.00	1.45%	$6.95
Hypothetical 5% Return	$1,000.00	$1,017.90	1.45%	$7.37
International Equity Fund
Actual Fund Return	$1,000.00	$830.50	1.53%	$7.06
Hypothetical 5% Return	$1,000.00	$1,017.49	1.53%	$7.78
Socially Responsible Fund
Actual Fund Return	$1,000.00	$955.30	1.32%	$6.51
Hypothetical 5% Return	$1,000.00	$1,018.55	1.32%	$6.72

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period, then divided by 365.

(3)	Expenses shown do not include annuity contract fees.

(4)	The expense ratio does not include the expenses of the underlying funds.

Wilshire Variable Insurance Trust Equity Fund Schedule of Investments	December 31, 2011

Shares	Value
COMMON STOCK — 52.1%
Consumer Discretionary — 6.7%
4,500	Amazon.com, Inc. †	$778,950
27,900	Burberry Group PLC ADR	1,033,416
28,100	CBS Corp., Class B	762,634
16,753	Dick's Sporting Goods, Inc.	617,851
12,026	Dollar General Corp. †	494,750
31,400	Foot Locker, Inc.	748,576
15,100	Guess?, Inc.	450,282
4,400	Harley-Davidson, Inc.	171,028
12,600	Home Depot, Inc. (The)	529,704
62,792	Johnson Controls, Inc.	1,962,878
17,129	Lear Corp.	681,734
27,400	Macy's, Inc.	881,732
5,500	PVH Corp.	387,695
6,300	Signet Jewelers, Ltd.	276,948
7,000	Target Corp.	358,540
3,794	Tiffany & Co.	251,390
8,392	TJX Cos., Inc.	541,704
23,100	Walt Disney Co. (The)	866,250
12,200	Wyndham Worldwide Corp.	461,526
		12,257,588
Consumer Staples — 3.8%
12,197	British American Tobacco PLC ADR	1,157,251
13,700	Constellation Brands, Inc., Class A †	283,179
22,300	CVS Caremark Corp.	909,394
15,707	Diageo PLC ADR	1,373,106
6,706	Estee Lauder Cos., Inc. (The), Class A	753,218
30,417	General Mills, Inc.	1,229,151
10,775	Herbalife, Ltd.	556,744
2,100	Lorillard, Inc.	239,400
21,400	Smithfield Foods, Inc. †	519,592
		7,021,035
Energy — 6.5%
16,928	Anadarko Petroleum Corp.	1,292,114
4,600	Apache Corp.	416,668
16,550	Chevron Corp.	1,760,920
54,458	Cobalt International Energy, Inc. †	845,188
11,475	ConocoPhillips	836,183
19,017	Exxon Mobil Corp.	1,611,881
16,193	Hess Corp.	919,763
10,800	Marathon Petroleum Corp.	359,532
18,800	Nabors Industries, Ltd. †	325,992
14,200	National Oilwell Varco, Inc.	965,458
6,900	Oil States International, Inc. †	526,953
9,294	Schlumberger, Ltd.	634,873
16,600	Suncor Energy, Inc.	478,578
10,325	Valero Energy Corp.	217,341
46,800	Weatherford International, Ltd. †	685,152
		11,876,596
Financials — 7.8%
13,000	Aflac, Inc.	562,380
14,700	Capital One Financial Corp.	621,663
34,500	Citigroup, Inc.	907,695
56,000	Discover Financial Services	1,344,000
60,600	Fifth Third Bancorp	770,832
8,700	Goldman Sachs Group, Inc. (The)	786,741
39,600	JPMorgan Chase & Co.	1,316,700
83,500	KeyCorp	642,115
24,300	Lincoln National Corp.	471,906
29,600	MetLife, Inc.	922,928
12,700	Morgan Stanley	192,151
22,300	PNC Financial Services Group, Inc.	1,286,041
15,400	Prudential Financial, Inc.	771,848
57,300	SLM Corp.	767,820
15,950	State Street Corp.	642,944

Shares	Value
Financials (continued)
17,118	Visa, Inc., Class A	$1,737,991
25,600	XL Group PLC, Class A	506,112
		14,251,867
Health Care — 7.2%
4,400	Abbott Laboratories	247,412
15,200	Bristol-Myers Squibb Co.	535,648
10,800	CIGNA Corp.	453,600
12,500	Express Scripts, Inc., Class A †	558,625
47,800	Gilead Sciences, Inc. †	1,956,454
10,300	HCA Holdings, Inc. †	226,909
9,150	McKesson Corp.	712,877
20,797	Medco Health Solutions, Inc. †	1,162,552
24,800	Merck & Co., Inc.	934,960
31,200	Myriad Genetics, Inc. †	653,328
41,021	NuVasive, Inc. †	516,454
74,500	Pfizer, Inc.	1,612,180
3,853	Pharmasset, Inc. †	493,955
29,800	UnitedHealth Group, Inc.	1,510,264
7,500	Watson Pharmaceuticals, Inc. †	452,550
17,800	WellPoint, Inc.	1,179,250
		13,207,018
Industrials — 5.6%
6,700	Caterpillar, Inc.	607,020
13,228	Cooper Industries PLC, Class A	716,296
31,624	CSX Corp.	666,002
3,075	Cummins, Inc.	270,662
9,850	Eaton Corp.	428,770
16,400	Fluor Corp.	824,100
17,779	General Dynamics Corp.	1,180,703
85,300	General Electric Co.	1,527,723
48,600	Hertz Global Holdings, Inc. †	569,592
9,200	KBR, Inc.	256,404
12,000	Owens Corning †	344,640
27,355	Robert Half International, Inc.	778,523
10,342	Rockwell Automation, Inc.	758,793
27,287	Terex Corp. †	368,647
11,900	Timken Co.	460,649
4,600	Triumph Group, Inc.	268,870
4,600	Tyco International, Ltd.	214,866
		10,242,260
Information Technology — 9.9%
32,471	Acme Packet, Inc. †	1,003,679
8,932	Apple, Inc. †	3,617,460
5,458	Baidu, Inc. ADR †	635,693
17,100	Broadcom Corp., Class A	502,056
36,050	Cisco Systems, Inc.	651,784
9,684	Citrix Systems, Inc. †	588,013
26,700	Dell, Inc. †	390,621
11,034	eBay, Inc. †	334,661
27,000	Electronic Arts, Inc. †	556,200
13,900	EMC Corp. †	299,406
3,242	Google, Inc., Class A †	2,094,008
1,425	International Business Machines Corp.	262,029
18,353	OpenTable, Inc. †	718,153
40,199	QUALCOMM, Inc.	2,198,885
8,027	Salesforce.com, Inc. †	814,419
7,000	SanDisk Corp. †	344,470
25,250	Seagate Technology PLC	414,100
27,000	Symantec Corp. †	422,550
15,767	Texas Instruments, Inc.	458,977
7,250	VeriFone Systems, Inc. †	257,520
87,540	Western Union Co. (The)	1,598,481
		18,163,165

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Equity Fund Schedule of Investments - (Continued)	December 31, 2011

Shares	Value
Materials — 2.5%
7,900	Agrium, Inc.	$530,169
4,600	Domtar Corp.	367,816
58,650	Freeport-McMoRan Copper & Gold, Inc.	2,157,733
16,500	Huntsman Corp.	165,000
23,718	Mosaic Co.	1,196,099
6,200	Nucor Corp.	245,334
		4,662,151
Telecommunication Services — 0.8%
45,200	AT&T, Inc.	1,366,848

Utilities — 1.3%
28,700	FirstEnergy Corp.	1,271,410
7,900	National Fuel Gas Co.	439,082
14,500	NiSource, Inc.	345,245
12,400	PPL Corp.	364,808
		2,420,545
Total Common Stock (Cost $92,607,482)		95,469,073

INVESTMENT IN UNDERLYING FUNDS — 47.4%
11,344,062	Wilshire Large Cap Core Plus Fund*
	(Cost $80,969,270)	87,008,958

SHORT-TERM INVESTMENT — 0.4%
698,258	Northern Trust Institutional Government Select Portfolio, 0.01% (a)
	(Cost $698,258)	698,258

Total Investments — 99.9%
(Cost $174,275,010)		183,176,289

Other Assets & Liabilities, Net — 0.1%		102,354

NET ASSETS — 100.0%		$183,278,643

*	Affiliated Fund.
†	Non-income producing security.
(a)	Rate shown is the 7-day effective yield as of December 31, 2011.

ADR — American Depositary Receipt
PLC— Public Limited Company

As of December 31, 2011, all of the Fund’s investments were considered Level 1. For the period ended December 31, 2011, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the year ended December 31, 2011, there were no Level 3 securities. Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Balanced Fund Schedule of Investments	December 31, 2011

Shares		Value
INVESTMENTS IN UNDERLYING FUNDS — 100.0%
10,458,067	Wilshire Large Cap Core Plus Fund*	$79,795,052
4,226,081	Wilshire Variable Insurance Trust Income Fund*	49,360,623
2,003,336	Wilshire Variable Insurance Trust International Equity Fund*	21,615,994

Total Investments in Underlying Funds — 100.0%
(Cost $148,161,309)		150,771,669

SHORT-TERM INVESTMENT — 0.2%
318,404	Northern Trust Institutional Government Select Portfolio, 0.01% (a) (Cost $318,404)	318,404

Total Investments — 100.2%
(Cost $148,479,713)		151,090,073

Other Assets & Liabilities, Net — (0.2)%		(264,672)

NET ASSETS — 100.0%		$150,825,401

*	Affiliated Fund.
(a)	Rate shown is 7-day effective yield as of December 31, 2011.

As of December 31, 2011, all of the Fund’s investments were considered Level 1. During the year ended December 31, 2011, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the year ended December 31, 2011, there were no Level 3 securities. Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Income Fund Schedule of Investments	December 31, 2011

Maturity Date	Par	Value
ASSET-BACKED SECURITIES — 4.8%
Ameriquest Mortgage Securities, Inc.
0.639%(a)	04/25/34	$90,835	$73,252
Amortizing Residential Collateral Trust
0.574%(a)	01/01/32	26,391	16,674
0.794%(a)	10/25/34	167,787	146,449
Bayview Financial Acquisition Trust
0.969%(a)	02/28/44	62,623	56,026
Bear Stearns Asset Backed Securities Trust
0.864%(a)	09/25/34	54,752	47,865
Citigroup Mortgage Loan Trust, Inc.
5.550%	08/25/35	200,000	117,296
Conseco Financial Corp.
9.150%	01/15/18	5,121	1,941
Delta Funding Home Equity Loan Trust
7.040%	06/25/27	1,729	1,779
Education Funding Capital Trust I
1.520%(a)	12/15/42	150,000	137,986
2.430%(a)	12/15/42	150,000	132,870
Green Tree Home Improvement Loan Trust
7.600%	07/15/20	857	846
Green Tree Recreational Equipment & Consumer Trust
7.250%	03/15/29	11,440	7,156
Greenpoint Manufactured Housing
2.292%	11/22/31	75,000	62,283
3.748%(a)	02/20/32	100,000	75,717
3.778%(a)	03/13/32	100,000	75,364
3.785%(a)	06/19/29	50,000	38,606
3.785%(a)	03/18/29	100,000	77,634
3.787%(a)	02/20/30	50,000	38,823
Keycorp Student Loan Trust
0.678%(a)	10/25/32	176,889	165,038
Lehman XS Trust
0.554%(a)	02/25/46	213,395	110,249
MSDWCC Heloc Trust
0.484%(a)	07/25/17	14,630	12,300
Northstar Education Finance, Inc.
1.413%(a)	10/30/45	400,000	217,739
1.629%(a)	01/29/46	200,000	155,088
SACO I, Inc.
0.554%(a)	06/25/36	92,942	37,272
0.634%(a)	03/25/36	98,337	32,815
0.854%(a)	09/25/35	19,027	17,557
Saxon Asset Securities Trust
0.754%(a)	05/25/35	96,454	64,446
Securitized Asset Backed Receivables LLC Trust
0.524%(a)	02/25/37	711,078	229,945
SLM Student Loan Trust
0.976%(a)	09/16/24	300,000	270,934

Maturity Date	Par	Value
WaMu Asset-Backed Certificates
0.384%(a)	05/25/47	$88,878	$87,549
0.464%(a)	05/25/47	1,300,000	926,432
0.584%(a)	05/25/47	1,300,000	397,337

Total Asset-Backed Securities
(Cost $5,950,034)			3,833,268

COLLATERALIZED MORTGAGE OBLIGATIONS — 41.4%
Agency Mortgage-Backed Obligation — 33.0%
FHLMC TBA
3.500%	01/01/41	500,000	513,359
5.500%	01/01/41	100,000	108,500
FHLMC
5.000%	09/01/33	145,369	156,504
5.000%	08/01/33	332,475	357,941
5.000%	09/01/33	275,277	296,363
5.000%	09/01/33	87,410	94,105
5.000%	10/01/33	285,522	307,393
5.575%(a)	01/01/38	332,694	355,834
5.601%(a)	05/01/37	500,515	532,966
FHLMC Multifamily Structured Pass Through Certificates, IO
1.061%(a)	01/25/20	1,359,708	85,015
1.238%(a)	04/25/20	413,544	29,123
1.515%(a)	08/25/20	454,919	39,234
1.566%(a)	02/25/18	1,952,104	147,258
1.682%(a)	07/25/21	400,000	45,146
1.682%(a)	06/25/20	415,331	40,973
1.743%(a)	10/25/21	175,000	19,087
2.011%(a)	08/25/18	180,000	18,925
FNMA TBA
3.000%	01/16/26	300,000	309,797
3.500%	01/01/41	400,000	411,375
4.000%	11/15/34	2,300,000	2,416,078
4.500%	01/15/35	100,000	106,406
5.500%	01/01/37	1,300,000	1,415,578
6.000%	01/01/37	2,100,000	2,312,297
6.500%	01/01/37	1,600,000	1,780,250
FNMA
4.000%	11/01/41	398,712	419,343
4.500%	06/01/31	91,966	98,359
4.500%	04/01/31	91,267	97,611
4.500%	04/01/41	286,353	304,960
4.500%	05/01/31	275,747	294,915
4.500%	09/01/41	97,480	103,814
5.500%	09/01/35	1,146,941	1,252,356
5.500%	04/01/36	496,721	534,613
5.500%	03/01/34	18,882	20,641
5.500%	08/01/37	43,010	47,017
5.500%	09/01/36	41,617	45,494
5.500%	11/01/36	296,532	323,508
5.886%(a)	01/01/37	198,929	215,722
6.000%	12/01/39	724,269	798,306
7.000%	05/01/32	33,258	38,986
9.750%	08/25/19	74,760	86,514
9.750%	11/25/18	270,055	315,815

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Income Fund Schedule of Investments - (Continued)	December 31, 2011

Maturity Date	Par	Value
Agency Mortgage-Backed Obligation (continued)
GNMA TBA
4.000%	01/01/40	$1,200,000	$1,287,188
4.500%	01/15/40	2,500,000	2,723,828
6.000%	01/01/34	100,000	113,188
6.000%	01/24/33	100,000	112,938
GNMA
0.645%(a)	12/20/60	198,802	194,925
0.745%(a)	03/20/61	97,870	96,926
0.765%(a)	03/20/61	196,095	194,670
4.500%	03/15/40	49,765	54,285
5.000%	08/20/40	1,876,081	2,076,704
5.000%	09/20/40	165,315	182,993
5.000%	05/15/40	358,983	400,297
5.000%	11/20/40	240,132	265,811
5.000%	04/15/40	176,441	196,741
5.500%	05/15/36	76,389	86,069
6.000%	05/15/33	75,806	86,296
6.000%	03/15/37	83,293	94,428
6.000%	03/15/35	637,664	727,893
6.500%	10/20/37	485,775	554,588
			26,347,249

Non-Agency Mortgage-Backed Obligation — 8.4%
American Home Mortgage Assets
0.524%(a)	05/25/46	187,989	25,125
Banc of America Commercial Mortgage, Inc.
5.620%	02/10/51	10,000	10,527
5.622%(a)	06/10/49	60,000	62,570
5.921%(a)	05/10/45	310,000	347,015
Banc of America Funding Corp.
2.794%(a)	09/20/35	1,262,022	614,988
Banc of America Mortgage Securities, Inc.
2.747%(a)	02/25/34	12,293	9,145
Bear Stearns Adjustable Rate Mortgage Trust
2.749%(a)	02/25/34	43,734	34,555
2.848%(a)	11/25/34	59,911	46,460
Citigroup Mortgage Loan Trust, Inc.
2.801%(a)	09/25/34	57,588	52,826
2.821%(a)	02/25/34	60,764	48,065
Countrywide Alternative Loan Trust
0.495%(a)	03/20/46	70,053	34,326
2.805%(a)	09/25/34	97,229	60,679
DBUBS Mortgage Trust
3.642%	08/10/44	100,000	105,344
First Horizon Asset Securities, Inc.
2.631%(a)	02/25/35	254,398	216,857
GE Capital Commercial Mortgage Corp.
5.543%	12/10/49	130,000	136,832
Greenpoint Mortgage Funding Trust
0.504%(a)	04/25/36	505,099	228,877
Harborview Mortgage Loan Trust
0.435%(a)	01/25/47	705,823	377,968
0.505%(a)	05/19/35	117,601	62,150

Maturity Date	Par	Value
Non-Agency Mortgage-Backed Obligation (continued)
Homebanc Mortgage Trust
0.594%(a)	05/25/37	$90,723	$72,041
Impac CMB Trust
0.834%(a)	05/25/35	98,671	66,795
Indymac INDA Mortgage Loan Trust
5.734%(a)	11/25/37	72,156	51,686
Indymac Index Mortgage Loan Trust
0.414%(a)	07/25/36	262,434	108,692
0.494%(a)	06/25/47	250,075	114,251
0.554%(a)	06/25/35	431,119	255,114
2.631%(a)	03/25/35	96,132	71,315
4.915%(a)	09/25/35	63,987	44,742
LB-UBS Commercial Mortgage Trust
4.954%	09/15/30	220,000	240,161
Luminent Mortgage Trust
0.484%(a)	05/25/46	218,600	91,892
Master Adjustable Rate Mortgages Trust
0.494%(a)	05/25/47	692,133	336,655
1.020%(a)	12/25/46	278,511	73,350
2.626%(a)	02/25/35	233,304	177,341
3.296%(a)	12/25/34	15,615	11,400
Merrill Lynch
5.485%(a)	03/12/51	30,000	31,554
Morgan Stanley Capital I
4.989%	08/13/42	100,000	108,843
5.692%(a)	04/15/49	130,000	137,646
5.728%(a)	10/15/42	90,000	99,376
5.809%	12/12/49	100,000	110,113
Morgan Stanley Mortgage Loan Trust
0.444%(a)	03/25/36	123,178	26,082
0.614%(a)	01/25/35	332,829	236,952
2.448%(a)	07/25/35	151,811	99,672
2.771%(a)	08/25/34	97,578	72,384
2.786%(a)	07/25/34	63,380	53,384
Prime Mortgage Trust
8.000%	07/25/34	143,902	123,420
Residential Asset Securitization Trust
4.750%	02/25/19	272,952	275,317
Sequoia Mortgage Trust
0.480%(a)	07/20/36	265,626	189,621
Structured Adjustable Rate Mortgage Loan Trust
2.448%(a)	01/25/35	116,785	87,564
2.587%(a)	11/25/34	101,871	71,858
WaMu Mortgage Pass-Through Certificates
0.524%(a)	04/25/45	103,312	74,912
0.614%(a)	08/25/45	272,711	198,772
2.475%(a)	10/25/33	261,178	244,870
2.485%(a)	10/25/35	106,151	96,231
2.576%(a)	02/25/33	64,690	56,993
Washington Mutual MSC Mortgage Pass-Through Certificates
2.559%(a)	01/25/35	39,807	35,525

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Income Fund Schedule of Investments - (Continued)	December 31, 2011

Maturity Date	Par	Value
Non-Agency Mortgage-Backed Obligation (continued)
Wells Fargo Mortgage Backed Securities Trust
2.697%(a)	04/25/36	$26,975	$20,289
WF-RBS Commercial Mortgage Trust
3.667%	11/15/44	26,000	26,486
			6,667,608

Total Collateralized Mortgage Obligations
(Cost $35,424,635)			33,014,857

CORPORATE BONDS — 29.1%
Consumer Discretionary — 2.7%
Boyd Gaming Corp.
7.125%	02/01/16	10,000	8,650
CCO Holdings LLC
6.500%	04/30/21	160,000	162,000
7.000%	01/15/19	80,000	83,400
Cengage Learning Acquisitions, Inc.
10.500%(b)	01/15/15	10,000	7,175
Comcast Corp.
6.500%	01/15/15	535,000	606,495
Cricket Communications, Inc.
7.750%	05/15/16	80,000	82,600
CSC Holdings LLC
8.625%	02/15/19	10,000	11,525
Daimler Finance North America LLC
6.500%	11/15/13	30,000	32,676
7.300%	01/15/12	95,000	95,177
DISH DBS Corp.
6.750%	06/01/21	20,000	21,550
7.000%	10/01/13	20,000	21,350
7.750%	05/31/15	40,000	44,000
7.875%	09/01/19	45,000	50,850
Inn of the Mountain Gods Resort & Casino
8.750%(b)	11/30/20	3,000	2,895
McDonald's Corp. MTN
5.350%	03/01/18	40,000	47,860
MGM Resorts International
7.625%	01/15/17	20,000	19,050
10.375%	05/15/14	5,000	5,712
11.125%	11/15/17	20,000	22,800
Mohegan Tribal Gaming Authority
8.000%	04/01/12	5,000	3,350
News America, Inc.
6.650%	11/15/37	10,000	11,329
Reed Elsevier Capital, Inc.
8.625%	01/15/19	120,000	149,770
Service Corp. International
7.500%	04/01/27	30,000	28,800
Sprint Capital Corp.
6.875% (d)	11/15/28	10,000	7,138
Time Warner Cable, Inc.
4.000%	09/01/21	50,000	50,586
5.500%	09/01/41	10,000	10,538

Maturity Date	Par	Value
Consumer Discretionary (continued)
5.875%	11/15/40	$140,000	$151,517
6.750%	06/15/39	50,000	59,086
7.300%	07/01/38	60,000	72,910
8.250%	04/01/19	180,000	226,082
8.750%	02/14/19	20,000	25,574
			2,122,445
Consumer Staples — 1.5%
Altria Group, Inc.
4.750%	05/05/21	110,000	121,114
9.250%	08/06/19	140,000	187,986
CVS Caremark Corp.
6.600%	03/15/19	180,000	219,403
Kraft Foods, Inc.
5.375%	02/10/20	230,000	265,386
PepsiCo, Inc.
7.900%	11/01/18	41,000	55,430
Philip Morris International, Inc.
2.900%	11/15/21	140,000	142,737
Reynolds American, Inc.
6.750%	06/15/17	70,000	79,564
Safeway, Inc.
3.950%	08/15/20	40,000	39,501
4.750%	12/01/21	80,000	81,949
			1,193,070
Energy — 4.7%
Anadarko Petroleum Corp.
6.375%	09/15/17	30,000	34,774
Apache Corp.
6.000%	09/15/13	140,000	152,518
Arch Coal, Inc.
7.000%(b)	06/15/19	50,000	51,000
Baker Hughes, Inc.
7.500%	11/15/18	160,000	211,076
Chesapeake Energy Corp.
6.875%	11/15/20	90,000	96,300
Complete Production Services, Inc.
8.000%	12/15/16	75,000	78,000
Concho Resources, Inc.
6.500%	01/15/22	54,000	56,430
ConocoPhillips
4.750%	10/15/12	60,000	61,791
5.900%	05/15/38	120,000	151,789
Consol Energy, Inc.
6.375%(b)	03/01/21	60,000	60,600
8.000%	04/01/17	30,000	32,850
Devon Energy Corp.
5.600%	07/15/41	160,000	192,372
Energy Transfer Partners LP
6.700%	07/01/18	130,000	144,225
Enterprise Products Operating LLC
4.050%	02/15/22	70,000	71,321
5.700%	02/15/42	120,000	130,738
6.500%	01/31/19	200,000	232,897
Hess Corp.
7.300%	08/15/31	57,000	73,145

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Income Fund Schedule of Investments - (Continued)	December 31, 2011

Maturity Date	Par	Value
Energy (continued)
7.875%	10/01/29	$60,000	$80,608
8.125%	02/15/19	80,000	102,693
Kerr-McGee Corp.
6.950%	07/01/24	70,000	83,484
7.875%	09/15/31	135,000	169,208
Key Energy Services, Inc.
6.750%	03/01/21	70,000	70,000
Kinder Morgan Energy Partners LP
5.000%	12/15/13	25,000	26,499
5.850%	09/15/12	10,000	10,322
6.000%	02/01/17	120,000	135,813
7.125%	03/15/12	5,000	5,057
MarkWest Energy Partners
6.250%	06/15/22	20,000	20,900
Noble Energy, Inc.
4.150%	12/15/21	170,000	175,864
Occidental Petroleum Corp.
3.125%	02/15/22	90,000	92,326
Peabody Energy Corp.
6.500%	09/15/20	80,000	84,000
Pemex Project Funding Master Trust
6.625%	06/15/35	207,000	234,686
QEP Resources, Inc.
6.875%	03/01/21	90,000	96,975
Regency Energy Partners
6.500%	07/15/21	75,000	78,000
Tennessee Gas Pipeline Co.
7.625%	04/01/37	90,000	107,366
Williams Cos., Inc.
7.500%	01/15/31	167,000	203,537
7.750%	06/15/31	25,000	31,099
Williams Partners
5.250%	03/15/20	40,000	44,279
WPX Energy, Inc.
6.000%(b)	01/15/22	40,000	40,950
			3,725,492
Financials — 10.6%
Ally Financial, Inc.
8.300%	02/12/15	190,000	200,450
American Express Co.
6.800%(a)	09/01/66	105,000	104,475
American Express Credit Corp. MTN
5.125%	08/25/14	180,000	193,377
5.875%	05/02/13	70,000	73,581
American International Group, Inc.
5.850%	01/16/18	40,000	39,121
6.250%	03/15/37	100,000	72,375
6.400%	12/15/20	510,000	514,707
Anadarko Finance Co.
7.500%	05/01/31	100,000	120,988
Bank of America Corp.
5.000%	05/13/21	130,000	118,409
7.625%	06/01/19	210,000	217,186
Berkshire Hathaway, Inc.
3.200%	02/11/15	60,000	63,610

Maturity Date	Par	Value
Financials (continued)
Boeing Capital Corp.
4.700%	10/27/19	$70,000	$79,679
Caterpillar Financial Services Corp. MTN
6.200%	09/30/13	160,000	174,418
Citigroup, Inc.
5.000%	09/15/14	275,000	272,170
5.500%	10/15/14	10,000	10,280
6.000%	12/13/13	250,000	258,690
6.010%	01/15/15	100,000	104,470
6.875%	03/05/38	200,000	219,723
Countrywide Financial Corp.
6.250%	05/15/16	50,000	47,107
FIA Card Services
7.125%	11/15/12	510,000	517,122
Ford Motor Credit Co. LLC
8.125%	01/15/20	100,000	117,707
General Electric Capital Corp. MTN
5.300%	02/11/21	170,000	181,722
5.625%	05/01/18	210,000	235,517
6.375%(a)	11/15/67	320,000	315,200
6.875%	01/10/39	370,000	443,272
Goldman Sachs Capital II
5.793%(a)	06/01/43	20,000	12,300
Goldman Sachs Group, Inc. MTN
3.625%	08/01/12	30,000	30,181
4.750%	07/15/13	10,000	10,132
5.250%	10/15/13	40,000	40,813
5.300%	02/14/12	10,000	10,034
5.375%	03/15/20	250,000	246,756
5.450%	11/01/12	50,000	50,849
6.000%	06/15/20	10,000	10,244
6.250%	02/01/41	220,000	215,826
6.600%	01/15/12	220,000	220,291
HSBC Finance Corp.
6.375%	11/27/12	40,000	41,142
6.676%(b)	01/15/21	10,000	10,344
ING Capital Funding Trust III
4.179%(a)	12/29/49	10,000	7,866
JPMorgan Chase & Co.
4.250%	10/15/20	110,000	110,772
4.400%	07/22/20	90,000	91,909
5.125%	09/15/14	545,000	574,594
5.150%	10/01/15	200,000	212,276
Lehman Brothers Holdings Capital Trust VII MTN
5.857%(c)	11/29/49	200,000	20
Lehman Brothers Holdings, Inc. MTN
6.500%(c)	07/19/17	160,000	176
6.750%(c)	12/28/17	340,000	34
MetLife, Inc.
4.750%	02/08/21	80,000	86,543
5.875%	02/06/41	160,000	187,257
6.400%	12/15/36	40,000	37,850
Morgan Stanley MTN
0.855%(a)	10/18/16	40,000	32,097
6.625%	04/01/18	100,000	98,744

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Income Fund Schedule of Investments - (Continued)	December 31, 2011

Maturity Date	Par	Value
Financials (continued)
Private Export Funding Corp.
2.125%	07/15/16	$260,000	$270,325
SLM Corp. MTN
5.000%	04/15/15	10,000	9,622
5.050%	11/14/14	30,000	29,589
5.625%	08/01/33	25,000	18,648
SunTrust Preferred Capital I
4.000%(a)	12/31/49	11,000	7,480
Wachovia Capital Trust III
5.570%(a)	12/31/49	380,000	318,250
Wachovia Corp.
5.625%	10/15/16	590,000	642,331
Wells Fargo & Co.
3.676%	06/15/16	50,000	52,250
5.000%	11/15/14	5,000	5,350
Wells Fargo Capital X
5.950%	12/15/36	100,000	100,125
			8,488,376
Health Care — 3.7%
Abbott Laboratories
5.125%	04/01/19	170,000	197,393
Aristotle Holding, Inc.
3.500%(b)	11/15/16	280,000	285,168
Fresenius Medical Care US Finance, Inc.
6.875%	07/15/17	145,000	154,425
GlaxoSmithKline Capital, Inc.
5.650%	05/15/18	170,000	204,613
HCA, Inc.
6.250%	02/15/13	14,000	14,280
6.500%	02/15/20	90,000	93,375
7.500%	11/15/95	20,000	15,400
7.690%	06/15/25	30,000	26,550
Humana, Inc.
7.200%	06/15/18	100,000	116,646
Medtronic, Inc.
4.450%	03/15/20	60,000	67,706
Reynolds Group Issuer, Inc.
7.125%(b)	04/15/19	170,000	172,975
Tenet Healthcare Corp.
8.875%	07/01/19	760,000	853,100
9.250%	02/01/15	71,000	74,639
10.000%	05/01/18	60,000	68,550
Thermo Fisher Scientific, Inc.
3.600%	08/15/21	40,000	41,776
UnitedHealth Group, Inc.
3.375%	11/15/21	40,000	41,370
3.875%	10/15/20	30,000	31,862
5.700%	10/15/40	60,000	71,836
6.000%	02/15/18	10,000	11,890
WellPoint, Inc.
3.700%	08/15/21	150,000	154,153
5.875%	06/15/17	20,000	23,045
Wyeth
5.950%	04/01/37	160,000	204,956
			2,925,708

Maturity Date	Par	Value
Industrials — 1.2%
Boeing Co.
4.875%	02/15/20	$40,000	$46,703
6.000%	03/15/19	60,000	72,770
Caterpillar, Inc.
3.900%	05/27/21	90,000	98,807
Continental Airlines 1998-1 Class A Pass Through Trust
6.648%	09/15/17	73,177	74,728
Delta Air Lines, Inc.
6.821%	08/10/22	257,156	268,393
RailAmerica, Inc.
9.250%	07/01/17	96,000	104,880
United Parcel Service, Inc.
4.500%	01/15/13	260,000	270,707
Waste Management, Inc.
7.375%	05/15/29	20,000	25,430
			962,418
Materials — 0.9%
Barrick North America Finance LLC
4.400%	05/30/21	170,000	184,109
CF Industries, Inc.
7.125%	05/01/20	10,000	11,825
Ecolab, Inc.
4.350%	12/08/21	40,000	42,716
Freeport-McMoRan Copper & Gold, Inc.
8.375%	04/01/17	275,000	292,188
PPG Industries, Inc.
5.750%	03/15/13	30,000	31,620
6.650%	03/15/18	30,000	36,294
Steel Dynamics, Inc.
6.750%	04/01/15	60,000	61,350
7.375%	11/01/12	5,000	5,206
7.625%	03/15/20	10,000	10,550
7.750%	04/15/16	10,000	10,425
			686,283
Telecommunication Services — 1.4%
AT&T, Inc.
3.875%	08/15/21	40,000	42,310
5.100%	09/15/14	80,000	88,115
5.550%	08/15/41	60,000	70,645
6.550%	02/15/39	20,000	25,441
Bellsouth Capital Funding Corp.
7.875%	02/15/30	130,000	174,861
BellSouth Corp.
4.750%	11/15/12	10,000	10,335
Qwest Communications International, Inc.
7.500%	02/15/14	28,000	28,106
Qwest Corp.
6.875%	09/15/33	20,000	19,866
Sprint Capital Corp.
6.900%	05/01/19	230,000	189,175
8.750%	03/15/32	15,000	12,131
Verizon Communications, Inc.
3.500%	11/01/21	60,000	62,467

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Income Fund Schedule of Investments - (Continued)	December 31, 2011

Maturity Date	Par	Value
Telecommunication Services (continued)
5.500%	02/15/18	$130,000	$151,556
6.000%	04/01/41	60,000	74,392
6.100%	04/15/18	165,000	198,225
			1,147,625
Utilities — 2.4%
AES Corp. (The)
8.000%	06/01/20	240,000	264,000
Dominion Resources, Inc.
5.700%	09/17/12	210,000	217,041
Duke Energy Carolinas LLC
5.625%	11/30/12	300,000	312,610
Energy Future Intermediate Holding Co. LLC
10.000%	12/01/20	352,000	371,360
Exelon Corp.
5.625%	06/15/35	160,000	172,233
FirstEnergy Corp.
7.375%	11/15/31	260,000	319,742
Pacific Gas & Electric Co.
5.800%	03/01/37	10,000	12,179
6.050%	03/01/34	80,000	99,027
8.250%	10/15/18	20,000	26,365
Southern Natural Gas Co.
5.900%(b)	04/01/17	30,000	34,286
8.000%	03/01/32	75,000	92,763
			1,921,606
Total Corporate Bonds
(Cost $22,269,430)			23,173,023

FOREIGN BONDS (f) — 9.8%
Australia — 1.2%
BHP Billiton Finance USA, Ltd.
3.250%	11/21/21	20,000	20,592
6.500%	04/01/19	190,000	234,756
Rio Tinto Finance USA, Ltd.
3.750%	09/20/21	30,000	31,436
6.500%	07/15/18	120,000	144,637
9.000%	05/01/19	400,000	545,908
			977,329
Belgium — 0.2%
Anheuser-Busch InBev Worldwide, Inc.
5.375%	01/15/20	160,000	187,649

Canada — 3.3%
Hydro Quebec
2.000%	06/30/16	820,000	837,088
Province of New Brunswick Canada
2.750%	06/15/18	400,000	418,134
Province of Ontario Canada
3.150%	12/15/17	190,000	201,464
4.000%	10/07/19	760,000	839,074
Province of Quebec Canada
2.750%	08/25/21	310,000	309,655
Rogers Communications, Inc.
6.750%	03/15/15	10,000	11,501

Maturity Date	Par	Value
Canada (continued)
6.375%	03/01/14	$10,000	$11,027
Teck Resources, Ltd.
9.750%	05/15/14	4,000	4,701
10.250%	05/15/16	6,000	6,900
			2,639,544
Cayman Islands — 0.9%
MUFG Capital Finance 1, Ltd.
6.346%(a)	07/25/49	100,000	101,564
Petrobras International Finance Co.
3.875%	01/27/16	50,000	51,510
5.375%	01/27/21	230,000	241,638
5.750%	01/20/20	10,000	10,701
6.125%	10/06/16	90,000	99,771
Vale Overseas, Ltd.
6.875%	11/21/36	185,000	210,632
			715,816
France — 0.1%
Cie Generale de Geophysique-Veritas
7.750%	05/15/17	70,000	70,875

India — 0.1%
Novelis, Inc.
8.750%	12/15/20	60,000	64,350

Luxembourg — 0.0%
Intelsat Jackson Holdings SA(b)
7.250%	04/01/19	30,000	30,450
9.500%	06/15/16	15,000	15,675
			46,125
Mexico — 0.4%
America Movil SAB de CV
5.000%	03/30/20	100,000	110,477
5.625%	11/15/17	80,000	91,963
Kansas City Southern de Mexico SA de CV
12.500%	04/01/16	36,000	41,760
			244,200
Netherlands — 0.6%
Deutsche Telekom International Finance BV
5.750%	03/23/16	195,000	217,011
Shell International Finance BV
4.375%	03/25/20	180,000	210,144
			427,155
Russia — 0.5%
Russia Federation
7.500%	03/31/30	329,825	383,009

Spain — 0.4%
BBVA US Senior SAU
3.250%	05/16/14	200,000	189,445
Telefonica Emisiones SAU
5.877%	07/15/19	120,000	118,592
			308,037

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Income Fund Schedule of Investments - (Continued)	December 31, 2011

Maturity Date	Par	Value
Switzerland — 0.6%
UBS AG MTN
3.875%	01/15/15	$260,000	$259,285
2.250%	01/28/14	250,000	243,279
			502,564
United Kingdom — 1.5%
BP Capital Markets PLC
3.561%	11/01/21	10,000	10,411
3.875%	03/10/15	90,000	96,103
5.250%	11/07/13	200,000	214,513
Diageo Capital PLC
4.828%	07/15/20	310,000	350,551
Lloyds TSB Bank PLC
6.375%	01/21/21	160,000	160,342
Royal Bank of Scotland Group PLC MTN
0.000%(e)	09/29/17	100,000	53,625
3.950%	09/21/15	30,000	28,131
5.000%	10/01/14	60,000	49,527
5.050%	01/08/15	90,000	73,390
6.400%	10/21/19	180,000	168,514
7.648%(a)	08/31/49	20,000	13,625
			1,218,732
Total Foreign Bonds
(Cost $7,458,328)			7,785,385

MUNICIPAL BONDS — 1.5%
Birmingham Commercial Development Authority, Ser A, RB
5.500%	04/01/41	10,000	10,700
Los Angeles Department of Airports, Ser A, RB
5.000%	05/15/35	10,000	10,646
5.250%	05/15/39	20,000	21,593
Los Angeles Department of Water & Power, RB
6.574%	07/01/45	70,000	88,868
Municipal Electric Authority of Georgia, RB
6.637%	04/01/57	60,000	62,366
6.655%	04/01/57	40,000	41,118
North Carolina State Education Assistance Authority, RB(a)
1.318%	07/25/41	91,117	87,469
Northstar Education Finance, Inc., RB(a)
1.629%	01/29/46	200,000	149,638
San Francisco City & County Public Utilities Commission, Ser B, RB
5.000%	11/01/39	20,000	21,138
Santa Clara Valley Transportation Authority, RB
5.876%	04/01/32	90,000	105,659
State of California, Build America Bonds, GO
7.300%	10/01/39	100,000	118,243
State of Illinois, GO
5.665%	03/01/18	110,000	117,071
5.877%	03/01/19	110,000	118,434

Maturity Date	Par	Value
Student Loan Funding Corp., Ser A-6, AMT, RB(a)
0.210%	09/01/47	$250,000	$224,880

Total Municipal Bonds
(Cost $1,131,094)			1,177,823

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 7.8%
FHLMC
2.000%	08/25/16	1,310,000	1,362,224
FHLMC STRIPs
9.193%	03/15/31	1,170,000	591,603
FICO STRIPs, PO(e)(f)
0.00%	03/07/19	370,000	320,313
FNMA
0.600%	09/12/13	250,000	250,050
1.375%	11/15/16	760,000	766,712
5.500%	08/01/38	178,701	196,242
5.500%	07/01/41	24,591	26,797
6.625%	11/15/30	490,000	725,764
6.963%	10/09/19	1,050,000	807,314
FNMA, Ser 2011-59, Cl NZ
5.500%	07/25/41	204,626	236,244
GNMA
4.500%	03/20/41	278,630	304,482
Tennessee Valley Authority
3.875%	02/15/21	490,000	559,044
5.250%	09/15/39	100,000	127,651

Total U.S. Government & Agency Obligations (Cost $5,705,514)			6,274,440

U.S. TREASURY OBLIGATIONS — 6.9%
U.S. Treasury Bond
3.125%	11/15/41	640,000	670,500
4.375%	05/15/41	460,000	599,366
4.375%	11/15/39	440,000	571,244
4.750%	02/15/41	710,000	978,469
U.S. Treasury Inflationary Protection Securities(h)
0.625%	07/15/21	421,932	451,368
2.000%	04/15/12	535,589	537,932
U.S. Treasury Note
0.125%	08/31/13	20,000	19,965
0.500%	05/31/13	10,000	10,042
1.000%	09/30/16	820,000	828,456
2.000%	11/15/21	860,000	869,944

Total U.S. Treasury Obligations (Cost $5,246,283)			5,537,286

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Income Fund Schedule of Investments - (Continued)	December 31, 2011

Shares		Value
PREFERRED STOCK — 0.0%
1,125	Citigroup Capital XII, 8.500%(a)	$28,305

Total Preferred Stock
(Cost $28,125)		28,305

ESCROW SECURITY — 0.0%
10,000	CB Premiere Escrow Security† (d)(g) (Cost $—)	—

SHORT-TERM INVESTMENT — 14.2%
11,315,009	Northern Trust Institutional Government Select Portfolio, 0.01% (i) (Cost $11,315,009)	11,315,009

Total Investments - 115.5%
(Cost $94,528,452)	92,139,396

Other Assets & Liabilities, Net — (15.5)%	(12,391,183)

NET ASSETS — 100.0%	$79,748,213

	Maturity Date	Par
TBA SALES COMMITMENTS — (1.4)%
COLLATERALIZED MORTAGE OBLIGATIONS — (1.4)%
FNMA TBA
4.000%	11/15/34	$(400,000)	(420,187)
5.500%	01/01/38	(200,000)	(217,781)
6.000%	01/01/38	(400,000)	(440,438)

Total TBA Sales Commitments
(Proceeds $1,071,648)			$(1,078,406)

†	Non-income producing security.

(a)	Variable Rate Security - The rate reported on the Schedule of Investments is the rate in effect as of December 31, 2011. The date reported on the Schedule of Investments is the next reset date.

(b)
Securities sold within terms of a private placement, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(c)	Security in default on interest payments.

(d)	Securities considered illiquid. The total value of such securities as of December 31, 2011 was $250,194 and represented 0.3% of Net Assets.

(e)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(f)	Foreign security denominated in U.S. currency.

(g)	Security fair valued using methods determined in good faith by the Pricing Committee. As of December 31, 2011, the total market value of this security was $0 and represented 0.0% of Net Assets.

(h)	Inflation protected security. Principal amounts periodically adjusted for inflation.

(i)	Rate shown is 7-day effective yield as of December 31, 2011.

AMT— Alternative Minimum Tax
Cl — Class
CMB — Commercial Mortgage-Backed Securities
FICO — Fair Isaac Corporation
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association
GO — General Obligation
IO — Interest Only
LLC — Limited Liability Company
LP — Limited Partnership
MTN — Medium Term Note
PLC — Public Limited Company
PO — Principal Only
RB — Revenue Bond
Ser — Series
STRIPs — Separately Traded Registered Interest and Principal Security
TBA — To Be Announced

Amounts designated as “—“ are $0 or have been rounded to $0.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$3,833,268	$—	$3,833,268
Collateralized Mortgage Obligations	—	33,014,857	—	33,014,857
Corporate Bonds	—	23,173,023	—	23,173,023
Foreign Bonds	—	7,785,385	—	7,785,385
Municipal Bonds	—	1,177,823	—	1,177,823
U.S. Government & Agency Obligations	—	6,274,440	—	6,274,440
U.S. Treasury Obligations	—	5,537,286	—	5,537,286
Preferred Stock	28,305	—	—	28,305
Escrow Security	—	—	—^	—
Short-Term Investment	11,315,009	—	—	11,315,009
Total Investment in Securities	$11,343,314	$80,796,082	$—	$92,139,396
TBA Sales Commitments	Level 1	Level 2	Level 3	Total
Collateralized Mortgage Obligations	$—	$(1,078,406)	$—	$(1,078,406)

^
This security was categorized as Level 3 and had a market value of $0 at December 31, 2011 and the value has remained zero throughout the year ended December 31, 2011. There were no accrued discounts/premiums, realized gain/(loss), change in unrealized appreciation/(depreciation), purchases, sales or transfers in or out of Level 3 during the period ended December 31, 2011.

For the year ended December 31, 2011, there have been no transfers between Level 1 and Level 2 assets and liabilities. Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Small Cap Growth Fund Schedule of Investments	December 31, 2011

Shares	Value
COMMON STOCK — 99.2%
Consumer Discretionary — 17.8%
6,458	AFC Enterprises, Inc. †	$94,933
1,419	American Public Education, Inc. †	61,414
7,657	America's Car-Mart, Inc. †	300,001
8,411	Ameristar Casinos, Inc.	145,426
2,721	ANN, Inc. †	67,426
1,326	Arbitron, Inc.	45,628
2,700	Ascena Retail Group, Inc. †	80,244
30	Biglari Holdings, Inc. †	11,047
7,270	BJ's Restaurants, Inc. †	329,476
12,324	Bravo Brio Restaurant Group, Inc. †	211,357
2,279	Bridgepoint Education, Inc. †	52,417
2,632	Buckle, Inc. (The)	107,570
1,130	Capella Education Co. †	40,737
644	Carter's, Inc. †	25,638
3,039	Cato Corp. (The), Class A	73,544
223	CEC Entertainment, Inc.	7,682
3,985	Cheesecake Factory, Inc. (The) †	116,960
1,927	Cherokee, Inc.	22,488
1,477	Coinstar, Inc. †	67,410
1,489	Dana Holding Corp. †	18,092
4,727	Denny's Corp. †	17,774
750	Digital Generation, Inc. †	8,940
1,946	DineEquity, Inc. †	82,141
4,147	Domino's Pizza, Inc. †	140,791
1,326	Dorman Products, Inc. †	48,969
40	Ethan Allen Interiors, Inc.	948
1,313	Express, Inc. †	26,181
21,402	Finish Line, Inc. (The), Class A	412,738
6,610	Genesco, Inc. †	408,101
2,800	Global Sources, Ltd. †	13,580
7,150	Group 1 Automotive, Inc.	370,370
8,927	Hibbett Sports, Inc. †	403,322
104	Interval Leisure Group, Inc. †	1,415
784	JOS A Bank Clothiers, Inc. †	38,228
2,164	Knology, Inc. †	30,729
3,400	Krispy Kreme Doughnuts, Inc. †	22,236
539	Life Time Fitness, Inc. †	25,198
189	Monro Muffler Brake, Inc.	7,331
1,094	National CineMedia, Inc.	13,565
558	Nexstar Broadcasting Group, Inc., Class A †	4,375
254	Nutrisystem, Inc.	3,284
1,631	Panera Bread Co., Class A †	230,705
2,333	Papa John's International, Inc. †	87,907
960	PetMed Express, Inc.	9,965
45,539	Pier 1 Imports, Inc. †	634,358
306	Pool Corp.	9,210
901	Red Robin Gourmet Burgers, Inc. †	24,958
158	Rue21, Inc. †	3,413
853	Sinclair Broadcast Group, Inc., Class A	9,664
312	Six Flags Entertainment Corp.	12,867
177	Sonic Corp. †	1,191
3,896	Sotheby's	111,153
9,705	Steven Madden, Ltd. †	334,823
1,090	Strayer Education, Inc.	105,937
2,117	Sturm Ruger & Co., Inc.	70,835
9,510	Teavana Holdings, Inc. †	178,598
852	True Religion Apparel, Inc. †	29,462
304	Value Line, Inc.	3,125
68	Vera Bradley, Inc. †	2,193
166	Vitamin Shoppe, Inc. †	6,620
585	Winmark Corp.	33,562
16,361	Wolverine World Wide, Inc.	583,106
1,296	Zumiez, Inc. †	35,977
		6,479,335

Shares	Value
Consumer Staples — 3.6%
4,311	B&G Foods, Inc., Class A	$103,766
197	Boston Beer Co., Inc., Class A †	21,386
88	Cal-Maine Foods, Inc.	3,218
1,992	Casey's General Stores, Inc.	102,608
869	Elizabeth Arden, Inc. †	32,188
430	Hain Celestial Group, Inc. (The) †	15,764
1,094	Lancaster Colony Corp.	75,858
1,488	Nu Skin Enterprises, Inc., Class A	72,272
495	Omega Protein Corp. †	3,529
440	Pantry, Inc. (The) †	5,267
7,339	Smart Balance, Inc. †	39,337
3,393	Tootsie Roll Industries, Inc.	80,312
9,485	TreeHouse Foods, Inc. †	620,129
7,797	Vector Group, Ltd.	138,475
		1,314,109
Energy — 9.0%
2,252	Alon USA Energy, Inc.	19,615
651	Apco Oil and Gas International, Inc.	53,200
25,745	Approach Resources, Inc. †	757,160
822	Basic Energy Services, Inc. †	16,193
1,835	Berry Petroleum Co., Class A	77,107
932	Bill Barrett Corp. †	31,753
15,374	Cal Dive International, Inc. †	34,592
409	Carrizo Oil & Gas, Inc. †	10,777
856	Clayton Williams Energy, Inc. †	64,953
3,536	Complete Production Services, Inc. †	118,668
2,588	Contango Oil & Gas Co. †	150,570
6,939	CVR Energy, Inc. †	129,967
7,910	Dawson Geophysical Co. †	312,682
1,715	Energy XXI Bermuda, Ltd. †	54,674
4,179	Evolution Petroleum Corp. †	33,641
805	Global Geophysical Services, Inc. †	5,410
841	Golar LNG, Ltd.	37,382
6,763	Goodrich Petroleum Corp. †	92,856
1,098	Gulfmark Offshore, Inc., Class A †	46,127
1,080	Hallador Energy Co.	10,724
3,090	ION Geophysical Corp. †	18,942
3,094	Key Energy Services, Inc. †	47,864
6,829	Lufkin Industries, Inc.	459,660
1,414	Newpark Resources, Inc. †	13,433
2,262	Oasis Petroleum, Inc. †	65,802
558	OYO Geospace Corp. †	43,150
1,500	Panhandle Oil and Gas, Inc., Class A	49,215
1,030	Resolute Energy Corp. †	11,124
1,648	Rex Energy Corp. †	24,325
9,484	Rosetta Resources, Inc. †	412,554
400	Targa Resources Corp.	16,276
1,538	Vaalco Energy, Inc. †	9,290
3,857	Western Refining, Inc.	51,260
		3,280,946
Financials — 10.2%
1,740	Advance America Cash Advance Centers, Inc.	15,573
1,005	Bank of the Ozarks, Inc.	29,778
1,136	Credit Acceptance Corp. †	93,197
673	Diamond Hill Investment Group, Inc.	49,789
176	Encore Capital Group, Inc. †	3,742
6,248	Extra Space Storage, Inc.	151,389
1,223	Ezcorp, Inc., Class A †	32,251
17,950	Home Bancshares, Inc.	465,085
105	Investors Bancorp, Inc. †	1,415
16,811	MarketAxess Holdings, Inc.	506,179
1,435	National Health Investors, Inc.	63,111
14,876	Prosperity Bancshares, Inc.	600,247
159	PS Business Parks, Inc.	8,813

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Small Cap Growth Fund Schedule of Investments - (Continued)	December 31, 2011

Shares	Value
Financials (continued)
8,936	Signature Bank †	$536,071
9,470	SVB Financial Group †	451,624
1,802	Tanger Factory Outlet Centers	52,835
385	Tejon Ranch Co. †	9,425
17,500	Texas Capital Bancshares, Inc. †	535,675
1,787	World Acceptance Corp. †	131,344
		3,737,543
Health Care — 19.5%
487	Accretive Health, Inc. †	11,191
4,033	Acorda Therapeutics, Inc. †	96,147
1,356	Acura Pharmaceuticals, Inc. †	4,732
222	Air Methods Corp. †	18,748
6,786	Akorn, Inc. †	75,460
602	Alkermes PLC †	10,451
102	Anacor Pharmaceuticals, Inc. †	632
350	Arthrocare Corp. †	11,088
1,616	athenahealth, Inc. †	79,378
1,811	AVEO Pharmaceuticals, Inc. †	31,149
250	Biospecifics Technologies Corp. †	4,155
855	CardioNet, Inc. †	2,026
11,820	Catalyst Health Solutions, Inc. †	614,640
10,204	Centene Corp. †	403,976
1,488	Cepheid, Inc. †	51,202
382	Chemed Corp.	19,562
6,874	Computer Programs & Systems, Inc.	351,330
5,280	Corvel Corp. †	273,029
5,183	Cubist Pharmaceuticals, Inc. †	205,351
13,999	Depomed, Inc. †	72,515
5,034	Dusa Pharmaceuticals, Inc. †	22,049
1,939	DynaVox, Inc., Class A †	7,058
1,455	Emergent Biosolutions, Inc. †	24,502
946	Ensign Group, Inc. (The)	23,177
5,813	Exelixis, Inc. †	27,525
1,475	Genomic Health, Inc. †	37,450
5,805	Halozyme Therapeutics, Inc. †	55,206
46	Hanger Orthopedic Group, Inc. †	860
840	Hi-Tech Pharmacal Co., Inc. †	32,668
19,966	HMS Holdings Corp. †	638,513
560	ICU Medical, Inc. †	25,200
365	Immunogen, Inc. †	4,227
12,928	Impax Laboratories, Inc. †	260,370
4,619	Incyte Corp., Ltd. †	69,331
2,317	Infinity Pharmaceuticals, Inc. †	20,482
3,385	InterMune, Inc. †	42,651
57	Invacare Corp.	872
13,197	IPC The Hospitalist Co., Inc. †	603,367
4,963	Ironwood Pharmaceuticals, Inc., Class A †	59,407
100	Isis Pharmaceuticals, Inc. †	721
1,326	Jazz Pharmaceuticals, Inc. †	51,223
1,428	Kensey Nash Corp.	27,403
4,232	Keryx Biopharmaceuticals, Inc. †	10,707
620	Landauer, Inc.	31,930
1,150	MAP Pharmaceuticals, Inc. †	15,145
1,743	Masimo Corp. †	32,568
5,315	Medicines Co. (The) †	99,072
451	Medidata Solutions, Inc. †	9,809
364	Medivation, Inc. †	16,784
1,418	Merge Healthcare, Inc. †	6,877
150	Meridian Bioscience, Inc.	2,826
440	Molina Healthcare, Inc. †	9,825
8,347	Momenta Pharmaceuticals, Inc. †	145,154
355	MWI Veterinary Supply, Inc. †	23,586
1,108	Neurocrine Biosciences, Inc. †	9,418

Shares	Value
Health Care (continued)
1,698	Novavax, Inc. †	$2,140
989	NxStage Medical, Inc. †	17,584
163	Nymox Pharmaceutical Corp. †	1,340
12,830	Omnicell, Inc. †	211,952
839	Onyx Pharmaceuticals, Inc. †	36,874
3,877	Opko Health, Inc. †	18,997
866	Owens & Minor, Inc.	24,066
5,241	PDL BioPharma, Inc.	32,494
5,664	Progenics Pharmaceuticals, Inc. †	48,371
2,066	PSS World Medical, Inc. †	49,977
8,491	Quality Systems, Inc.	314,082
1,769	Questcor Pharmaceuticals, Inc. †	73,555
822	RTI Biologics, Inc. †	3,650
2,173	Salix Pharmaceuticals, Ltd. †	103,978
672	SonoSite, Inc. †	36,194
9,135	Spectrum Pharmaceuticals, Inc. †	133,645
820	Staar Surgical Co. †	8,602
1,765	STERIS Corp.	52,632
15,530	SXC Health Solutions Corp. †	877,135
5,805	Synergetics USA, Inc. †	42,841
6,070	Synta Pharmaceuticals Corp. †	28,347
2,986	Team Health Holdings, Inc. †	65,901
2,773	Theravance, Inc. †	61,283
112	Transcend Services, Inc. †	2,658
3,415	Vanda Pharmaceuticals, Inc. †	16,255
1,261	Vivus, Inc. †	12,295
362	Volcano Corp. †	8,612
728	WellCare Health Plans, Inc. †	38,220
155	Zoll Medical Corp. †	9,793
		7,118,198
Industrials — 14.4%
1,185	3D Systems Corp. †	17,064
18,876	Acacia Research-Acacia Technologies †	689,163
2,811	Actuant Corp., Class A	63,782
1,525	Acuity Brands, Inc.	80,825
3,184	Advisory Board Co. (The) †	236,285
1,450	Aircastle, Ltd.	18,444
432	Alaska Air Group, Inc. †	32,439
2,951	Allegiant Travel Co., Class A †	157,406
530	American Science & Engineering, Inc.	36,098
1,322	Applied Industrial Technologies, Inc.	46,495
1,247	Astronics Corp. †	44,655
1,394	AT Cross Co., Class A †	15,724
33	AZZ, Inc.	1,500
12,571	BE Aerospace, Inc. †	486,624
2,320	Blount International, Inc. †	33,686
4,393	Chart Industries, Inc. †	237,530
1,817	CLARCOR, Inc.	90,832
1,137	Clean Harbors, Inc. †	72,461
2,440	Colfax Corp. †	69,491
1,521	Corporate Executive Board Co. (The)	57,950
7,190	Deluxe Corp.	163,644
690	Dollar Thrifty Automotive Group, Inc. †	48,479
2,570	Douglas Dynamics, Inc.	37,573
2,266	DXP Enterprises, Inc. †	72,965
720	Global Power Equipment Group, Inc. †	17,100
525	Gorman-Rupp Co. (The)	14,254
772	Heartland Express, Inc.	11,032
716	HEICO Corp.	41,872
63	Hexcel Corp. †	1,525
8,721	HUB Group, Inc., Class A †	282,822
376	Huron Consulting Group, Inc. †	14,566
220	II-VI, Inc. †	4,039
2,250	Innerworkings, Inc. †	20,947
4,749	Knight Transportation, Inc.	74,274

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Small Cap Growth Fund Schedule of Investments - (Continued)	December 31, 2011

Shares	Value
Industrials (continued)
1,112	Knoll, Inc.	$16,513
662	Lindsay Corp.	36,337
1,124	MasTec, Inc. †	19,524
2,334	McGrath Rentcorp	67,663
40	Middleby Corp. †	3,762
1,258	National Presto Industries, Inc.	117,749
316	Old Dominion Freight Line, Inc. †	12,808
930	On Assignment, Inc. †	10,397
22,935	Pendrell Corp. †	58,484
230	Portfolio Recovery Associates, Inc. †	15,530
1,376	Raven Industries, Inc.	85,174
2,565	Sauer-Danfoss, Inc. †	92,879
1,041	TAL International Group, Inc.	29,970
12,550	Taser International, Inc. †	64,256
1,054	Team, Inc. †	31,357
440	Teledyne Technologies, Inc. †	24,134
752	Tetra Tech, Inc. †	16,236
2,777	Textainer Group Holdings, Ltd.	80,866
542	Titan International, Inc.	10,547
11,616	Triumph Group, Inc.	678,955
687	Twin Disc, Inc.	24,952
332	US Ecology, Inc.	6,235
5,076	Wabtec Corp.	355,066
2,330	Woodward Governor Co.	95,367
		5,248,307
Information Technology — 21.2%
193	ACI Worldwide, Inc. †	5,527
3,812	ADTRAN, Inc.	114,970
569	Advent Software, Inc. †	13,861
33,253	Allot Communications, Ltd. †	505,446
1,789	American Software, Inc., Class A	16,906
583	Amtech Systems, Inc. †	4,961
497	Anixter International, Inc. †	29,641
12,119	Ariba, Inc. †	340,301
11,605	Aruba Networks, Inc. †	214,925
568	Blackbaud, Inc.	15,734
483	BroadSoft, Inc. †	14,587
484	CACI International, Inc., Class A †	27,065
1,156	Cardtronics, Inc. †	31,281
1,306	Cass Information Systems, Inc.	47,515
12,624	Ceva, Inc. †	382,002
3,262	Cirrus Logic, Inc. †	51,703
654	Cognex Corp.	23,407
361	Coherent, Inc. †	18,869
16,543	Constant Contact, Inc. †	383,963
369	DDi Corp.	3,443
573	Dice Holdings, Inc. †	4,750
306	Echo Global Logistics, Inc. †	4,942
4,476	Fair Isaac Corp.	160,420
323	FARO Technologies, Inc. †	14,858
324	FEI Co. †	13,213
3,828	Forrester Research, Inc. †	129,922
11,206	GT Advanced Technologies, Inc. †	81,131
3,384	Heartland Payment Systems, Inc.	82,434
1,102	Higher One Holdings, Inc. †	20,321
905	Hittite Microwave Corp. †	44,689
33,344	Inphi Corp. †	398,794
5,796	j2 Global, Inc.	163,100
4,799	Jack Henry & Associates, Inc.	161,294
168	JDA Software Group, Inc. †	5,441
196	Littelfuse, Inc.	8,424
1,485	LivePerson, Inc. †	18,637
624	LogMeIn, Inc. †	24,055
610	Manhattan Associates, Inc. †	24,693
16,301	MAXIMUS, Inc.	674,046

Shares	Value
Information Technology (continued)
525	Measurement Specialties, Inc. †	$14,679
2,456	Micrel, Inc.	24,830
664	Monotype Imaging Holdings, Inc. †	10,352
2,515	MTS Systems Corp.	102,486
1,130	Netgear, Inc. †	37,934
3,124	NIC, Inc.	41,580
521	NVE Corp. †	28,931
686	OpenTable, Inc. †	26,843
2,020	Oplink Communications, Inc. †	33,269
11,074	Opnet Technologies, Inc.	406,084
2,626	Plantronics, Inc.	93,591
2,510	Plexus Corp. †	68,724
2,402	Power-One, Inc. †	9,392
5,039	PRGX Global, Inc. †	29,982
4,287	Progress Software Corp. †	82,953
919	Quest Software, Inc. †	17,093
389	RightNow Technologies, Inc. †	16,622
2,829	Rofin-Sinar Technologies, Inc. †	64,643
383	Rogers Corp. †	14,117
140	Rubicon Technology, Inc. †	1,315
2,091	Semtech Corp. †	51,899
14,775	ServiceSource International, Inc. †	231,820
3,495	Silicon Graphics International Corp. †	40,053
858	Silicon Image, Inc. †	4,033
3,626	SolarWinds, Inc. †	101,347
14,153	Sourcefire, Inc. †	458,274
1,416	Super Micro Computer, Inc. †	22,203
1,317	Synaptics, Inc. †	39,707
17,738	Synchronoss Technologies, Inc. †	535,865
2,753	Syntel, Inc.	128,758
2,133	TeleTech Holdings, Inc. †	34,555
4,012	TiVo, Inc. †	35,988
1,210	TNS, Inc. †	21,441
5,370	Tyler Technologies, Inc. †	161,691
792	Ultimate Software Group, Inc. †	51,575
7,715	ValueClick, Inc. †	125,677
5,208	Veeco Instruments, Inc. †	108,326
66	Viasystems Group, Inc. †	1,117
4,884	Websense, Inc. †	91,477
683	Wright Express Corp. †	37,073
4,159	XO Group, Inc. †	34,686
9,057	Zix Corp. †	25,541
140	Zygo Corp. †	2,471
		7,752,268
Materials — 2.9%
1,119	AEP Industries, Inc. †	31,500
582	Balchem Corp.	23,594
386	Haynes International, Inc.	21,075
9,256	Hecla Mining Co.	48,409
3,090	Innophos Holdings, Inc.	150,051
1,201	Koppers Holdings, Inc.	41,266
12,790	Kraton Performance Polymers, Inc. †	259,637
2,218	LSB Industries, Inc. †	62,171
639	NewMarket Corp.	126,592
11,460	TPC Group, Inc. †	267,362
94	United States Lime & Minerals, Inc. †	5,650
		1,037,307
Telecommunication Services — 0.6%
13,620	Cincinnati Bell, Inc. †	41,269
4,386	Cogent Communications Group, Inc. †	74,079
694	Consolidated Communications Holdings, Inc.	13,221
5,108	General Communication, Inc., Class A †	50,007
454	Lumos Networks Corp.	6,964
1,654	Telecom Argentina SA	20,907

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Small Cap Growth Fund Schedule of Investments - (Continued)	December 31, 2011

Shares	Value
Telecommunication Services (continued)
7,341	Vonage Holdings Corp. †	$17,985
		224,432

Total Common Stock (Cost $32,578,700)		36,192,445

WARRANT — 0.0%
327	Magnum Hunter Resources Corp., Expires 08/29/14 † (a)	—

Total Warrant (Cost $–)		—

SHORT-TERM INVESTMENT — 1.1%
403,569	Northern Trust Institutional Government Select Portfolio, 0.01% (b) (Cost $403,569)	403,569

Total Investments — 100.3%
(Cost $32,982,269)		36,596,014

Other Assets & Liabilities, Net — (0.3)%		(94,875)

NET ASSETS — 100.0%		$36,501,139

†	Non-income producing security.

(a)	Security fair valued using methods determined in good faith by the Pricing Committee. As of December 31, 2011, the total market value of these securities was $0, and represented 0.0% of Net Assets.

(b)	Rate shown is the 7-day effective yield as of December 31, 2011.

PLC — Public Limited Company

Amounts designated as “—” are either $0, or have been rounded to $0.

Investments in Securities	Level 1	Level 2	Level 3		Total
Common Stock
Consumer Discretionary	$6,479,335	$—	$—		$6,479,335
Consumer Staples	1,314,109	—	—		1,314,109
Energy	3,280,946	—	—		3,280,946
Financials	3,737,543	—	—		3,737,543
Health Care	7,118,198	—	—		7,118,198
Industrials	5,248,307	—	—		5,248,307
Information Technology	7,752,268	—	—		7,752,268
Materials	1,037,307	—	—		1,037,307
Telecommunication Services	224,432	—	—		224,432
Total Common Stock	36,192,445	—	—		36,192,445
Warrant	—	—	—	*	—
Short-Term Investment	403,569	—	—		403,569
Total Investment in Securities	$36,596,014	—	—		$36,596,014

Common Stock
Beginning balance as of January 1, 2011	$2,406
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	—
Net purchases/sales	—
Net transfer into Level 3	—
Net transfer out of Level 3	(2,406)
Ending balance as of December 31, 2011	$—

*
As of December 31, 2011 all of the Fund’s investments were considered Level 1, except for Magnum Hunter Resources Corp. (Warrant), which was considered Level 3 when acquired on August 29, 2011 and was valued at $0, and the value has remained $0 throughout the period ended December 31, 2011.

For the year ended December 31, 2011, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the year ended December 31, 2011, there have been transfers out of Level 3 into Level 2 in the amount of $2,406. The transfer was due to changes in the availability of observable inputs used to determine fair value. Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust International Equity Fund Schedule of Investments	December 31, 2011

Shares	Value
COMMON STOCK — 89.0%
Australia — 5.3%
840	AGL Energy, Ltd.	$12,284
5,331	Alumina, Ltd.	6,100
3,361	Amcor, Ltd.	24,728
3,220	AMP, Ltd.	13,373
1,749	Aristocrat Leisure, Ltd.	3,926
4,176	Australia & New Zealand Banking Group, Ltd.	87,415
5,553	BHP Billiton, Ltd.	195,899
6,673	BlueScope Steel, Ltd.	2,751
2,590	Brambles, Ltd.	18,899
15,700	Coca-Cola Amatil, Ltd.	184,360
2,470	Commonwealth Bank of Australia	123,999
1,000	CSL, Ltd.	32,584
1,215	DuluxGroup, Ltd.	3,579
2,388	Echo Entertainment Group, Ltd. †	8,751
3,120	Fortescue Metals Group, Ltd.	13,640
44,117	GPT Group	138,194
888	Iluka Resources, Ltd.	14,057
3,759	Incitec Pivot, Ltd.	11,926
6,870	Insurance Australia Group, Ltd.	20,917
342	Leighton Holdings, Ltd.	6,644
1,114	Macquarie Atlas Roads Group †	1,536
528	Macquarie Group, Ltd.	12,814
56,000	Metcash, Ltd.	230,764
3,409	National Australia Bank, Ltd.	81,160
1,869	Newcrest Mining, Ltd.	56,925
1,215	Orica, Ltd.	30,046
2,116	Origin Energy, Ltd.	28,838
1,610	QBE Insurance Group, Ltd.	21,295
791	Rio Tinto, Ltd.	48,736
2,098	Santos, Ltd.	26,240
4,886	Stockland	15,952
22,343	Suncorp Group, Ltd.	190,857
2,388	TABCORP Holdings, Ltd.	6,648
133,000	Telstra Corp., Ltd.	452,072
1,550	Toll Holdings, Ltd.	6,670
2,602	Transurban Group	14,936
1,937	Wesfarmers, Ltd.	58,315
754	Wesfarmers, Ltd. PPS	22,871
3,555	Westfield Group	28,346
3,555	Westfield Retail Trust	9,055
20,211	Westpac Banking Corp.	412,351
970	Woodside Petroleum, Ltd.	30,347
2,227	Woolworths, Ltd.	57,130
383	WorleyParsons, Ltd.	10,023
		2,777,953
Austria — 0.1%
247	Erste Group Bank AG	4,335
260	OMV AG	7,875
790	Telekom Austria AG	9,450
450	Vienna Insurance Group	17,772
		39,432
Belgium — 0.3%
5,266	Ageas	8,135
1,567	Anheuser-Busch InBev NV	95,628
624	Anheuser-Busch InBev NV VVPR †	1
280	Belgacom SA	8,760
197	Delhaize Group SA	11,041
136	Groupe Bruxelles Lambert SA	9,046
400	KBC Groep NV	5,001
100	Solvay SA	8,208
200	UCB SA	8,390
		154,210

Shares	Value
Bermuda — 0.4%
6,436	Seadrill, Ltd.	$214,845

Brazil — 2.8%
16,000	Banco Bradesco SA ADR	266,880
12,000	Banco do Brasil SA ADR	151,200
6,400	Cia de Saneamento Basico do Estado de Sao Paulo ADR †	356,160
8,200	Petroleo Brasileiro SA ADR	203,770
23,100	Vale SA ADR, Class B	475,860
		1,453,870
Canada — 6.2%
4,500	Alimentation Couche Tard, Inc., Class B	140,045
5,800	Bank of Montreal	318,186
4,200	Bank of Nova Scotia	209,587
9,900	BCE, Inc.	412,775
28,500	Bombardier, Inc., Class B	113,597
4,200	Canadian National Railway Co.	330,483
9,200	CGI Group, Inc., Class A †	173,415
7,600	Eldorado Gold Corp.	104,606
6,800	Husky Energy, Inc.	163,892
2,900	Intact Financial Corp.	166,638
4,000	Metro, Inc., Class A	212,056
9,600	New Gold, Inc. †	96,886
5,800	Potash Corp. of Saskatchewan	239,778
10,300	Rogers Communications, Inc., Class B	396,893
4,700	Teck Resources, Ltd., Class B	165,695
		3,244,532
China — 3.0%
48,000	Anhui Conch Cement Co., Ltd., Class H	141,648
326,000	China Citic Bank Corp., Ltd., Class H	182,604
260,000	China Minsheng Banking Corp., Ltd., Class H	224,565
552,000	China Petroleum & Chemical Corp., Class H	579,507
186,000	China Telecom Corp., Ltd., Class H	105,801
131,000	Dongfeng Motor Group Co., Ltd., Class H	223,696
7,327	Foxconn International Holdings, Ltd. †	4,712
89,100	PICC Property & Casualty Co., Ltd., Class H	119,903
		1,582,436
Denmark — 1.0%
3	AP Moller - Maersk A/S, Class B	19,734
300	Carlsberg A, Class B	21,126
841	Danske Bank A/S	10,628
700	DSV A/S	12,510
6,200	H Lundbeck A/S	116,280
755	Novo Nordisk A/S, Class B	86,743
625	Novozymes A, Class B	19,256
1,500	Topdanmark A †	233,360
350	Vestas Wind Systems A/S †	3,765
		523,402
Finland — 1.2%
1,070	Fortum OYJ	22,786
5,740	Nokia OYJ	27,668
24,000	Pohjola Bank PLC, Class A	232,527
12,560	Sampo OYJ, Class A	310,648
1,450	Stora Enso OYJ, Class R	8,635
1,188	UPM-Kymmene OYJ	13,017
		615,281
France — 5.2%
370	Accor SA	9,324
466	Air Liquide SA	57,534
4,580	Alcatel-Lucent †	7,117

See Notes to Financial Statements.

Wilshire Variable Insurance Trust International Equity Fund Schedule of Investments - (Continued)	December 31, 2011

Shares	Value
France (continued)
440	Alstom SA	$13,291
2,840	AXA SA	36,706
5,523	BNP Paribas	215,037
450	Bouygues SA	14,151
290	Cap Gemini SA	9,015
964	Carrefour SA	21,930
2,800	Christian Dior SA	330,466
720	Cie de St.-Gobain	27,519
295	Cie Generale de Geophysique-Veritas †	6,847
2,245	Cie Generale des Etablissements Michelin, Class B	132,262
440	Cie Generale d'Optique Essilor International SA	31,013
720	CNP Assurances	8,912
1,610	Credit Agricole SA	9,019
950	Danone	59,608
370	Edenred	9,075
362	EDF SA	8,783
3,492	France Telecom SA	54,649
2,418	GDF Suez	65,697
350	Lafarge SA	12,251
330	Lagardere SCA	8,687
490	L'Oreal SA	51,027
509	LVMH Moet Hennessy Louis Vuitton SA	71,692
40	Neopost SA	2,690
285	Pernod-Ricard SA	26,376
100	PPR	14,272
520	Publicis Groupe SA	23,862
560	Renault SA	19,336
6,896	Sanofi-Aventis SA	504,022
806	Schneider Electric SA	42,133
2,450	Societe BIC SA	216,720
1,185	Societe Generale	26,157
3,330	Sodexo	238,306
450	Suez Environnement Co.	5,169
310	Technip SA	29,059
3,672	Total SA	187,352
132	Unibail-Rodamco SE	23,622
270	Vallourec SA	17,439
867	Veolia Environnement SA	9,498
604	Vinci SA	26,288
1,936	Vivendi SA	42,257
		2,726,170
Germany — 5.1%
350	Adidas AG	22,738
742	Allianz SE	70,856
4,952	BASF SE	344,709
1,314	Bayer AG	83,907
694	Bayerische Motoren Werke AG	46,387
335	Beiersdorf AG	18,982
6,279	Commerzbank AG	10,567
213	Continental AG	13,225
1,439	Daimler AG	63,033
1,555	Deutsche Bank AG	58,929
350	Deutsche Boerse AG	19,509
1,323	Deutsche Post AG	20,338
4,911	Deutsche Telekom AG	56,327
2,952	E.ON AG	63,608
503	Fresenius Medical Care AG & Co. KGAA	34,162
307	Fresenius SE & Co. KGaA	28,385
299	HeidelbergCement AG	12,663
425	Henkel AG & Co. KGaA	20,559
1,935	Infineon Technologies AG	14,531
404	K+S AG	18,219
260	Linde AG	38,635

Shares	Value
Germany (continued)
2,556	Merck KGAA	$254,507
310	Metro AG	11,302
2,631	Muenchener Rueckversicherungs AG	322,371
884	RWE AG	31,028
6,080	SAP AG	321,543
4,253	Siemens AG	406,861
280	Solarworld AG	1,179
720	ThyssenKrupp AG	16,517
2,164	Volkswagen AG	289,672
		2,715,249
Greece — 0.0%
1,070	Alpha Bank AE	737
826	EFG Eurobank Ergasias SA	402
680	Hellenic Telecommunications Organization SA	2,526
875	National Bank of Greece SA	1,809
500	OPAP SA	4,400
454	Piraeus Bank SA	147
		10,021
Guernsey — 0.0%
3,229	Resolution, Ltd.	12,587

Hong Kong — 2.8%
14,800	AIA Group, Ltd.	46,074
4,840	Bank of East Asia, Ltd.	18,264
11,600	BOC Hong Kong Holdings, Ltd.	27,373
20,200	Cheung Kong Holdings, Ltd.	239,636
2,582	CLP Holdings, Ltd.	21,938
2,049	Esprit Holdings, Ltd.	2,638
3,801	Hang Lung Properties, Ltd.	10,790
2,100	Hang Seng Bank, Ltd.	24,877
7,109	Hong Kong & China Gas Co., Ltd.	16,461
1,900	Hong Kong Exchanges and Clearing, Ltd.	30,235
5,100	Hutchison Whampoa, Ltd.	42,561
25,000	Jardine Strategic Holdings, Ltd.	691,437
230,000	Lenovo Group, Ltd.	153,014
8,258	Li & Fung, Ltd.	15,217
5,000	Link REIT	18,390
4,775	New World Development, Ltd.	3,834
3,100	Power Assets Holdings, Ltd.	22,923
1,900	Sun Hung Kai Properties, Ltd.	23,746
1,400	Swire Pacific, Ltd., Class A	16,869
5,000	Wharf Holdings, Ltd.	22,540
		1,448,817
Indonesia — 1.6%
64,000	Astra Agro Lestari	153,076
230,000	Bank Mandiri	171,075
41,000	Gudang Garam TBK PT	280,355
61,000	Indo Tambangraya Megah PT	259,816
		864,322
Ireland — 0.1%
1,058	CRH PLC ^	20,943
273	CRH PLC †^	5,418
770	Elan Corp. PLC †	10,673
2,400	Experian PLC	32,622
		69,656
Isle of Man — 0.0%
12,000	Genting Singapore PLC †	13,965

Israel — 0.5%
3,800	Check Point Software Technologies, Ltd. †	199,652
1,223	Israel Chemicals, Ltd.	12,745
1,500	Teva Pharmaceutical Industries, Ltd.	60,589
		272,986

See Notes to Financial Statements.

Wilshire Variable Insurance Trust International Equity Fund Schedule of Investments - (Continued)	December 31, 2011

Shares	Value
Italy — 0.6%
1,997	Assicurazioni Generali SpA	$29,974
760	Atlantia SPA	12,129
4,660	Banca Monte dei Paschi di Siena SPA	1,513
1,530	Banco Popolare SC	1,974
10,820	Enel SPA	43,889
3,946	ENI SPA	81,348
1,510	Fiat Industrial SpA †	12,863
1,510	Fiat SPA	6,891
1,090	Finmeccanica SPA	4,013
20,320	Intesa Sanpaolo SPA	33,839
2,180	Intesa Sanpaolo SPA, RNC	2,704
2,310	Mediaset SPA	6,371
1,375	Mediobanca SPA	7,891
436	Saipem SpA	18,442
4,476	Snam Rete Gas SPA	19,712
14,324	Telecom Italia SPA	15,309
13,120	Telecom Italia SPA, RNC	11,738
2,674	UniCredit SpA	22,055
1,132	Unione di Banche Italiane SCPA	4,620
		337,275
Japan — 13.3%
300	Advantest Corp.	2,850
1,600	Aeon Co., Ltd.	21,926
500	Aisin Seiki Co., Ltd.	14,176
685	Ajinomoto Co., Inc.	8,226
1,100	Amada Co., Ltd.	6,965
13,800	Asahi Breweries, Ltd.	302,847
2,200	Asahi Glass Co., Ltd.	18,399
3,600	Asahi Kasei Corp.	21,704
900	Astellas Pharma, Inc.	36,561
4,100	Bank of Yokohama, Ltd. (The)	19,351
1,300	Bridgestone Corp.	29,454
13,500	Brother Industries, Ltd.	165,298
5,698	Canon, Inc.	250,851
2	Central Japan Railway Co.	16,885
1,400	Chiba Bank, Ltd. (The)	9,005
878	Chubu Electric Power Co., Inc.	16,437
500	Chugai Pharmaceutical Co., Ltd.	8,245
5,700	Coca-Cola West Co., Ltd.	98,823
100	Credit Saison Co., Ltd.	1,998
2,100	Dai Nippon Printing Co., Ltd.	20,167
18	Dai-ichi Life Insurance Co., Ltd.	17,677
1,400	Daiichi Sankyo Co., Ltd.	27,738
600	Daikin Industries, Ltd.	16,385
13,300	Dainippon Sumitomo Pharma Co., Ltd.	151,425
2,000	Daito Trust Construction Co., Ltd.	171,320
308	Daiwa House Industry Co., Ltd.	3,683
2,900	Daiwa Securities Group, Inc.	9,020
948	Denso Corp.	26,052
500	Dentsu, Inc.	15,217
700	East Japan Railway Co.	44,634
6,000	Eisai Co., Ltd.	248,264
500	Electric Power Development Co., Ltd.	13,301
300	FANUC Corp.	45,777
100	Fast Retailing Co., Ltd.	18,197
1,000	FUJIFILM Holdings Corp.	23,600
4,600	Fujitsu, Ltd.	23,860
1,900	Fukuoka Financial Group, Inc.	7,964
3,217	Hankyu Hanshin Holdings, Inc.	13,549
100	Hirose Electric Co., Ltd.	8,750
8,773	Hitachi, Ltd.	45,655
509	Hokkaido Electric Power Co., Inc.	7,238
1,600	Hokuhoku Financial Group, Inc.	3,112
2,900	Honda Motor Co., Ltd.	88,371
900	Hoya Corp.	19,357

Shares	Value
Japan (continued)
200	Ibiden Co., Ltd.	$3,939
3	INPEX Corp.	18,896
23,400	ITOCHU Corp.	237,356
1,164	Japan Steel Works, Ltd. (The)	8,078
8	Japan Tobacco, Inc.	37,635
700	JFE Holdings, Inc.	12,661
2,000	Joyo Bank, Ltd. (The)	8,830
700	JS Group Corp.	13,421
1,200	JTEKT Corp.	11,732
2,261	JX Holdings, Inc.	13,650
4,300	Kajima Corp.	13,202
1,100	Kansai Electric Power Co., Inc. (The)	16,904
1,000	Kao Corp.	27,297
5	KDDI Corp.	32,124
1,015	Keio Corp.	7,162
110	Keyence Corp.	26,525
6,300	Kintetsu Corp.	24,617
1,900	Kirin Holdings Co., Ltd.	23,096
6,100	Kobe Steel, Ltd.	9,431
1,800	Komatsu, Ltd.	41,989
1,100	Konica Minolta Holdings, Inc.	8,183
1,133	Kubota Corp.	9,485
1,000	Kuraray Co., Ltd.	14,197
2,100	Kyocera Corp.	168,472
700	Kyushu Electric Power Co., Inc.	10,031
8,500	Makita Corp.	274,329
4,200	Marubeni Corp.	25,574
900	Marui Group Co., Ltd.	6,999
1,800	Mitsubishi Chemical Holdings Corp.	9,869
2,600	Mitsubishi Corp.	52,423
4,200	Mitsubishi Electric Corp.	40,268
2,200	Mitsubishi Estate Co., Ltd.	32,818
1,400	Mitsubishi Gas Chemical Co., Inc.	7,766
6,000	Mitsubishi Heavy Industries, Ltd.	25,493
4,600	Mitsubishi Materials Corp.	12,442
22,456	Mitsubishi UFJ Financial Group, Inc.	95,104
3,400	Mitsui & Co., Ltd.	52,718
1,600	Mitsui Fudosan Co., Ltd.	23,340
2,700	Mitsui OSK Lines, Ltd.	10,415
37,500	Mizuho Financial Group, Inc.	50,799
750	MS&AD Insurance Group Holdings	13,849
500	Murata Manufacturing Co., Ltd.	25,616
1,583	NEC Corp.	3,205
100	Nidec Corp.	8,686
800	Nikon Corp.	17,735
137	Nintendo Co., Ltd.	18,816
14,056	Nippon Electric Glass Co., Ltd.	138,424
2,100	Nippon Express Co., Ltd.	8,167
9,989	Nippon Steel Corp.	24,858
7,800	Nippon Telegraph & Telephone Corp.	397,252
2,800	Nippon Yusen KK	7,140
5,200	Nissan Motor Co., Ltd.	46,585
400	Nitto Denko Corp.	14,234
475	NKSJ Holdings, Inc.	9,296
6,700	Nomura Holdings, Inc.	20,180
2,100	NSK, Ltd.	13,570
3	NTT Data Corp.	9,556
32	NTT DoCoMo, Inc.	58,775
1,100	Obayashi Corp.	4,893
400	Olympus Corp.	5,260
500	Omron Corp.	10,040
180	ORIX Corp.	14,845
47,800	Osaka Gas Co., Ltd.	188,927
4,165	Panasonic Corp.	35,165
16	Rakuten, Inc.	17,220

See Notes to Financial Statements.

Wilshire Variable Insurance Trust International Equity Fund Schedule of Investments - (Continued)	December 31, 2011

Shares	Value
Japan (continued)
4,400	Resona Holdings, Inc.	$19,376
1,100	Ricoh Co., Ltd.	9,572
200	Rohm Co., Ltd.	9,304
300	Secom Co., Ltd.	13,801
400	Sega Sammy Holdings, Inc.	8,645
300	Seiko Epson Corp.	3,967
2,000	Sekisui Chemical Co., Ltd.	16,482
1,700	Sekisui House, Ltd.	15,113
1,500	Seven & I Holdings Co., Ltd.	41,821
1,900	Sharp Corp.	16,569
700	Shin-Etsu Chemical Co., Ltd.	34,397
1,300	Shinsei Bank, Ltd.	1,345
1,100	Shionogi & Co., Ltd.	14,117
700	Shiseido Co., Ltd.	12,859
2,100	Shizuoka Bank, Ltd. (The)	22,101
2,800	Showa Denko KK	5,653
138	SMC Corp.	22,211
11,300	Softbank Corp.	331,989
4,544	Sojitz Corp.	7,021
1,800	Sony Corp.	32,468
3,200	Sumitomo Chemical Co., Ltd.	11,623
51,500	Sumitomo Corp.	696,404
1,900	Sumitomo Electric Industries, Ltd.	20,579
1,800	Sumitomo Heavy Industries, Ltd.	10,509
7,600	Sumitomo Metal Industries, Ltd.	13,789
1,300	Sumitomo Metal Mining Co., Ltd.	16,649
2,400	Sumitomo Mitsui Financial Group, Inc.	66,585
5,774	Sumitomo Mitsui Trust Holdings, Inc.	16,939
1,000	Sumitomo Realty & Development Co., Ltd.	17,479
1,000	Suzuki Motor Corp.	20,598
600	T&D Holdings, Inc.	5,589
1,300	Takashimaya Co., Ltd.	9,367
1,600	Takeda Pharmaceutical Co., Ltd.	70,308
200	TDK Corp.	8,824
3,100	Teijin, Ltd.	9,515
400	Terumo Corp.	18,811
2,500	Tobu Railway Co., Ltd.	12,761
900	Tohoku Electric Power Co., Inc.	8,650
1,391	Tokio Marine Holdings, Inc.	30,814
1,700	Tokyo Electric Power Co., Inc. (The)	4,081
300	Tokyo Electron, Ltd.	15,206
6,500	Tokyo Gas Co., Ltd.	29,967
3,000	Tokyu Corp.	14,780
2,100	Toppan Printing Co., Ltd.	15,423
2,700	Toray Industries, Inc.	19,325
6,000	Toshiba Corp.	24,496
500	Toyota Industries Corp.	13,533
4,755	Toyota Motor Corp.	157,295
500	Toyota Tsusho Corp.	8,817
400	West Japan Railway Co.	17,387
34	Yahoo Japan Corp.	10,943
3,290	Yamada Denki Co., Ltd.	224,200
600	Yamaha Motor Co., Ltd.	7,592
1,200	Yamato Holdings Co., Ltd.	20,205
		7,039,732
Jersey — 0.1%
709	Atrium European Real Estate, Ltd.	3,195
243	Randgold Resources, Ltd.	24,844
1,154	Shire PLC	40,106
		68,145
Luxembourg — 0.2%
1	APERAM	14
1,645	ArcelorMittal	29,887

Shares	Value
Luxembourg (continued)
173	Millicom International Cellular SA	$17,300
818	SES SA	19,594
460	Subsea 7 SA	8,500
1,197	Tenaris SA	22,012
		97,307
Malaysia — 0.6%
104,000	Axiata Group BHD	168,696
64,500	RHB Capital BHD	152,127
		320,823
Mexico — 1.0%
236,000	America Movil SAB de CV, Ser L	267,028
34,000	Grupo Financiero Banorte SAB de CV, Class O	103,001
3,700	Industrias Penoles SAB de CV	163,158
		533,187
Netherlands — 2.9%
1,766	Aegon NV †	7,057
296	Akzo Nobel NV	14,262
806	ASML Holding NV	33,664
690	European Aeronautic Defence and Space Co. NV	21,483
600	Heineken NV	27,743
7,441	ING Groep NV, CVA †	53,209
1,780	Koninklijke Ahold NV	23,922
3,230	Koninklijke DSM NV	149,278
2,352	Koninklijke KPN NV	28,073
1,840	Koninklijke Philips Electronics NV	38,602
922	PostNL NV	2,925
1,203	Reed Elsevier NV	13,996
5,853	Royal Dutch Shell PLC, Class A	214,741
4,425	Royal Dutch Shell PLC, Class B	168,316
922	TNT Express NV	6,866
20,493	Unilever NV, CVA	704,538
660	Wolters Kluwer NV	11,380
		1,520,055
New Zealand — 0.0%
1,409	Chorus, Ltd. †	3,421
7,043	Telecom Corp. of New Zealand, Ltd.	11,282
		14,703
Norway — 1.2%
2,322	DnB NOR ASA	22,654
2,200	Norsk Hydro ASA	10,165
2,150	Orkla ASA	16,026
22,272	Statoil ASA	570,951
965	Telenor ASA	15,807
404	Yara International ASA	16,143
		651,746
Poland — 0.2%
11,200	Grupa Lotos SA †	75,428

Portugal — 0.1%
3,730	Banco Comercial Portugues SA, Class R †	654
1,620	Brisa Auto-Estradas de Portugal SA	5,327
4,750	Energias de Portugal SA	14,668
770	Portugal Telecom SGPS SA	4,434
		25,083
Russia — 1.4%
18,900	Gazprom OAO ADR	201,360
5,650	Lukoil OAO ADR	299,050
8,800	Tatneft ADR	260,103
		760,513
Singapore — 2.1%
18,000	CapitaMalls Asia, Ltd.	15,678
3,000	DBS Group Holdings, Ltd.	26,632
9,800	Jardine Cycle & Carriage, Ltd.	363,655

See Notes to Financial Statements.

Wilshire Variable Insurance Trust International Equity Fund Schedule of Investments - (Continued)	December 31, 2011

Shares	Value
Singapore (continued)
4,298	Keppel Corp., Ltd.	$30,768
6,000	Oversea-Chinese Banking Corp., Ltd.	36,189
1,825	SATS, Ltd.	3,022
2,500	Singapore Airlines, Ltd.	19,566
11,000	Singapore Technologies Engineering, Ltd.	22,819
107,200	Singapore Telecommunications, Ltd.	255,353
27,200	United Overseas Bank, Ltd.	320,141
4,000	Wilmar International, Ltd.	15,422
		1,109,245
South Africa — 2.9%
8,400	Exxaro Resources, Ltd.	175,609
13,200	Gold Fields, Ltd.	203,667
6,900	Imperial Holdings, Ltd.	106,224
9,400	MTN Group, Ltd.	168,052
11,000	Remgro, Ltd.	162,552
5,400	Sasol, Ltd.	258,657
6,200	Tiger Brands, Ltd.	193,824
54,000	Woolworths Holdings, Ltd.	262,116
		1,530,701
South Korea — 3.6%
1,300	Daelim Industrial Co., Ltd. †	101,028
1,850	GS Holdings †	81,139
6,800	Hyundai Marine & Fire Insurance Co., Ltd.	202,847
1,100	Hyundai Motor Co. †	202,608
3,800	Kia Motors Corp. †	219,268
1,500	Samsung Electronics Co., Ltd. GDR	689,756
3,500	Samsung Heavy Industries Co., Ltd. †	84,549
1,300	SK C&C Co., Ltd. †	131,417
925	SK Holdings Co., Ltd. †	96,680
825	SK Innovation Co., Ltd. †	101,290
		1,910,582
Spain — 0.9%
609	Abertis Infraestructuras SA	9,677
138	Acciona SA	11,859
144	ACS Actividades de Construccion y Servicios SA	4,251
6,885	Banco Bilbao Vizcaya Argentaria SA	59,302
1,882	Banco Popular Espanol SA	8,547
15,222	Banco Santander SA	114,983
964	Distribuidora Internacional de Alimentacion SA †	4,339
828	Ferrovial SA	9,956
210	Fomento de Construcciones y Contratas SA	5,421
6,683	Iberdrola SA	41,740
380	Inditex SA	31,018
1,348	Indra Sistemas SA	17,088
1,540	Repsol YPF SA	47,111
7,636	Telefonica SA	131,539
		496,831
Sweden — 1.2%
800	Assa Abloy AB, Class B	20,025
1,100	Atlas Copco AB, Class A	23,593
640	Atlas Copco AB, Class B	12,128
600	Electrolux AB, Ser B	9,543
1,690	Hennes & Mauritz AB, Class B	54,270
6,200	Nordea Bank AB	47,836
2,000	Sandvik AB	24,476
1,000	Scania AB, Class B	14,776
1,100	Securitas AB, Class B	9,471
3,840	Skandinaviska Enskilda Banken AB, Class A	22,302

Shares	Value
Sweden (continued)
1,200	SKF AB, Class B	$25,322
1,799	SSAB AB, Class A	15,769
1,500	Svenska Cellulosa AB, Class B	22,166
621	Svenska Handelsbanken AB, Class A	16,290
16,913	Swedbank AB, Class A	218,476
5,609	Telefonaktiebolaget LM Ericsson, Class B	56,936
4,100	TeliaSonera AB	27,810
2,283	Volvo AB, Class B	24,896
		646,085
Switzerland — 4.2%
3,841	ABB, Ltd.	72,196
4,800	ACE, Ltd.	336,576
130	Actelion, Ltd.	4,449
340	Adecco SA	14,177
775	Cie Financiere Richemont SA	39,005
1,930	Credit Suisse Group AG	45,260
90	Geberit AG	17,309
530	Holcim, Ltd.	28,267
673	Julius Baer Group, Ltd.	26,229
5,690	Nestle SA	326,914
325	Nobel Biocare Holding AG	3,773
11,704	Novartis AG	668,573
1,203	Roche Holding AG	203,558
16	SGS SA	26,404
1,470	STMicroelectronics NV	8,701
79	Swatch Group AG (The)	29,421
1,266	Swiss Life Holding AG	116,013
481	Swiss Re, Ltd.	24,467
48	Swisscom AG	18,165
166	Syngenta AG	48,805
149	Synthes, Inc.(a)	24,953
640	Transocean, Ltd.	24,646
6,220	UBS AG	73,825
260	Zurich Financial Services AG	58,611
		2,240,297
Thailand — 0.3%
29,000	Bangkok Bank PCL	140,981

Turkey — 0.3%
46,500	KOC Holding AS	139,891

United Kingdom — 15.4%
2,297	3i Group PLC	6,449
566	Aggreko PLC	17,711
2,159	Anglo American PLC	79,753
2,368	ARM Holdings PLC	21,858
9,117	AstraZeneca PLC	421,130
4,840	Aviva PLC	22,512
6,290	BAE Systems PLC	27,794
20,206	Barclays PLC	55,337
6,096	BG Group PLC	130,232
21,463	BHP Billiton PLC	627,480
112,697	BP PLC	802,767
18,843	British American Tobacco PLC	893,912
1,069	British Land Co. PLC	7,673
2,330	British Sky Broadcasting Group PLC	26,509
15,169	BT Group PLC, Class A	44,963
4,422	Cable & Wireless Communications PLC	2,619
4,422	Cable & Wireless Worldwide PLC	1,116
3,318	Cairn Energy PLC †	13,641
1,219	Capita Group PLC (The)	11,887
400	Carnival PLC	13,185
9,673	Centrica PLC	43,446
3,980	Compass Group PLC	37,765
3,710	Diageo PLC	81,063

See Notes to Financial Statements.

Wilshire Variable Insurance Trust International Equity Fund Schedule of Investments - (Continued)	December 31, 2011

Shares	Value
United Kingdom (continued)
45,000	G4S PLC	$189,946
8,475	GlaxoSmithKline PLC	193,109
490	Hammerson PLC	2,736
2,878	Home Retail Group PLC	3,710
52,259	HSBC Holdings PLC	398,945
10,560	Imperial Tobacco Group PLC	399,593
619	Intercontinental Hotels Group PLC	11,130
3,260	International Power PLC	17,046
3,120	J Sainsbury PLC	14,669
350	Johnson Matthey PLC	9,972
4,950	Kingfisher PLC	19,235
970	Land Securities Group PLC	9,567
13,730	Legal & General Group PLC	21,941
69,344	Lloyds Banking Group PLC †	27,854
350	London Stock Exchange Group PLC	4,304
3,512	Man Group PLC	6,853
2,730	Marks & Spencer Group PLC	13,185
31,559	National Grid PLC	305,040
95	Next PLC	4,030
12,240	Old Mutual PLC	25,745
6,940	Pearson PLC	130,254
4,759	Prudential PLC	47,086
1,218	Reckitt Benckiser Group PLC	60,071
1,930	Reed Elsevier PLC	15,536
2,290	Rexam PLC	12,533
9,779	Rio Tinto PLC	477,667
3,689	Rolls-Royce Holdings PLC	42,712
28,552	Royal Bank of Scotland Group PLC †	9,000
5,679	RSA Insurance Group PLC	9,271
1,780	SABMiller PLC	62,578
4,410	Sage Group PLC (The)	20,151
5,000	Schroders PLC	101,942
1,550	Scottish & Southern Energy PLC	31,027
500	Severn Trent PLC	11,603
2,010	Smith & Nephew PLC	19,507
1,276	Smiths Group PLC	18,109
19,500	Standard Chartered PLC	426,511
27,400	Tate & Lyle PLC	299,549
13,225	Tesco PLC	82,746
1,461	Tullow Oil PLC	31,745
1,971	Unilever PLC	66,095
1,228	United Utilities Group PLC	11,547
156,196	Vodafone Group PLC	435,488
35,000	WH Smith PLC	288,370
5,225	Whitbread PLC	126,854
30,000	William Hill PLC	94,297
5,515	WM Morrison Supermarkets PLC	27,894
586	Wolseley PLC	19,382
2,730	WPP PLC	28,630
3,750	Xstrata PLC	57,094
		8,134,661
United States — 0.9%
5,750	Philip Morris International, Inc.	451,260

Total Common Stock (Cost $50,530,822)		46,984,265

EXCHANGE TRADED FUNDS — 9.9%
400	iShares MSCI EAFE Index Fund	19,812
136,200	Vanguard MSCI Emerging Markets ETF	5,204,202

Total Exchange Traded Fund (Cost $6,280,953)		5,224,014

Shares	Value
PREFERRED STOCK — 0.5%
Brazil — 0.4%
6,100	Cia de Bebidas das Americas	$220,395

Germany — 0.1%
276	Henkel AG & Co. KGAA	15,909
190	Porsche Automobil Holding SE	10,142
284	Volkswagen AG	42,456
		68,507
Total Preferred Stock (Cost $250,066)		288,902

PRIVATE COMPANY — 0.0%
Malta — 0.0%
7,765	BGP Holdings PLC † (b) (Cost $–)	—

SHORT TERM INVESTMENT — 0.8%
418,662	Northern Trust Institutional Government Select Portfolio, 0.01% (c) (Cost $418,662)	418,662

Total Investments — 100.2%
(Cost $57,480,503)		52,915,843

Other Assets & Liabilities, Net — (0.2)%		(105,092)

NET ASSETS — 100.0%		$52,810,751

†	Non-income producing security.

^	Securities incorporated in the same country but traded on different exchanges.

(a)
Securities sold within terms of a private placement, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(b)	Security fair valued using methods determined in good faith by the Pricing Committee. As of December 31, 2011, the total market value of this security was $0 and represented 0.0% of Net Assets.

(c)	Rate shown is 7-day effective yield as of December 31, 2011.

ADR — American Depositary Receipt
GDR — Global Depositary Receipt
EAFE — Europe, Australasia and Far East
ETF— Exchange Traded Fund
MSCI — Morgan Stanley Capital International
PLC— Public Limited Company

Amounts designated as “—“ are either $0 or have been rounded to $0.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust International Equity Fund Schedule of Investments - (Continued)	December 31, 2011

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments carried at fair value:

Investments in Securities	Level 1	Level 2		Level 3		Total
Common Stock
Australia	$—	$2,777,953	*	$—		$2,777,953
Austria	—	39,432	*	—		39,432
Belgium	1	154,209	*	—		154,210
Bermuda	—	214,845	*	—		214,845
Brazil	1,453,870	—		—		1,453,870
Canada	3,244,532	—		—		3,244,532
China	—	1,582,436	*	—		1,582,436
Denmark	—	523,402	*	—		523,402
Finland	—	615,281	*	—		615,281
France	—	2,726,170	*	—		2,726,170
Germany	—	2,715,249	*	—		2,715,249
Greece	—	10,021	*	—		10,021
Guernsey	—	12,587	*	—		12,587
Hong Kong	—	1,448,817	*	—		1,448,817
Indonesia	—	864,322	*	—		864,322
Ireland	—	69,656	*	—		69,656
Isle of Man	—	13,965	*	—		13,965
Israel	199,652	73,334	*	—		272,986
Italy	—	337,275	*	—		337,275
Japan	—	7,039,732	*	—		7,039,732
Jersey	—	68,145	*	—		68,145
Luxembourg	—	97,307	*	—		97,307
Malaysia	—	320,823	*	—		320,823
Mexico	533,187	—		—		533,187
Netherlands	—	1,520,055	*	—		1,520,055
New Zealand	3,421	11,282	*	—		14,703
Norway	—	651,746	*	—		651,746
Poland	—	75,428	*	—		75,428
Portugal	4,434	20,649	*	—		25,083
Russia	—	760,513	*	—		760,513
Singapore	—	1,109,245	*	—		1,109,245
South Africa	—	1,530,701	*	—		1,530,701
South Korea	—	1,910,582	*	—		1,910,582
Spain	—	496,831	*	—		496,831
Sweden	—	646,085	*	—		646,085
Switzerland	336,576	1,903,721	*	—		2,240,297
Thailand	—	140,981	*	—		140,981
Turkey	—	139,891	*	—		139,891
United Kingdom	—	8,134,661	*	—		8,134,661
United States	451,260	—		—		451,260
	6,226,933	40,757,332		—		46,984,265

Exchange-Traded Funds	5,224,014	—		—		5,224,014

Preferred Stock
Brazil	220,395	—		—		220,395
Germany	—	68,507	*	—		68,507
	220,395	68,507		—		288,902

Private Company
Malta	—	—		—	^	—

Short-Term Investment	418,662	—		—		418,662

Total Investments in Securities	$12,090,004	$40,825,839		$—		$52,915,843

*	Represents securities trading primarily outside the United States, the values of which were adjusted as a result of local trading through the application of a third-party vendor.

^
This security was categorized as Level 3 and had a market value of $0 as of December 31, 2011 and the value has remained zero throughout the period ended December 31, 2011. There were no accrued discounts/premiums, realized gain/(loss), change in unrealized appreciation/(depreciation), purchases, sales or transfers in or out of Level 3 during the period ended December 31, 2011.

For the period ended December 31, 2011, the transfers out of Level 1 and into Level 2 were $12,884,793 and the transfers out of Level 2 into Level 1 were $(4,170,048). The transfers were related to the fair value of certain international securities.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Socially Responsible Fund Schedule of Investments	December 31, 2011

Shares	Value
COMMON STOCK — 96.8%
Consumer Discretionary — 13.5%
1,772	Amazon.com, Inc. †	$306,733
26,856	Comcast Corp. Special, Class A	636,756
4,030	Harley-Davidson, Inc.	156,646
12,783	Home Depot, Inc. (The)	537,398
5,630	Johnson Controls, Inc.	175,994
5,150	Lennar Corp., Class A	101,197
4,786	McDonald's Corp.	480,179
14,060	News Corp., Class B	255,611
8,429	News Corp., Class A	150,373
28,654	Target Corp.	1,467,658
7,175	TJX Cos., Inc.	463,146
15,980	Toll Brothers, Inc. †	326,312
24,594	Walt Disney Co. (The)	922,275
6,384	Yum! Brands, Inc.	376,720
		6,356,998
Consumer Staples — 11.1%
6,771	Coca-Cola Co. (The)	473,767
8,692	Costco Wholesale Corp.	724,217
7,570	CVS Caremark Corp.	308,705
6,400	Estee Lauder Cos., Inc. (The), Class A	718,848
7,188	General Mills, Inc.	290,467
5,580	HJ Heinz Co.	301,543
1,640	Kellogg Co.	82,935
4,026	Kimberly-Clark Corp.	296,153
7,916	Kraft Foods, Inc., Class A	295,742
9,680	McCormick & Co., Inc.	488,065
4,234	PepsiCo, Inc.	280,926
14,445	Procter & Gamble Co. (The)	963,626
		5,224,994
Energy — 7.4%
3,070	Anadarko Petroleum Corp.	234,333
5,176	Apache Corp.	468,842
4,215	Cameron International Corp. †	207,336
8,460	ConocoPhillips	616,480
8,102	Devon Energy Corp.	502,324
2,780	Diamond Offshore Drilling, Inc.	153,623
5,710	National Oilwell Varco, Inc.	388,223
5,564	Newfield Exploration Co. †	209,930
490	Occidental Petroleum Corp.	45,913
9,790	Petroleo Brasileiro SA ADR	243,281
2,424	Schlumberger, Ltd.	165,583
4,322	Spectra Energy Corp.	132,902
8,856	Weatherford International, Ltd. †	129,652
		3,498,422
Financials — 14.4%
6,800	American Express Co.	320,756
8,157	American Tower Corp., Class A	489,502
22,406	Annaly Capital Management, Inc.	357,600
5	Berkshire Hathaway, Inc., Class A †	573,775
15,001	Citigroup, Inc.	394,676
3,930	Comerica, Inc.	101,394
14,592	Forest City Enterprises, Inc., Class A †	172,477
21,027	JPMorgan Chase & Co.	699,148
5,098	Lincoln National Corp.	99,003
16,432	MetLife, Inc.	512,350
5,930	Moody's Corp.	199,722
16,850	Morgan Stanley	254,941
2,030	Prudential Financial, Inc.	101,743
16,680	Travelers Cos., Inc. (The)	986,956
7,670	U.S. Bancorp	207,473
4,357	Visa, Inc., Class A	442,366
31,689	Wells Fargo & Co.	873,349
		6,787,231

Shares	Value
Health Care — 11.6%
2,637	Abbott Laboratories	$148,279
9,708	Aetna, Inc.	409,580
7,998	AmerisourceBergen Corp., Class A	297,446
2,892	Amgen, Inc.	185,695
18,774	Bristol-Myers Squibb Co.	661,596
4,790	Covidien PLC	215,598
9,145	GlaxoSmithKline PLC ADR	417,286
6,990	Human Genome Sciences, Inc. †	51,656
12,564	Johnson & Johnson	823,947
10,833	Merck & Co., Inc.	408,404
12,488	Novartis AG ADR	713,939
47,134	Pfizer, Inc.	1,019,980
2,330	UnitedHealth Group, Inc.	118,084
		5,471,490
Industrials — 8.6%
3,320	3M Co.	271,344
4,050	Covanta Holding Corp.	55,444
860	Cummins, Inc.	75,697
7,103	Eaton Corp.	309,194
9,670	Emerson Electric Co.	450,525
44,465	General Electric Co.	796,368
3,430	Harsco Corp.	70,589
4,640	Honeywell International, Inc.	252,184
4,865	Norfolk Southern Corp.	354,464
9,780	Tyco International, Ltd.	456,824
10,651	United Parcel Service, Inc., Class B	779,547
3,984	Waste Management, Inc.	130,317
290	WW Grainger, Inc.	54,285
		4,056,782
Information Technology — 18.7%
3,491	Apple, Inc. †	1,413,855
8,660	ASML Holding NV, NY Shares, Class G	361,901
5,730	Autodesk, Inc. †	173,791
9,458	Automatic Data Processing, Inc.	510,826
29,542	Cisco Systems, Inc.	534,120
2,300	Citrix Systems, Inc. †	139,656
13,269	eBay, Inc. †	402,449
7,532	EMC Corp. †	162,239
1,673	Google, Inc., Class A †	1,080,590
1,490	Hewlett-Packard Co.	38,382
1,840	Intel Corp.	44,620
5,384	International Business Machines Corp.	990,010
42,592	Microsoft Corp.	1,105,688
4,524	Motorola Solutions, Inc.	209,416
1,920	NetApp, Inc. †	69,639
21,590	Oracle Corp.	553,784
8,069	QUALCOMM, Inc.	441,374
11,180	Texas Instruments, Inc.	325,450
4,630	VeriFone Systems, Inc. †	164,458
3,060	Xilinx, Inc.	98,104
		8,820,352
Materials — 5.6%
13,960	Alcoa, Inc.	120,754
3,077	BHP Billiton, Ltd. ADR	217,329
13,057	Celanese Corp., Ser A, Class A	578,033
8,495	Ecolab, Inc.	491,096
4,255	EI du Pont de Nemours & Co.	194,794
15,880	International Paper Co.	470,048
6,733	PPG Industries, Inc.	562,138
		2,634,192

Telecommunication Services — 2.8%
20,749	AT&T, Inc.	627,450
17,581	Verizon Communications, Inc.	705,349
		1,332,799

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Socially Responsible Fund Schedule of Investments - (Continued)	December 31, 2011

Shares	Value
Utilities — 3.1%
4,160	National Grid PLC ADR	$201,677
9,357	NextEra Energy, Inc.	569,654
4,040	NV Energy, Inc.	66,054
4,150	Sempra Energy	228,250
11,430	Wisconsin Energy Corp.	399,593
		1,465,228
Total Common Stock (Cost $37,200,448)		45,648,488

SHORT TERM INVESTMENT— 3.3%
1,552,405	Northern Trust Institutional Government Select Portfolio, 0.01% (a) (Cost $1,552,405)	1,552,405

Total Investments — 100.1%
(Cost $38,752,853)		47,200,893

Other Assets & Liabilities, Net — (0.1)%		(28,879)

NET ASSETS — 100.0%		$47,172,014

†	Non-income producing security.

(a)	Rate shown is the 7-day effective yield at December 31, 2011.

ADR — American Depositary Receipt

PLC— Public Limited Company

As of December 31, 2011, all of the Fund’s investments were considered Level 1. For the year ended December 31, 2011, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the year ended December 31, 2011, there were no Level 3 securities. Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statements of Assets and Liabilities December 31, 2011

	EQUITY FUND	BALANCED FUND	INCOME FUND	SMALL CAP GROWTH FUND	INTERNATIONAL EQUITY FUND	SOCIALLY RESPONSIBLE FUND
ASSETS:
Investments in securities, at value (Note 2)	$96,167,331	$318,404	$92,139,396	$36,596,014	$52,915,843	$47,200,893
Investments in affiliated funds, at value	87,008,958	150,771,669	—	—	—	—
Foreign currency, at value	—	—	10,029	—	2,846	—
Receivable for investment securities sold and matured	914,436	—	1,992,056	—	19,128	71,071
Dividends and interest receivable	103,424	4	601,145	12,884	72,839	75,382
Subscriptions receivable	31,533	655	73	23	28	8,492
Receivable from Adviser (Note 3)	—	—	—	6,154	9,018	—
Reclaims receivable	4,465	—	133	—	100,636	—
Total assets	184,230,147	151,090,732	94,742,832	36,615,075	53,120,338	47,355,838

LIABILITIES:
Payable for investment securities purchased	492,763	—	13,758,182	—	148,600	54,159
TBA sales commitments	—	—	1,078,406	—	—	—
Income distribution payable	22,741	—	—	—	—	—
Redemptions payable	244,472	214,200	34,390	41,770	43,963	56,256
Investment advisory fees payable (Note 3)	57,497	—	37,050	35,711	44,932	33,905
Distribution (12b-1) fees payable (Note 4)	38,774	—	17,416	8,021	11,650	10,318
Administration fees payable	10,857	8,918	4,716	2,174	3,145	2,792
Chief Compliance Officer expenses payable	2,639	2,176	1,171	520	778	676
Trustees' fees payable	497	410	220	98	146	127
Interest payable	—	—	1,502	—	5	—
Other accrued expenses	81,264	39,627	61,566	25,642	56,368	25,591
Total liabilities	951,504	265,331	14,994,619	113,936	309,587	183,824

NET ASSETS	$183,278,643	$150,825,401	$79,748,213	$36,501,139	$52,810,751	$47,172,014

NET ASSETS consist of:
Paid-in capital	$303,300,837	$169,515,128	$79,690,128	$42,616,213	$69,075,101	$57,342,287
Undistributed net investment income/(accumulated net investment loss)	11,498	5,214,247	2,339,367	(901)	285,506	415,713
Accumulated net realized gain/(loss) on investments and foreign currency transactions	(128,934,971)	(26,514,334)	115,699	(9,727,918)	(11,998,503)	(19,034,026)
Net unrealized appreciation/ (depreciation) of investments and other assets and liabilities denominated in foreign currencies	8,901,279	2,610,360	(2,396,981)	3,613,745	(4,551,353)	8,448,040

NET ASSETS	$183,278,643	$150,825,401	$79,748,213	$36,501,139	$52,810,751	$47,172,014

SHARES OUTSTANDING: (Unlimited shares authorized)	10,468,683	9,783,555	6,824,521	2,604,450	4,892,938	4,358,354

NET ASSET VALUE: (Offering and redemption price per share)	$17.51	$15.42	$11.69	$14.01	$10.79	$10.82

Investments, at cost (Note 2)	$93,305,740	$318,404	$94,528,452	$32,982,269	$57,480,503	$38,752,853
Investments in affiliated funds, at cost	80,969,270	148,161,309	—	—	—	—
TBA sales commitments, proceeds receivable	—	—	1,071,648	—	—	—
Foreign currency, cost/(proceeds)	—	—	11,196	—	2,848	—

Amounts designated as “—” are either $0, or have been rounded to $0.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statements of Operations For the Year Ended December 31, 2011

	EQUITY FUND	BALANCED FUND	INCOME FUND	SMALL CAP GROWTH FUND	INTERNATIONAL EQUITY FUND	SOCIALLY RESPONSIBLE FUND
INVESTMENT INCOME:
Dividends from affiliated funds	$2,221,756	$5,485,747	$—	$—	$—	$—
Dividends	2,039,625		3,497	171,432	1,666,314	1,081,948
Interest	154	14	3,227,572	63	573	668
Foreign taxes withheld	—	—	—	(619)	(118,624)	(9,968)
Total income	4,261,535	5,485,761	3,231,069	170,876	1,548,263	1,072,648

EXPENSES:
Investment advisory fees (Note 3)	764,543	—	519,173	457,126	481,537	427,424
Distribution (12b-1) fees (Note 4)	439,089	—	235,995	99,373	120,382	125,711
Administration fees (Note 3)	139,799	113,310	66,077	27,825	33,708	35,200
Trustees' fees (Note 3)	31,808	25,567	15,137	6,392	7,406	7,981
Chief Compliance Officer expenses	1,071	884	354	230	501	284
Professional fees	83,444	68,529	38,270	16,546	23,393	21,195
Transfer agent fees	73,937	22,567	13,191	5,578	6,872	7,021
Custodian fees	42,940	4,186	35,118	19,505	90,268	17,156
Printing fees	27,220	18,958	10,442	8,729	6,659	5,982
Other	27,008	17,526	84,459	23,878	65,770	8,957
Total expenses	1,630,859	271,527	1,018,216	665,182	836,496	656,911
Fees waived by Adviser (Note 3)	—	—	—	(84,491)	(96,533)	—
Net expenses	1,630,859	271,527	1,018,216	580,691	739,963	656,911

Net investment income/(loss)	2,630,676	5,214,234	2,212,853	(409,815)	808,300	415,737

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 2 and 5):
Net realized gain/(loss) from:
Investments	7,290,311	—	3,324,740	5,877,564	(2,081,569)	3,641,561
Investments in affiliated funds	1,921,511	3,819,206	—	—	—	—
Forward foreign currency exchange contracts and foreign currency transactions	—	—	114	—	(69,995)	—
Net change in unrealized appreciation (depreciation) of:
Investments	(11,386,315)	—	839,140	(5,608,254)	(7,069,328)	(4,738,452)
Investments in affiliated funds	(5,759,503)	(9,853,554)	—	—	—	—
Forward foreign currency exchange contracts and other assets and liabilities denominated in foreign currencies	—	—	(1,167)	—	(4,772)	—

Net realized and unrealized gain on investments and foreign currencies	(7,933,996)	(6,034,348)	4,162,827	269,310	(9,225,664)	(1,096,891)

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(5,303,320)	$(820,114)	$6,375,680	$(140,505)	$(8,417,364)	$(681,154)

Amounts designated as “—” are either $0, or have been rounded to $0.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statements of Changes in Net Assets For the Year Ended December 31, 2011

	EQUITY FUND	BALANCED FUND	INCOME FUND	SMALL CAP GROWTH FUND	INTERNATIONAL EQUITY FUND	SOCIALLY RESPONSIBLE FUND
OPERATIONS:
Net investment income/(loss)	$2,630,676	$5,214,234	$2,212,853	$(409,815)	$808,300	$415,737
Net realized gain/(loss) on investments and foreign currency transactions	9,211,822	3,819,206	3,324,854	5,877,564	(2,151,564)	3,641,561
Net change in unrealized appreciation/(depreciation) of investments and other assets and liabilities denominated in foreign currencies	(17,145,818)	(9,853,554)	837,973	(5,608,254)	(7,074,100)	(4,738,452)
Net increase/(decrease) in net assets resulting from operations	(5,303,320)	(820,114)	6,375,680	(140,505)	(8,417,364)	(681,154)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(2,635,190)	(4,429,078)	(3,200,095)	—	(670,255)	(388,855)
Net realized capital gains	—	—	(3,199,891)	—	—	—
Total distributions to shareholders	(2,635,190)	(4,429,078)	(6,399,986)	—	(670,255)	(388,855)

CAPITAL STOCK TRANSACTIONS: (DOLLARS)
Shares sold	1,328,495	1,913,147	5,233,371	1,337,003	26,210,700	936,860
Shares issued as reinvestment of distributions	2,612,449	4,429,077	6,399,981	—	670,255	388,855
Shares redeemed	(22,537,276)	(19,161,993)	(38,622,807)	(5,627,458)	(4,063,830)	(5,837,251)

Net decrease in net assets from capital stock transactions	(18,596,332)	(12,819,769)	(26,989,455)	(4,290,455)	22,817,125	(4,511,536)

Net increase/(decrease) in net assets	(26,534,842)	(18,068,961)	(27,013,761)	(4,430,960)	13,729,506	(5,581,545)

NET ASSETS:
Beginning of period	209,813,485	168,894,362	106,761,974	40,932,099	39,081,245	52,753,559
End of period	$183,278,643	$150,825,401	$79,748,213	$36,501,139	$52,810,751	$47,172,014

Undistributed net investment income/(accumulated net investment loss) at end of period	$11,498	$5,214,247	$2,339,367	$(901)	$285,506	$415,713

CAPITAL SHARE TRANSACTIONS:
Shares sold	72,175	118,605	426,844	92,470	2,079,381	88,101
Shares issued as reinvestment of distributions	149,198	287,229	538,450	—	62,291	35,773
Shares redeemed	(1,226,462)	(1,186,528)	(3,133,415)	(391,242)	(333,032)	(530,772)

Net increase/(decrease) in shares outstanding	(1,005,089)	(780,694)	(2,168,121)	(298,772)	1,808,640	(406,898)

Amounts designated as “—” are either $0, or have been rounded to $0.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statements of Changes in Net Assets For the Year Ended December 31, 2010

	EQUITY FUND	BALANCED FUND	INCOME FUND	SMALL CAP GROWTH FUND	INTERNATIONAL EQUITY FUND	SOCIALLY RESPONSIBLE FUND
OPERATIONS:
Net investment income/(loss)	$1,618,562	$4,429,101	$3,130,105	$(349,536)	$464,266	$388,866
Net realized gain/(loss) on investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions	13,914,573	4,762,680	786,511	2,353,753	(366,846)	3,139,513
Net change in unrealized appreciation of investments, futures contracts, forward foreign currency exchange contracts and other assets and liabilities denominated in foreign currencies	6,350,202	7,874,438	5,194,657	6,609,456	3,472,900	2,086,601
Net increase in net assets resulting from operations	21,883,337	17,066,219	9,111,273	8,613,673	3,570,320	5,614,980

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,624,648)	(3,379,097)	(3,555,672)	—	(522,270)	(553,977)
Net realized capital gains	—	—	(1,911,197)	—	—	—
Total distributions to shareholders	(1,624,648)	(3,379,097)	(5,466,869)	—	(522,270)	(553,977)

CAPITAL STOCK TRANSACTIONS: (DOLLARS)
Shares sold	1,752,375	2,300,884	12,623,340	1,152,106	1,424,576	930,525
Shares issued as reinvestment of distributions	1,609,557	3,379,096	5,466,865	—	522,270	553,977
Shares redeemed	(21,526,356)	(17,357,109)	(15,547,593)	(3,788,134)	(3,571,184)	(5,419,448)

Net increase/(decrease) in net assets from capital stock transactions	(18,164,424)	(11,677,129)	2,542,612	(2,636,028)	(1,624,338)	(3,934,946)

Net increase in net assets	2,094,265	2,009,993	6,187,016	5,977,645	1,423,712	1,126,057

NET ASSETS:
Beginning of year	207,719,220	166,884,369	100,574,958	34,954,454	37,657,533	51,627,502
End of year	$209,813,485	$168,894,362	$106,761,974	$40,932,099	$39,081,245	$52,753,559

Undistributed net investment income at end of year	$16,012	$4,429,091	$3,200,085	$—	$215,885	$388,831

CAPITAL SHARE TRANSACTIONS:
Shares sold	104,556	150,949	1,056,268	96,143	122,952	91,820
Shares issued as reinvestment of distributions	88,002	211,723	456,199	—	41,352	49,998
Shares redeemed	(1,290,140)	(1,139,938)	(1,272,867)	(323,152)	(306,535)	(532,889)

Net increase/(decrease) in shares outstanding	(1,097,582)	(777,266)	239,600	(227,009)	(142,231)	(391,071)

Amounts designated as “—” are either $0, or have been rounded to $0.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Equity Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$18.29	$16.52	$13.52	$22.97	$25.24

Income/(loss) from investment operations:
Net investment income1	0.24	0.13	0.14	0.15	0.14
Net realized and unrealized gain/(loss) on investments and futures contracts	(0.76)	1.78	3.05	(9.39)	0.47
Total from investment operations	(0.52)	1.91	3.19	(9.24)	0.61

Less distributions:
From net investment income	(0.26)	(0.14)	(0.19)	(0.17)	(0.15)
From capital gains	0.00	0.00	0.00	(0.04)	(2.73)
Total distributions	(0.26)	(0.14)	(0.19)	(0.21)	(2.88)
Net asset value, end of year	$17.51	$18.29	$16.52	$13.52	$22.97
Total return2	(2.87)%	11.58%	23.57%	(40.19)%	2.20%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$183,279	$209,813	$207,719	$254,334	$496,132
Operating expenses including reimbursement/waiver and excluding earnings credits†	0.82%	0.83%	1.16%	1.17%	1.13%
Operating expenses excluding reimbursement/waiver and excluding earnings credits†	0.82%	0.83%	1.16%	1.17%	1.13%
Net investment income	1.32%	0.81%	0.97%	0.80%	0.54%
Portfolio turnover rate	149%	81%	350%	93%	81%

†	These ratios do not include expenses from the underlying funds.

1	The selected per share data was calculated using the average shares outstanding method for the year.

2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Balanced Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$15.99	$14.71	$12.87	$20.75	$20.13

Income/(loss) from investment operations:
Net investment income1	0.52	0.41	0.30	0.35	0.39
Net realized and unrealized gain/(loss) on investments	(0.62)	1.20	2.02	(5.94)	0.23
Total from investment operations	(0.10)	1.61	2.32	(5.59)	0.62

Less distributions:
From net investment income	(0.47)	(0.33)	(0.48)	(1.13)	0.00
From capital gains	0.00	0.00	0.00	(1.16)	0.00
Total distributions	(0.47)	(0.33)	(0.48)	(2.29)	0.00
Net asset value, end of year	$15.42	$15.99	$14.71	$12.87	$20.75
Total return2	(0.65)%	10.92%	18.03%	(26.68)%	3.08%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$150,825	$168,894	$166,884	$155,258	$243,184
Operating expenses including reimbursement/waiver and excluding earnings credits†	0.17%	0.18%	0.22%	0.16%	0.09%
Operating expenses excluding reimbursement/waiver and excluding earnings credits†	0.17%	0.18%	0.22%	0.16%	0.09%
Net investment income	3.22%	2.67%	2.21%	1.92%	1.88%
Portfolio turnover rate	21%	12%	46%	30%	10%

†	These ratios do not include expenses from the underlying funds.

1
The selected per share data was calculated using the average shares outstanding method for the year. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Income Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$11.87	$11.49	$10.63	$12.29	$12.36

Income/(loss) from investment operations:
Net investment income1	0.29	0.37	0.40	0.54	0.56
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	0.53	0.68	1.01	(1.33)	(0.05)
Total from investment operations	0.82	1.05	1.41	(0.79)	0.51

Less distributions:
From net investment income	(0.49)	(0.43)	(0.55)	(0.60)	(0.56)
From capital gains	(0.51)	(0.24)	0.00	(0.27)	(0.02)
Total distributions	(1.00)	(0.67)	(0.55)	(0.87)	(0.58)
Net asset value, end of year	$11.69	$11.87	$11.49	$10.63	$12.29
Total return2	6.92%	9.11%	13.29%	(6.44)%	4.21%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$79,748	$106,762	$100,575	$101,604	$127,463
Operating expenses including reimbursement/waiver and excluding earnings credits	1.08%	1.08%	1.08%	1.05%	0.98%
Operating expenses excluding reimbursement/waiver and excluding earnings credits	1.08%	1.08%	1.08%	1.05%	1.05%
Net investment income	2.34%	3.02%	3.49%	4.52%	4.47%
Portfolio turnover rate	398%	302%	318%	367%	458%

1	The selected per share data was calculated using the average shares outstanding method for the year.

2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Small Cap Growth Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$14.10	$11.17	$8.70	$16.22	$14.24

Income/(loss) from investment operations:
Net investment loss1	(0.15)	(0.12)	(0.09)	(0.11)	(0.13)
Net realized and unrealized gain/(loss) on investments	0.06	3.05	2.56	(7.41)	2.11
Total from investment operations	(0.09)	2.93	2.47	(7.52)	1.98
Net asset value, end of year	$14.01	$14.10	$11.17	$8.70	$16.22
Total return2	(0.64)%	26.23%	28.39%	(46.36)%	13.91%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$36,501	$40,932	$34,954	$30,853	$58,758
Operating expenses including reimbursement/waiver and excluding earnings credits	1.46%	1.53%	1.63%	1.64%	1.45%
Operating expenses excluding reimbursement/waiver and excluding earnings credits	1.67%	1.76%	1.86%	1.88%	1.76%
Net investment loss	(1.03)%	(0.98)%	(0.98)%	(0.86)%	(0.85)%
Portfolio turnover rate	266%	138%	174%	199%	110%

1	The selected per share data was calculated using the average shares outstanding method for the year.

2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust International Equity Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$12.67	$11.67	$9.05	$16.44	$16.11

Income/(loss) from investment operations:
Net investment income1	0.20	0.15	0.16	0.25	0.13
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	(1.94)	1.02	2.65	(7.44)	1.26
Total from investment operations	(1.74)	1.17	2.81	(7.19)	1.39

Less distributions:
From net investment income	(0.14)	(0.17)	(0.19)	(0.20)	(0.15)
From capital gains	0.00	0.00	0.00	0.00	(0.91)
Total distributions	(0.14)	(0.17)	(0.19)	(0.20)	(1.06)
Net asset value, end of year	$10.79	$12.67	$11.67	$9.05	$16.44
Total return2	(13.74)%	10.04%	31.02%	(43.75)%	8.73%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$52,811	$39,081	$37,658	$32,854	$57,093
Operating expenses including reimbursement/waiver and excluding earnings credits	1.54%	1.56%	1.64%	1.56%	2.06%
Operating expenses excluding reimbursement/waiver and excluding earnings credits	1.74%	1.76%	1.84%	1.78%	2.26%
Net investment income	1.68%	1.27%	1.61%	1.90%	0.77%
Portfolio turnover rate	40%	29%	29%	27%	106%

1	The selected per share data was calculated using the average shares outstanding method for the year.

2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Socially Responsible Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$11.07	$10.01	$8.37	$15.77	$17.43

Income/(loss) from investment operations:
Net investment income1	0.09	0.08	0.11	0.16	0.17
Net realized and unrealized gain/(loss) on investments	(0.25)	1.10	1.69	(6.58)	(0.60)
Total from investment operations	(0.16)	1.18	1.80	(6.42)	(0.43)

Less distributions:
From net investment income	(0.09)	(0.12)	(0.16)	(0.17)	(0.21)
From capital gains	0.00	0.00	0.00	(0.81)	(1.02)
Total distributions	(0.09)	(0.12)	(0.16)	(0.98)	(1.23)
Net asset value, end of year	$10.82	$11.07	$10.01	$8.37	$15.77
Total return2	(1.45)%	11.76%	21.51%	(40.39)%	(2.63)%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$47,172	$52,754	$51,628	$44,578	$83,802
Operating expenses including reimbursement/waiver and excluding earnings credits	1.31%	1.31%	1.36%	1.32%	1.28%
Operating expenses excluding reimbursement/waiver and excluding earnings credits	1.31%	1.31%	1.36%	1.32%	1.29%
Net investment income	0.82%	0.77%	1.23%	1.27%	0.96%
Portfolio turnover rate	32%	53%	182%	34%	21%

1	The selected per share data was calculated using the average shares outstanding method for the year.

2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Notes to Financial Statements December 31, 2011

1.	Organization.

The Wilshire Variable Insurance Trust (the “Trust”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940 (“1940 Act”), which offers units of beneficial interest (shares) in 9 separate investment portfolios. The portfolios presented in these financial statements are: Equity Fund, Balanced Fund, Income Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund (collectively the “Funds”, and each a “Fund”). The Balanced Fund is a “fund of funds” and offers shareholders the opportunity to invest in certain underlying affiliated investment companies, which are separately managed series of Wilshire Variable Insurance Trust and Wilshire Mutual Funds, Inc. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The financial statements for the 2015 ETF Fund, 2025 ETF Fund, and 2035 ETF Fund are included in a separate annual report. Shares of the Funds are presently offered to Horace Mann Life Insurance Company (“HMLIC”) Separate Account and the HMLIC 401(k) Separate Account. The Funds may be purchased by separate accounts of insurance companies for certain variable insurance contracts and by plan sponsors of qualified retirement plans. The Equity Fund shares also may be purchased under the dividend reinvestment plans by certain shareholders.

Fund Investment Objectives:

Equity Fund — primary, long-term capital growth; secondary, conservation of principal and production of income.

Balanced Fund — realization of high long-term total rate of return consistent with prudent investment risks.

Income Fund — long-term total rate of return in excess of the U.S. bond market over a full market cycle.

Small Cap Growth Fund — long-term capital appreciation through investing primarily in equity securities of small cap companies with earnings growth potential.

International Equity Fund — long-term growth of capital through diversified holdings of marketable foreign equity investments.

Socially Responsible Fund — long-term growth of capital, current income and growth of income through investing primarily in equity securities of issuers that meet certain socially responsible criteria.

2.	Significant Accounting Policies.

Use of estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

Security valuation — A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded on National Association of Securities Dealers Automatic Quotation (“NASDAQ”) System are valued at the NASDAQ official closing price. If there is no NASDAQ official closing price available, the most recent bid quotation is used. Securities traded over-the-counter (other than on NASDAQ) are valued at the last current sale price, and if there are no such sales, the most recent bid quotation is used. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Funds’ pricing agent for such securities, if available, and otherwise are valued at amortized cost. When market quotations are not readily available, securities are valued according to procedures established by the Board of Trustees or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least two representatives of Wilshire Associates Incorporated (“Wilshire” or the “Adviser”), one of whom is an officer of the Trust, or the Trust’s Valuation Committee. Securities whose market value using the procedures outlined above do not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee. The value of fair valued securities may be different from the last sale price (or the mean

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2011

between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security. Investments in the underlying funds by the Equity and Balanced Funds are valued at their net asset value as reported by the underlying funds.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

The International Equity Fund uses Interactive Data Pricing and Reference Data, Inc. (formerly FT Interactive Data Corp.) (“Interactive Data”) as a third party fair valuation vendor daily. Interactive Data provides a fair value for foreign securities in the International Equity Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Interactive Data. These factors are used to value the International Equity Fund without holding a Pricing Committee meeting. In the event that the Adviser believes that the fair values provided by Interactive Data are not reliable, the Adviser contacts the International Equity Fund’s administrator and may request that a meeting of the Pricing Committee be held.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

•	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For the year ended December 31, 2011, there have been no significant changes to the Funds’ fair value methodologies.

Fair value measurement classifications are summarized in each Fund’s Schedule of Investments.

Security transactions and investment income — Security transactions are recorded on a trade date basis. Dividend income and distributions on underlying funds are recorded on the ex-dividend date or, for certain foreign dividends, as soon as the dividend information becomes available. Interest income and distributions on underlying funds, if applicable, premium and discount amortization is accrued daily, using the scientific or straight-line method, which approximates the effective interest method. Securities gains and losses are determined on the basis of identified cost. Distributions received on securities that represent a return of capital or capital gain are reclassed as a reduction of cost of investments and/or as a realized gain. The actual character of income, realized gain and return of capital distributions received from Real Estate Investment Trusts (“REITs”) are not known until after the end of the fiscal year, at which time such distribution estimates are appropriately adjusted.

When-issued and delayed delivery investments — The Income Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Funds would generally purchase securities

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2011

on a when-issued, delayed-delivery or forward commitment basis with the intention of acquiring the securities, each Fund may dispose of such securities prior to settlement if its sub-adviser deems it appropriate to do so. Each Fund may dispose of or negotiate a when-issued or forward commitment after entering into these transactions. Such transactions are generally considered to be derivative transactions. The Fund will normally realize a capital gain or loss in connection with these transactions. When a Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund’s custodian will maintain cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities themselves while the commitment is outstanding. These procedures are designed to ensure that each Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. The when-issued market is commonly associated with government bonds that are to be issued as a pending auction. The Funds use when-issued investments as a way to participate in a new issuance. As of, and during the year ended December 31, 2011, the Income Fund held when-issued and delayed delivery investments.

Repurchase agreements — Securities pledged as collateral for repurchase agreements are held by The Northern Trust Company (“Northern Trust”) and are designated as being held on each Fund’s behalf by its custodian under a book-entry system. Each Fund monitors the adequacy of the collateral on a daily basis and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. It is the Funds’ policy to only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment adviser to be creditworthy. The Fund bears the risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is prevented from exercising its rights to dispose of the underlying securities received as collateral and the risk of a possible decline in the value of the underlying securities during the period. During the year ended December 31, 2011, the Income Fund entered into repurchase agreements. There were no investments in repurchase agreements as of December 31, 2011.

Investments in REITs — With respect to the Funds, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of these estimated amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

Mortgage dollar rolls — TBA (“To Be Announced”) purchase commitments are commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBAs may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in each Fund’s other assets. Unsettled TBAs are valued at the current market value of the underlying securities.

During the year ended December 31, 2011, the Income Fund entered into dollar roll transactions, pursuant to which it sells a mortgage-backed TBA or security and simultaneously purchases a similar, but not identical, TBA with the same issuer, rate and terms. The Income Fund may execute a roll to obtain better underlying mortgage securities or to increase yield. The Income Fund accounts for dollar roll transactions as purchases and sales, which has the effect of increasing its portfolio turnover rate. Risks associated with dollar rolls are that actual mortgages received by the Income Fund may be less favorable than those anticipated or that counterparties may fail to perform under the terms of the contracts.

TBA sale commitments are commitments to sell mortgage-backed securities for a fixed price at a future date. TBA sales commitments are considered securities in themselves and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Fund’s other assets.

In April 2011, the Financial Accounting Standards Board adopted Accounting Standards Update (ASU) 2011–03, “Transfers and Servicing (Topic 860)—Reconsideration of Effective Control for Repurchase Agreements.” The ASU takes effect for periods beginning after December 15, 2011. Under the ASU, certain mortgage-dollar-roll transactions that previously would have been accounted for as purchases and sales may be accounted for as financing transactions. Treating these transactions as financing would have no impact on total return, but certain transactions that previously resulted in realized gains and losses would instead be reflected in net income and unrealized gains and losses. Management is currently evaluating the effect, if any, of ASU 2011-3 on the Funds.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2011

ADRs, EDRs and GDRs — The Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may invest in both sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar global instruments. The Equity Fund may invest in ADRs. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

Asset-backed and mortgage securities — The Income Fund may invest in mortgage and asset-backed securities which represent shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off before they mature, particularly during periods of declining interest rates. In that case, a sub-adviser may have to reinvest the proceeds from the securities at a lower interest rate. This could lower the Fund’s return and result in losses to the Fund if some securities were acquired at a premium. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. The Income Fund may also invest in collateralized mortgage obligations (“CMOs”). In a CMO, a series of bonds or certificates is issued in multiple classes, which have varying levels of risks.

Foreign currency transactions — The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

•	market value of investment securities, other assets and other liabilities at the daily rates of exchange and

•	purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency and gains and losses between the ex-dividend and payment dates on dividends, interest and foreign withholding taxes. The effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

Expense policy — Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all funds of the Trust daily in relation to the net assets of each fund or upon another reasonable basis. Expenses which are attributable to the Trust and the Wilshire Mutual Funds are allocated across the Trust and the Wilshire Mutual Funds based upon relative net assets or another reasonable basis.

Distributions to shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid annually. The Funds’ net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of Trustees in order to avoid the application of a 4% non-deductible Federal excise tax.

3.	Investment Advisory Fee and Other Transactions.

The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Funds and to continuously review, oversee and administer the Funds’ investment programs. The Adviser has entered into agreements with the following sub-advisers: Equity Fund — Cornerstone Capital Management, Inc. and Systematic Financial Management, L.P.; Income Fund — Western Asset Management Company and Western Asset Management Limited; International Equity

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2011

Fund — PanAgora Asset Management, Inc. and Thomas White International, Ltd.; Small Cap Growth Fund — Los Angeles Capital Management and Equity Research, Inc. and Ranger Investment Management, L.P.; Socially Responsible Fund — ClearBridge Advisors, LLC.

Each sub-adviser’s fees are paid by the Adviser out of the advisory fees that it receives from each of the Funds. Fees paid to a sub-adviser of a Fund with multiple sub-advisers depends upon the fee rate negotiated with the Adviser and upon the percentage of the Fund’s assets allocated to that sub-adviser by the Adviser, which may vary from time to time. Thus, the basis for fees paid to any such sub-adviser is not constant, and the relative amounts of fees paid to the various sub-advisers of a Fund may fluctuate. These internal fluctuations, however, will not affect the total advisory fees paid by a Fund, which will remain fixed on the terms described below. The Adviser may, however, determine in its discretion to waive a portion of its fee if there are internal fluctuations in the fee. Because the Adviser will pay each sub-adviser’s fees out of its own fees from the Funds, there will not be any “duplication” of advisory fees paid by the Funds.

For the year ended December 31, 2011, the Adviser provided services and assumed expenses pursuant to the amended Investment Advisory Agreement for which it received a fee based on each Fund’s average daily net assets, computed daily and payable monthly, at the following annual rates:

Fund	Rate on the First $1 Billion of Average Daily Net Assets	Rate on Average Daily Net Assets in Excess of $1 Billion
Equity Fund*	0.70%	0.60%
Balanced Fund**	0.55	0.45
Income Fund	0.55	0.45
Small Cap Growth Fund	1.15	1.05
International Equity Fund	1.00	0.90
Socially Responsible Fund	0.85	0.75

*
The Equity Fund invests in the Wilshire Large Cap Core Plus Fund (the “Large Cap Core Plus Fund”). The Adviser directly receives from the Equity Fund a fee based on the average daily net assets of the Equity Fund that are not invested in the Large Cap Core Plus Fund.

**
The Balanced Fund operates under a “fund of funds” structure, primarily investing in shares of underlying funds. The Adviser directly receives from the Balanced Fund a fee based on the average daily net assets of the Balanced Fund that are not invested in underlying funds. The Adviser did not receive fees from the Balanced Fund during the year ended December 31, 2011.

For the year ended December 31, 2011, the Adviser voluntarily waived fees in the amounts listed below. The Adviser cannot recoup amounts of any investment advisory fees waived.
Fund	Advisory Fees Voluntarily Waived	Rate on Average Daily Net Assets
Small Cap Growth Fund	$84,491	0.21%
International Equity Fund	96,533	0.20%

SEI Investments Global Funds Services (“SEI”) serves as the Trust’s administrator and accounting agent pursuant to an administration agreement dated May 30, 2008. DST Systems, Inc. serves as the Trust’s transfer agent and dividend disbursing agent. Effective June 10, 2011, Northern Trust replaced BNY Mellon Asset Servicing Global Financial Institutions (formerly, PNC Global Investment Services, Inc.) as the Trust’s Custodian. SEI Investments Distribution Co. (the “Distributor”) serves as the Trust’s distributor.

Officers and Trustees’ expenses — The officers of the Trust are affiliated with and receive remuneration from the Adviser. The Trust does not pay any remuneration to its officers. The Trust and the Wilshire Mutual Funds, Inc. together pay each independent trustee an annual retainer of $14,000, an annual additional Board chairperson retainer of $12,000, a Board in-person meeting fee of $1,500, a Board telephonic meeting fee of $1,000, an annual Committee member retainer of $4,000, an annual Committee chairperson retainer of $8,000 in lieu of the $4,000 Committee member retainer, and a Committee telephonic meeting fee of $500.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2011

4.	Distribution and Shareholder Services Plan.

The Funds have adopted a Rule 12b-1 distribution and shareholder services plan (the “Distribution Plan”). Pursuant to the Distribution Plan with the Funds, the Distributor receives a distribution and shareholder services fee, payable by each Fund. The Distributor uses the fee to pay for distribution-related and shareholder services for the Funds. Under the Distribution Plan, each Fund will pay to the Distributor a shareholder/distribution services fee computed at the annual rate of 0.25% of average daily net assets attributable to each Fund. The Distributor did not receive fees from the Balanced Fund during the year ended December 31, 2011. By investing indirectly in the Income Fund, International Equity Fund and Large Cap Core Plus Fund through the Balanced Fund, an investor bears not only his or her proportionate share of certain expenses of the Balanced Fund but also, indirectly, similar expenses of the Income Fund, International Equity Fund and Large Cap Core Plus Fund. As a result of the fund of funds arrangement, shareholders of the Balanced Fund will not be subject to duplicative distribution fees.

5.	Security Transactions.

For the year ended December 31, 2011, aggregate cost of purchases and proceeds from sales of securities, other than affiliated investments, short-term investments and U.S. Government securities, were as follows:

Fund	Purchases	Proceeds from Sales
Equity Fund	$298,727,252	$317,091,704
Income Fund	16,007,253	28,117,777
Small Cap Growth Fund	106,376,766	111,346,063
International Equity Fund	42,330,287	19,407,460
Socially Responsible Fund	15,537,805	19,761,331

Purchases and sales of U.S. Government securities during the year ended December 31, 2011 were:

Fund	Purchases	Proceeds from Sales
Income Fund	$345,129,640	$363,873,632

Purchases and sales of affiliated investments during the year ended December 31, 2011, and value as of December 31, 2011 were:

Fund	Purchases	Proceeds from Sales	Value as of December 31, 2011
Equity Fund
Wilshire Large Cap Core Plus Fund	$3,203,477	$6,597,255	$87,008,958
Balanced Fund
Wilshire Large Cap Core Plus Fund	2,720,471	9,926,716	79,795,052
Wilshire Variable Insurance Trust Income Fund	5,496,005	34,174,104	49,360,623
Wilshire Variable Insurance Trust International Equity Fund	25,274,248	—	21,615,994

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2011

6.	Significant Shareholder Activity.

On December 31, 2011, the Funds had the following concentrations of shareholders holding 10% or more of the outstanding shares of the Funds. These represent omnibus shareholder accounts.

Fund
Equity Fund (1 omnibus shareholder)	88%
Balanced Fund (1 omnibus shareholder)	100%
Income Fund (2 omnibus shareholders)	100%
Small Cap Growth Fund (1 omnibus shareholder)	100%
International Equity Fund (2 omnibus shareholders)	100%
Socially Responsible Fund (1 omnibus shareholder)	100%

7.	Tax Information.

No provision for Federal income taxes is required because each Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distributes to shareholders all of its taxable income and gains. Federal income tax regulations differ from accounting principles generally accepted in the United States of America; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The federal tax cost, unrealized appreciation and depreciation at December 31, 2011 for each Fund are as follows (excluding TBA sales commitments):

Fund	Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Equity Fund	$174,904,626	$12,454,042	$(4,182,379)	$8,271,663
Balanced Fund	148,542,958	6,868,028	(4,320,913)	2,547,115
Income Fund	94,538,723	4,014,778	(6,414,105)	(2,399,327)
Small Cap Growth Fund	33,112,927	4,742,374	(1,259,287)	3,483,087
International Equity Fund	57,822,865	3,753,687	(8,660,709)	(4,907,022)
Socially Responsible Fund	38,830,541	9,963,453	(1,593,101)	8,370,352

The differences between book and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales on all Funds.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2011

The Funds intend to retain realized gains to the extent of available capital loss carryforwards. At December 31, 2011, the following Funds had available for Federal income tax purposes unused capital losses as follows:

	Expiring December 31,
Fund	2016	2017	2018
Equity Fund	$52,093,154	$76,212,202	$—
Balanced Fund	14,046,812	12,404,279	—
Small Cap Growth Fund	6,212,087	3,386,074	—
International Equity Fund	4,489,974	4,827,194	387,494
Socially Responsible Fund	—	18,956,338	—

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under those new provisions are as follows:

Fund	Short-Term Loss	Long-Term Loss	Total
International Equity Fund	$1,109,861	$902,021	$2,011,882

During the year ended December 31, 2011, the Equity Fund, Balanced Fund, Small Cap Growth Fund, and Socially Responsible Fund utilized capital loss carryforwards of $7,183,196, $3,869,850, $5,791,580 and $3,648,706, respectively, to offset capital gains.

The tax character of distributions declared during the years ended December 31, 2011 and 2010 were as follows:

Fund	2011 Ordinary Income	2011 Capital Gains	2010 Ordinary Income	2010 Capital Gains
Equity Fund	$2,635,190	$—	$1,624,648	$—
Balanced Fund	4,429,078	—	3,379,097	—
Income Fund	5,524,515	875,471	5,466,869	—
International Equity Fund	670,255	—	522,270	—
Socially Responsible Fund	388,855	—	553,977	—

At December 31, 2011, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Equity Fund	Balanced Fund	Income Fund	Small Cap Growth Fund	International Equity Fund	Socially Responsible Fund
Undistributed ordinary income	$11,498	$5,214,234	$2,465,335	$—	$345,912	$415,713
Capital loss carryforwards	(128,305,356)	(26,451,091)	—	(9,598,161)	(11,716,544)	(18,956,338)
Unrealized appreciation/(depreciation)	8,271,663	2,547,115	(2,407,252)	3,483,087	(4,893,715)	8,370,352
Other Temporary Differences	1	15	2	—	(3)	—
Total distributable earnings/(accumulated losses)	$(120,022,194)	$(18,689,727)	$58,085	$(6,115,074)	$(16,264,350)	$(10,170,273)

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2011

8.	Reclassifications.

Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. The reclassifications primarily include: foreign currency capital gain/ (loss) to ordinary income, recharacterization of distributions, PFIC capital gain to ordinary income, partnership income, short-term capital gain distributions from underlying funds and the write off of net operating loss to paid-in-capital. These reclassifications have no effect on net assets or net asset values per share. As of December 31, 2011, the reclassifications were as follows:

Fund	Decrease Paid-in Capital	Increase/(Decrease) Undistributed Investment Income	Increase/(Decrease) Net Realized Capital Gains/(Losses)
Income Fund	$—	$126,524	$(126,524)
Small Cap Growth Fund	(407,608)	408,914	(1,306)
International Equity Fund	—	(68,424)	68,424

9.	Indemnifications.

In the normal course of business, the Trust on behalf of the Funds enters into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

10.	Risks.

Credit risk — The Income Fund invests primarily in debt instruments. The issuers’ ability to meet their obligations may be affected by the recent economic developments. In addition, the Income Fund’s investments are subject to credit risk, which is the risk that an issuer will be unable, or will be perceived to be unable, to repay its obligations at maturity. Funds that invest primarily in high quality securities generally are subject to less credit risk than funds that invest in lower quality securities. Certain securities are backed by credit enhancements from various financial institutions and financial guarantee assurance agencies. These credit enhancements reinforce the credit quality of the individual securities; however, if any of the financial institutions or financial guarantee assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if the Income Fund concentrates its credit enhancements in any one financial institution, the risk of credit quality deterioration increases. The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. The Income Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Since the Balanced Fund invests in the Income Fund, the Balanced Fund is indirectly subject to these risks.

Counterparty credit risk — Counterparty credit risk is the risk that a counterparty to a financial instrument will fail on a commitment that it has entered into with the Funds. The Funds’ sub-advisers seek to minimize counterparty credit risk by monitoring the creditworthiness of each counterparty on an ongoing basis.

Foreign security risk — The Income and International Equity Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. The market values of the Income and International Equity Funds’ investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2011

of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Also, the ability of the issuers of debt securities held by the Income Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region. Since the Balanced Fund invests in the Income Fund, the Balanced Fund is indirectly subject to these risks.

11.	Contingencies.

The Equity Fund and Socially Responsible Fund were named as defendants and putative members of a proposed defendant class of shareholders in a lawsuit filed on December 7, 2010, in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The lawsuit was brought by the Official Committee of Unsecured Creditors of the Tribune Company and relates to a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007. The putative defendant class is comprised of beneficial owners of shares of Tribune Company who meet certain jurisdictional requirements and received proceeds of the leveraged buyout. The plaintiffs seek to recover those proceeds, together with interest and attorneys’ fees and expenses, as constructively fraudulent transfers under various state laws. The Adviser does not expect the Funds to be materially impacted by the lawsuit.

12.	New Accounting Pronouncement.

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

13.	Subsequent Event Evaluation.

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements, except as follows:

On January 23, 2012, the Trust entered into a securities lending agreement with the Custodian as lending agent authorizing all Funds except for the Balanced Fund to engage in securities lending and to invest cash collateral received in shares of the Custodian’s affiliated registered investment company.

Wilshire Variable Insurance Trust Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Wilshire Variable Insurance Trust and Shareholders of Equity Fund, Balanced Fund, Income Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Fund, Balanced Fund, Income Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund (six series of Wilshire Variable Insurance Trust, hereafter referred to as the “Funds”) at December 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2012

Wilshire Variable Insurance Trust Additional Fund Information

A listing of the Trustees and Officers of the Trust, their ages and their principal occupations for the past five years is presented below. The address of each Trustee and Officer is 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401.

Name and Age	Position Held With The Trust	Term Of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Lawrence E. Davanzo, 59(2)	Trustee	Since 2005	President, Wilshire Associates Incorporated, October 2007-Present; Senior Managing Director, October 2004-October 2007, Wilshire Associates Incorporated; President, 2005-2010, Wilshire Mutual Funds, Inc. and Wilshire Variable Insurance Trust; Managing Director, August 2004-October 2004, Guggenheim Partners, independent investor, August 2001-August 2004.	15	Wilshire Mutual Funds, Inc. (6 Funds); Wilshire Associates Incorporated
NON-INTERESTED TRUSTEES
Margaret M. Cannella, 60	Trustee	Since 2011	Adjunct Professor, Columbia Business School. Formerly, Managing Director, Head, Global Credit Research and Corporate Strategy, JPMorgan Securities, Inc. and Managing Director, Head US Corporate Research, JP Morgan Securities, Inc.	15
Wilshire Mutual Funds, Inc. (6 Funds); Schroder Series Trust; Schroder Global Series Trust; Schroder Capital Funds (Delaware); CHF Finance International (for profit joint venture of the World Bank and CHF); Advanced Pierre Foods; Princeton-in-Asia

Roger A. Formisano, 63	Trustee	Since 2002	Vice President, University Medical Foundation, 2006- Present; formerly Director, The Center for Leadership and Applied Business, UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC	15	Integrity Mutual Insurance Company, Wilshire Mutual Funds, Inc. (6 Funds)

Edward Gubman, 60	Trustee	Since 2011	Founder and Principal, Strategic Talent Solutions	9	N/A

Richard A. Holt, 70	Trustee	Since 1998	Retired; formerly Senior Relationship Manager, Scudder Insurance Asset Management.	15	Wilshire Mutual Funds, Inc. (6 Funds)

Suanne K. Luhn, 57	Trustee	Since 2008	Retired; formerly Chief Compliance Officer, Bahl & Gaynor (investment adviser) (1990 to 2006)	15	Wilshire Mutual Funds, Inc. (6 Funds)

Harriet A. Russell, 70	Trustee	Since 1996; Trustee of the Predecessor Funds from 1974 to 1983 and 1992-1996	President, Greater Cincinnati Credit Union; formerly Vice President, Cincinnati Board of Education; formerly teacher, Walnut Hills High School.	15	Greater Cincinnati Credit Union Board; Wilshire Mutual Funds, Inc. (6 Funds)

George J. Zock, 61	Trustee, Chairman of the Board	Since 1996; Trustee of Predecessor Funds from 1995 to 1996	Independent Consultant; Consultant, Horace Mann Service Corporation (2004 to 2005); Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation (1997 to 2003).	15	Wilshire Mutual Funds, Inc. (6 Funds)

Wilshire Variable Insurance Trust Additional Fund Information - (Continued)

Name and Age	Position Held With The Trust	Term Of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee
OFFICERS
Jamie B. Ohl, 46	President	Since 2010
President, Wilshire Funds Management, since 2011; Chief Operating Officer and Managing Director, Wilshire Funds Management 2010 - 2011; Senior Vice President and Director of the Retirement Plans Group, Hartford Life Insurance Co. from 2006-2010.
				N/A	N/A

Aaron W.L. Eubanks, 49	Chief Compliance Officer	Since 2009	Chief Compliance Officer and Managing Director, Wilshire Associates, Incorporated (since 2009). Chief Operating Officer and Chief Compliance Officer, Provident Investment Counsel (1992-2009)	N/A	N/A

Reena S. Lalji, 40	Secretary	Since 2009	Managing Director and General Counsel, Wilshire Associates Incorporated (Since 2009); Senior Counsel, Royal Bank of Canada (2003-2008)	N/A	N/A

James E. St. Aubin, 34	Vice President	Since 2009	Senior Portfolio Manager in Wilshire's Funds Management Group. 2004-2008, Senior Consultant at Ibbotson Associates-a division Morningstar Inc.	N/A	N/A

Helen Thompson, 44	Vice President	Since 2008
Managing Director, Wilshire Associates Incorporated. (since 2003); Associate Director, First Quadrant, L.P. (2001 to 2003); Chief Investment Accountant, Financial Controller, Company Secretary, Associate Director, Compliance Officer (1996 to 2003), First Quadrant Limited
				N/A	N/A

Michael Wauters, 46	Treasurer	Since 2009	Controller, Wilshire Associates Incorporated (since 2009); Assistant Vice President- Financial Operations, Pacific Life Insurance Company (2000-2009)	N/A	N/A

Victor Zhang, 39	Vice President	Since 2009
Head of Portfolio Management, Member of Wilshire Funds Management Investment Committee, Wilshire Associates Incorporated, January 2006 to Present; Director of Investments, Harris myCFO LLC, 2001 to 2006.
				N/A	N/A

Nathan Palmer, 36	Vice President	Since 2011
Vice President, Wilshire Funds Management (since 2011); Senior Investment Management Associate, Convergent Wealth Advisors (2009-2010); Director Public Markets, Investment Office, California Institute of Technology (2008-2009). Treasury Manager, Retirement Investments, Intel Corporation (2004-2008)
				N/A	N/A

(1)
Each Trustee serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal (as provided in the Trust’s Declaration of Trust) or retirement which takes effect no later than the May 1 following his or her 70th birthday. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.

(2)	Mr. Davanzo is an interested person because of his position with the Trust’s investment adviser, Wilshire Associates Incorporated.

The Trust’s Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, upon request, by calling 1-888-200-6796.

Wilshire Variable Insurance Trust Additional Fund Information

Information on Proxy Voting

The Securities and Exchange Commission (“SEC”) has adopted the requirement that all funds file their complete proxy voting records with the SEC on an annual basis on Form N-PX. Such filing, for the 12-month period ended June 30, must be made no later than August 31 of each year.

A description of policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the most recent 12-month period ended June 30 is available at no charge, upon request by calling 1-888-200-6796, or on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of period. The Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Householding Policy

In order to reduce printing and mailing expenses, only one copy of each prospectus, annual and semi-annual report will be sent to all related accounts at a common address, unless you have indicated otherwise on your Account Application. Contract Owners may revoke their consent to householding at any time by calling 1-800-999-1030. Upon receipt of a Contract Owner’s revocation, the Trust will begin mailing individual copies of the above-referenced documents to the Contract Owner’s attention within 30 days.

Wilshire Variable Insurance Trust Board Approval of Advisory and Subadvisory Agreements

During the six months ended December 31, 2011, the Board of Trustees (the “Board”) of Wilshire Variable Insurance Trust (the “Trust”) approved the renewal for an additional one-year term of the Trust’s advisory agreement (the “Advisory Agreement”) with Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) on behalf of the Equity Fund, Socially Responsible Fund, Small Cap Growth Fund, Income Fund, International Equity Fund and Balanced Fund (the “Funds”). The Board also approved the subadvisory agreements between Wilshire and each of the following subadvisers: Cornerstone Capital Management, Inc. (“Cornerstone”) (Equity Fund), Los Angeles Capital Management and Equity Research, Inc. (“LA Capital”) (Small Cap Growth Fund), Ranger Investment Management L.P. (“Ranger”) (Small Cap Growth Fund) and Systematic Financial Management L.P. (“Systematic”) (Equity Fund). In addition, the Board approved the renewal for additional one-year terms of Wilshire’s subadvisory agreements with each of the following subadvisers: ClearBridge Advisors, LLC (“ClearBridge”) (Socially Responsible Fund), Copper Rock Capital Partners, LLC (“Copper Rock”) (Small Cap Growth Fund), Madison Square Investors, LLC (“Madison Square”) (Equity Fund), PanAgora Asset Management, Inc. (“PanAgora”) (International Equity Fund), Thomas White International, Ltd. (“Thomas White”) (International Equity Fund), TWIN Capital Management, Inc. (“TWIN”) (Small Cap Growth Fund), Western Asset Management Company (“Western Asset”) (Income Fund), Western Asset Management Company Limited (“Western Asset Limited”) (Income Fund) and Victory Capital Management Inc. (“Victory”) (Equity Fund). In the following text, the subadvisers are referred to as “Subadvisers” and the subadvisory agreements between Wilshire and each Subadviser are referred to as “Subadvisory Agreements.”

The information in this summary outlines the Board’s considerations associated with its approval of the Advisory Agreement and each of the Subadvisory Agreements. In connection with its deliberations regarding the continuation or approval of these relationships, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, extent and quality of the services performed or to be performed by Wilshire and the Subadvisers under the existing or proposed advisory arrangements; with respect to Wilshire, comparative fees and expense ratios; the profits to be realized by Wilshire and the Subadvisers; the extent to which Wilshire and the Subadvisers realize or would realize economies of scale as a Fund grows; and whether any fall-out benefits are being or will be realized by Wilshire and the Subadvisers. In considering these matters, the Board was advised with respect to relevant legal standards by independent counsel. In addition, the Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940 (the “Independent Trustees”) discussed the renewal of the Advisory Agreement with management and in private sessions with counsel at which no representatives of Wilshire were present and discussed the approval of the Subadvisory Agreements with management and in private sessions with counsel at which no representatives of the Subadvisers were present.

As required by the Investment Company Act of 1940, each approval was confirmed by the separate vote of the Independent Trustees. In deciding to approve the Advisory Agreement and each Subadvisory Agreement, the Board did not identify any single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Information Requested and Received

The Board, including all the Independent Trustees, considered the approval of the Subadvisory Agreements pursuant to a process that concluded at the Board’s August 26, 2011 meeting and the renewal of the Advisory Agreement pursuant to a process that concluded at the Board’s December 2, 2011 meeting, in each case following an extensive process. At the direction of the Independent Trustees, counsel to the Trust and the Independent Trustees sent memoranda to the Adviser requesting information regarding the Advisory and Subadvisory Agreements to be provided to the Trustees in advance of a meeting of the Contract Review Committee (which is comprised of all the Independent Trustees) held on August 25, 2011 and December 1, 2011, respectively.

In response to the requests for information, the Trustees received information from the Adviser as to each of the Funds describing: (i) the nature, extent and quality of services provided; (ii) the investment performance of each Fund as provided by Wilshire based upon data gathered from the Morningstar Direct database (“Morningstar”), along with the comparison to its benchmark index; (iii) the costs of services provided and estimated profits realized by the Adviser; (iv) the extent to which economies of scale are realized as a Fund grows; (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders; (vi) comparisons of services rendered and amounts paid by other registered investment companies as provided by Wilshire based upon data gathered from Morningstar, and (vii) benefits realized by the Adviser from its relationship with each Fund. The Trustees received information from the Adviser regarding the factors underlying its recommendations to approve each Subadvisory Agreement. The Trustees also received information from each Subadviser as to each Fund it managed or would manage describing: (i) the nature, extent and quality of services provided or to be provided; (ii) for current Subadvisers, the investment performance of the Subadviser in connection with the Fund and for

Wilshire Variable Insurance Trust Board Approval of Advisory and Subadvisory Agreements (Continued)

new Subadvisers, the investment performance of another fund in the Wilshire complex managed by the Subadviser that is similar to the Fund; (iii) the financial condition of the Subadviser; (iv) the extent to which economies of scale are realized as a Fund grows; (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders; (vi) where applicable, comparisons of services rendered and amounts paid by other registered investment companies and any comparable advisory clients; and (vii) benefits realized or to be realized by the Subadviser from its relationship with the Fund. At each meeting, the Independent Trustees also received a memorandum from counsel describing their duties in connection with contract approvals, and they were assisted in their review by independent legal counsel.

Prior to consideration by the Board, the Contract Review Committee met on August 25, 2011 and December 1, 2011, respectively, to discuss the information provided. As a part of its evaluation it considered the assessment of performance made by the Investment Committee (which is comprised solely of Independent Trustees), which also met on August 25, 2011 and December 1, 2011, respectively, to review data Wilshire had prepared on performance and data on the Subadviser’s performance. Based upon its evaluation of all materials provided, the Contract Review Committee concluded that it was in the best interests of each Fund to approve the Advisory Agreement and each Subadvisory Agreement and recommended to the Board that the Advisory Agreement and each Subadvisory Agreement be approved. At its meeting on August 26, 2011 and December 2, 2011, as applicable, the Board considered the recommendation of the Contract Review Committee along with the other factors that the Board deemed relevant.

Nature, Extent and Quality of Services – Wilshire

With respect to the nature, extent and quality of services provided by the Adviser, the Board reviewed the functions performed by the Adviser, noting that the Adviser performs administrative functions on behalf of the Funds and engages and oversees subadvisers to manage the assets of the Funds, except for the Balanced Fund, which has a fund-of-funds structure whereby it invests in shares of certain funds advised by Wilshire. The Board considered the experience and skills of the senior management leading Fund operations, the experience and skills of the personnel performing the functions under the Advisory Agreement and the resources made available to such personnel. The Board also considered the compliance program established by the Adviser and the level of compliance maintained for the Funds. The Board concluded that appropriate resources were being provided under the agreement to administer the Trust’s affairs. The Board reviewed the processes used by the Adviser to select, monitor and replace subadvisers. The Board concluded that the Adviser was successful in negotiating favorable subadvisory agreements on behalf of the subadvised Funds. The Board concluded that the Adviser had a robust system in place for selecting, monitoring and terminating subadvisers, which system appeared to be reasonable. The Board also reviewed the Adviser’s financial condition, and considered the financial support provided by the Adviser to the Small Cap Growth Fund and the International Equity Fund through voluntary advisory fee waivers. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Adviser to each Fund support renewal of the contract.

The Board reviewed information on the performance of each Fund for the annualized one-, three-, five- and ten-year periods ended September 30, 2011, as applicable, along with the performance information of a peer group of funds determined by Wilshire based upon the Morningstar database for the same periods and in comparison to its benchmark. For the Equity Fund and Balanced Fund, the Board noted that the Funds underperformed their respective peer groups and benchmarks for the annualized one-, three-, five- and ten-year periods ended September 30, 2011. However, the Board took into consideration the steps taken by the Adviser to address performance issues by engaging new subadvisers for the Equity Fund and by restructuring the Wilshire Large Cap Core Plus Fund in which the Funds invest, effective October 3, 2011, as well as the improved one-year performance. For the Small Cap Growth Fund, the Board noted that although the Fund underperformed its peer group and benchmark for the three-, five- and ten-year periods ended September 30, 2011, the Fund outperformed its benchmark and the median of its peer group for the one-year period ended September 30, 2011. The Board also took into consideration the steps taken by the Adviser to address performance issues by engaging new subadvisers for the Fund, effective October 3, 2011. For the Socially Responsible Fund, the Board noted that the Fund underperformed its peer group and benchmark for the one-, three-, five- and ten-year periods ended September 30, 2011, but took into consideration the factors that caused the longer-term underperformance and the Adviser’s commitment to monitor the subadviser’s performance along with more recent improved performance. For the International Equity Fund, the Board noted that, although the Fund underperformed its benchmark for the one-, three- five- and ten-year periods ended September 30, 2011, performance had been competitive to its peer group for the one- and three-year periods ended September 30, 2011. For the Income Fund, the Board noted that the Fund outperformed its peer group for the one-, three-, five- and ten-year periods ended September 30, 2011 and its benchmark for the three-year period. Based upon the above, the Board determined for each Fund that either performance was satisfactory or that the Adviser was taking appropriate steps to improve performance.

Wilshire Variable Insurance Trust Board Approval of Advisory and Subadvisory Agreements (Continued)

Advisory Fees

The Board reviewed each Fund’s advisory fee and total expense ratio and reviewed information comparing the advisory fee and total expense ratio to those of the peer group of funds. The Board noted that although the Small Cap Growth Fund and Socially Responsible Fund have high contractual advisory fees in comparison to their respective peer groups, the advisory fee charged to each Fund is primarily driven by the subadvisory fees paid, which the Board concluded were at competitive levels. The Board determined that the contractual advisory fees for the Income Fund and the International Equity Fund were competitive. For each of the Equity Fund and Balanced Fund, the Board determined that the effective advisory fee was below the median of their respective peer groups. The Board noted that pursuant to the Trust’s current arrangement with the Adviser, the Adviser voluntarily waives a portion of its advisory fees with respect to the Small Cap Growth Fund and the International Equity Fund. As to total expenses, the Board noted that total expenses are influenced by the small size of the complex. The Board received information regarding fees charged by the Adviser to other registered investment companies advised by the Adviser and similar to certain Funds and determined such fees were comparable to those of the applicable funds. The Board concluded that the advisory fee for each Fund was reasonable and appropriate in amount.

Profitability to Wilshire and Economies of Scale

With respect to the profitability of the Advisory Agreement, the Board primarily considered the fee structure of the Advisory Agreement, including the costs of the services provided and the profits realized by the Adviser from its relationship with the Funds. The Board concluded that the profits realized by the Adviser were reasonable in comparison with the costs of providing investment advisory services to the Funds. In addition, the Board considered the extent to which economies of scale are realized as the Funds grow and whether fee levels reasonably reflect economies of scale for the benefit of shareholders. The Board reviewed each Fund’s asset size, each Fund’s expense ratio, the advisory fee waivers currently in place and whether the investment process produced economies of scale. The Board noted that the advisory fee for all Funds other than the Small Cap Growth Fund currently includes a breakpoint and that the Adviser had proposed a breakpoint to the advisory fee for the Small Cap Growth Fund. The Board concluded that each Fund’s advisory fee reasonably reflected appropriate recognition of any economies of scale.

Fall-Out Benefits – Wilshire

The Board considered the nature and amount of any benefits derived by the Adviser from its relationship with the Funds. The Board determined that the advisory fees were reasonable in light of these fall-out benefits.

Nature, Extent and Quality of Services – Subadvisers

As to each Subadvisory Agreement, the Board considered the nature, extent and quality of services provided or to be provided. The Board considered the reputation, qualifications and background of the Subadviser, investment approach of the Subadviser, the experience and skills of investment personnel responsible or to be responsible for the day-to-day management of each Fund, and the resources made available to such personnel. The Board also considered the Subadviser’s compliance with investment policies and general legal compliance. In addition, the Board considered the analysis provided under the Adviser’s oversight program, which concluded that each Subadviser was providing or would provide reasonable services and recommended that each Subadvisory Agreement for each Fund be approved.

The Board considered that, with respect to the Subadvisory Agreements with Cornerstone and Systematic for the Equity Fund and LA Capital and Ranger for the Small Cap Growth Fund, the Subadvisers manage similar strategies to the Funds and considered each Subadviser’s experience in managing other funds in the Wilshire complex. The Board noted that Cornerstone and Systematic had met or exceeded acceptable levels of performance with respect to such other funds. The Board also noted that LA Capital and Ranger had outperformed for the year-to-date period ended June 30, 2011 and the one-year period ended June 30, 2011, respectively, with respect to such other Wilshire funds.

The Board reviewed information comparing each current Subadviser’s gross investment performance to a relevant benchmark. Based upon all relevant factors, the Board concluded that the investment performance of PanAgora and Thomas White, with respect to the International Equity Fund, met or exceeded acceptable levels of investment performance and, therefore, was satisfactory. The Board noted that although Madison Square, with respect to the Equity Fund, underperformed for the annualized one- and three-year periods ended June 30, 2011, outperformance for the year-to-date period ended June 30, 2011 resulted in a conclusion that performance was satisfactory. Based on Wilshire’s recommendations that the Subadvisory Agreement with Madison Square be renewed while Wilshire restructures the Equity Fund, the Board determined to approve

Wilshire Variable Insurance Trust Board Approval of Advisory and Subadvisory Agreements (Continued)

continuation of such Subadvisory Agreement. The Board also noted that although ClearBridge had underperformed for the annualized one- and three-year periods ended June 30, 2011, it was appropriate to approve the continuation of ClearBridge’s Subadvisory Agreement given the Adviser’s recommendation of approval and its commitment to monitor ClearBridge’s performance. The Board determined that, although TWIN underperformed for the year-to-date period ended June 30, 2011, it was appropriate to approve continuation of TWIN’s Subadvisory Agreement, based on the Adviser’s recommendation for approval while the Adviser restructures the Small Cap Growth Fund. The Board concluded that Western Asset and Western Asset Limited’s performance with respect to the Income Fund met or exceeded acceptable levels of investment performance and, therefore, was satisfactory. The Board noted that although Copper Rock, with respect to the Small Cap Growth Fund, underperformed for the annualized three-year period ended June 30, 2011, outperformance for the annualized one-year and year-to-date periods ended June 30, 2011 resulted in a conclusion that performance was satisfactory. Based on Wilshire’s recommendation that the Subadvisory Agreement with Copper Rock be renewed while Wilshire restructures the Small Cap Growth Fund, the Board determined to approve continuation of such Subadvisory Agreement. The Board also determined that, although Victory underperformed with respect to the Equity Fund for the annualized one-year period ended June 30, 2011, it was appropriate to approve the continuation of Victory’s Subadvisory Agreement given the Adviser’s recommendation of approval while the Adviser restructures the Equity Fund.

Subadvisory Fees

The Board considered each Fund’s subadvisory fees. The Board evaluated the competitiveness of the subadvisory fees based upon data supplied by each Subadviser about the fees charged to other clients. The Board also considered that the subadvisory fee rates were negotiated at arm’s length between the Adviser and each Subadviser, that the Adviser compensates the Subadviser from its fees, and that the aggregate advisory fee was deemed reasonable by the Board.

With respect to ClearBridge and PanAgora, the Board also considered that the Subadvisers had agreed to a reduction in their subadvisory fee rates for the Socially Responsible Fund and the International Equity Fund, respectively.

For the Subadvisers that reported fees for “Other Clients” with comparable investment policies and services, the Board noted that most Subadvisers did not charge higher fees to the Adviser for the Funds than were charged to their Other Clients. For those Subadvisers where the fees charged to the Adviser were higher than that charged to Other Clients, the Board determined that the fees charged to the Adviser were competitive.

Based upon all of the above, the Board determined that the subadvisory fees for each Fund were reasonable.

Profitability to the Subadvisers

The Board noted that the Adviser compensates each Subadviser from its own advisory fees and that the fees were negotiated at arm’s length between the Adviser and each Subadviser. In addition, the Board noted that the revenues to the various Subadvisers were or would be limited due to the size of the Funds. The Board took these factors into account in concluding that the subadvisory fees were reasonable.

Economies of Scale – Subadvisers

The Board considered whether there are or may be economies of scale with respect to the subadvisory services provided to each Fund and whether the subadvisory fees reflect such economies of scale through breakpoints in fees. The Board also considered whether the effective subadvisory fee rate for each Fund under the Subadvisory Agreement is reasonable in relation to the asset size of such Fund. The Board concluded that the fee schedule for each Fund reflects an appropriate recognition of any economies of scale.

Fall-Out Benefits – Subadvisers

The Board also considered the character and amount of other incidental benefits received or to be received by each Subadviser. The Board considered each Subadviser’s soft dollar practices, as applicable. The Board concluded that, taking into account the benefits arising from these practices, the fees charged under each Subadvisory Agreement were reasonable.

Conclusion

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement and each Subadvisory Agreement are fair and reasonable and that the approval of the Advisory Agreement and each Subadvisory Agreement are in the best interests of each Fund.

Wilshire Variable Insurance Trust Tax Information

Of the distributions made by the following Funds, the corresponding percentage represents the amount of each distribution which will qualify for the dividends received deduction available to corporate shareholders:

Fund	Percentage
Equity Fund	100.00%
Balanced Fund	9.81%
International Equity Fund	0.00%
Socially Responsible Fund	100.00%

Wilshire Variable Insurance Trust Privacy Statement

At Wilshire Variable Insurance Trust, we appreciate the privacy concerns of our customers. We have established the following policies to maintain the privacy of information you share with us.

Information We Collect

We collect and retain nonpublic personal information about you that may include:

Information we receive on your account applications or other forms such as your name, address, financial information and/or social security number;

Information we receive about your mutual fund transactions, such as purchases, sales, exchanges and account balances; and

Information we collect through the use of Internet “cookies” when you access our website. Cookies are a collection of information stored on the local hard drive of an Internet user, used primarily by web servers to identify previous users and their preferences. A web server cannot find out a user’s name or email address, or anything about the user’s computer using cookies.

Information We May Share

We do not sell any of your nonpublic personal information to third parties. We may share the information we collect with affiliates or with non-affiliated third parties only when those parties are acting on our behalf in servicing your account, or as required by law. These third parties may include:

Administrative service providers who, for example, process transactions for your account, print checks or prepare account statements;

Companies that provide services for us to help market our products to you; and

Governmental or other legal agencies, as required by law.

When information is shared with third parties, they are legally obligated to maintain the confidentiality of the information and to limit their use of it to servicing your account, except as permitted or required by law.

Confidentiality And Security

Within our organization, we restrict access to your nonpublic personal information to authorized employees who need to access such information in order to provide services or products to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

As previously mentioned, we may collect information through the use of Internet “cookies” on our website. In addition, in order to provide you with access to your account via the web, it is necessary for us to collect certain nonpublic personal information such as your name, social security number and account information. Special measures such as data encryption and authentication apply to all nonpublic personal information and communications on our web site.

Applicability

Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be our customer. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should also consult that financial institution’s privacy policies.

The Wilshire Variable Insurance Trust values your business. We understand the importance of maintaining the integrity of your personal information and are committed to keeping your trust. Please contact us at 888-200-6796 if you have any questions concerning our policy.

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Wilshire Variable Insurance Trust Annual Report December 31, 2011

Wilshire Variable Insurance Trust
Equity Fund Balanced Fund Income Fund	Small Cap Growth Fund International Equity Fund Socially Responsible Fund

Board of Trustees
Margaret M. Cannella Lawrence E. Davanzo Roger A. Formisano Edward Gubman Richard A. Holt	Suanne K. Luhn Harriet A. Russell George J. Zock Chairman of the Board

Officers of the Funds
Jamie B. Ohl President	Victor Zhang Vice President
Helen Thompson Vice President	James E. St. Aubin Vice President
Michael Wauters Treasurer	Nathan R. Palmer Vice President
Gaurav Chopra Assistant Treasurer	Reena Lalji Secretary
Aaron Eubanks Chief Compliance Officer

Administrator
SEI Investments Global Funds Services
1 Freedom Valley Drive
Oaks, PA 19456

Transfer Agent
DST Systems, Inc.
333 W. 11th St.
Kansas City, MO 64105

Investment Adviser
Wilshire Associates Incorporated
1299 Ocean Avenue
Santa Monica, CA 90401-1085

Custodian
The Northern Trust Company
50 LaSalle Street
Chicago, IL 90401-1085

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Two Commerce Square
2001 Market Street, Suite 1700
Philadelphia, PA 19103-7042

Investment Subadvisers
Clear Bridge Advisors LLC
620 8th Avenue
New York, NY 10018

Cornerstone Capital Management, Inc.
3600 Minnesota Drive, Suite 70
Edina, MN 55435

Systematic Financial Management, L.P.
300 Frank W. Burr Blvd., 7th Floor
Santa Barbara, CA 93101

Los Angeles Capital Management
and Equity Research, Inc.
11150 Santa Monica Blvd., Suite 200
Los Angeles, CA 90025

PanAgora Asset Management, Inc.
260 Franklin Street, 22nd Floor
Boston, MA 02110

Thomas White International, Ltd.
440 South LaSalle Street, Suite 3900
Chicago, IL 60605

Ranger Investment Management, L.P.
300 Crescent Court, Suite 1100
Dallas, TX 75201

Western Asset Management Company
117 E. Colorado Blvd., Suite 600
Pasadena, CA 91105

Western Asset Management Limited
155 Bishopsgate, London England
EC2M 3XG

Wilshire Associates Incorporated
1299 Ocean Avenue
Santa Monica, CA 90401
1-888-200-6796

WIL-AR-001-0400

ANNUAL REPORT 2015 ETF Fund 2025 ETF Fund 2035 ETF Fund
December 31, 2011

Table of Contents

Shareholder Letter	1
Fund Commentaries	2
Disclosure of Fund Expenses	8
Schedules of Investments	10
Statements of Assets and Liabilities	12
Statements of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to the Financial Statements	19
Report of Independent Registered Public Accounting Firm	24
Board Approval of Advisory Agreement	25
Additional Fund Information	27
Tax Information	30

Shares of the 2015 ETF Fund, 2025 ETF Fund and 2035 ETF Fund are sold only as the underlying investment for variable annuity contracts issued by insurance companies. This report is authorized for use in connection with any offering of a Fund’s shares only if accompanied or preceded by the Fund’s current prospectus.

Shares of the Wilshire Variable Insurance Trust are distributed by SEI Investments Distribution Co.

Dear Wilshire Variable Insurance Trust Shareholder:

We are pleased to present the 2011 Annual Report to shareholders of the Wilshire Variable Insurance Trust (the “Trust”). This report covers the twelve month period (the “Period”) ended December 31, 2011, for the 2015 ETF Fund, the 2025 ETF Fund and the 2035 ETF Fund (the “Funds”).

MARKET ENVIRONMENT

Volatility and uncertainty were defining attributes of 2011 as macroeconomic events weighed on markets worldwide. The Japanese earthquake and tsunami roiled markets in the first quarter, casting substantial doubt on the future of the world’s third largest economy and disrupting global supply chains. Geopolitical unrest in the Middle East exploded with the “Arab Spring”, which played out for the duration of the year with a revolutionary spate of protests across the region. During the second quarter protracted political gridlock in Washington caused a delay in raising the debt ceiling, with an agreement finally coming in the eleventh hour but not until after damage was done. Standard and Poor’s downgraded the U.S.’s debt rating from AAA to AA+ on August 5th, contributing to the largest one-day market move of 2011 on August 8, when the Wilshire 5000 Total Market IndexSM lost $1.0 trillion. The Federal Reserve continued the expansion of its balance sheet by announcing “Operation Twist” in the third quarter, a policy maneuver that involved selling short-term assets and buying long-term assets in an effort to push down long-term interest rates. Lastly, the European debt crisis continued unabated in the fourth quarter, with questions surrounding Greece, Italy, and Portugal’s fiscal futures all hanging in the balance.

Against the backdrop of significant and ongoing macroeconomic uncertainty, markets continued to disregard stock-specific fundamentals. The Wilshire 5000 Total Market Index returned 0.98 percent for the year, heartily outpacing developed and emerging international market equities which fell by -12.1 percent and -18.4 percent, respectively. Performance of most U.S. equity sub-asset class styles closed the year down with the exceptions of large cap value and U.S. real estate, which ended 2011 up 3.7 percent and 9.2 percent, respectively. One of the worst performing equity styles this year was microcap, which closed the year down -13.5 percent. Fixed income investors watched interest rates sink to historic lows as the U.S. 10-year Treasury bond dropped below two percent as global investors shifted towards higher quality assets en masse. Additionally, the U.S. dollar reversed its trend by appreciating against other foreign currencies.

FUND PERFORMANCE REVIEW

Overall, we are pleased with the performance of the Funds, all of which outperformed their respective benchmarks, and believe they are well positioned going into 2012. We are mindful that markets can behave erratically and current trends shift swiftly. You can expect us to continue to work diligently to manage your investments and seek to generate returns commensurate with the Funds’ investment objectives. As always, we appreciate your continued support and confidence.

Sincerely,

Jamie B. Ohl
President

1

Wilshire Variable Insurance Trust 2015 ETF Fund Commentary

2015 ETF FUND*
Average Annual Total Return

One Year Ended 12/31/11	1.56%
Five Years Ended 12/31/11	1.57%
Inception (05/01/06) through 12/31/11	2.33%

S&P TARGET DATE 2015 INDEX(1)
Average Annual Total Return

One Year Ended 12/31/11	1.53%
Five Years Ended 12/31/11	2.25%
Inception (05/01/06) through 12/31/11	3.23%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $10,000 Investment in the
2015 ETF Fund and the S&P Target Date 2015 Index through 12/31/11.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns.

(1)    The S&P Target Date 2015 Index (the “Index”) is designed to measure the performance of an investable asset allocation strategy that meets the investment objectives of an investor with an approximate 2015 target retirement horizon.

*     Since inception, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns would have been lower. For the year ended December 31, 2011, fees totaling 0.11% of average net assets were waived.

2

Wilshire Variable Insurance Trust 2015 ETF Fund Commentary - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of December 31, 2011)

The investment objective of the 2015 ETF Fund (“Fund”) is to provide capital appreciation with current income and maximize total return until its target retirement date. Thereafter, the Fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation. The chart above provides an illustrative allocation among the underlying ETFs, and the actual allocations will vary over time.

On the heels of a positive 2010, equity investors were bullish as 2011 began but turned increasingly defensive as the year wore on. After trading sideways for the first two quarters of 2011, equity markets sold-off in August when the U.S. lost its AAA credit rating, prompting a worldwide retrenchment from risk assets. Markets rallied back in the fourth quarter of 2011 even though the headwinds from uncertainty in the euro zone increased. Despite record profits at U.S. companies, investors generally shifted out of cyclical, economically–sensitive sectors in favor of more defensive and stable areas of the market, particularly well-capitalized large cap companies with strong, recurring revenue streams. Utilities and Consumer Staples were the best performing sectors for the year, returning 18.7 percent and 13.9 percent, respectively, while Financials and Materials performed the worst, falling by -14.7 and -8.9 percent, respectively. For 2011, small capitalization stocks were down -3.4 percent against gains of 1.6 percent for large capitalization stocks. The large value style delivered the best returns for the year, up 3.7 percent, while small value and microcap stocks trailed other styles, down -5.3 percent and –13.5 percent, respectively.

Fixed income securities outperformed equities this year as market tumult made the perceived safety of bonds extremely appealing to investors. The flight to quality caused interest rates to continue their decline in 2011, with the 10-year Treasury bond falling to under two percent. Despite S&P’s downgrade of the U.S.’s credit rating, U.S. Long-Term Treasuries were the strongest performer within fixed income by a wide margin, retuning 33.8 percent as frightened investors flocked to safe havens. Spread sectors did not fare as well in 2011 as investors de-risked their portfolios, with lower-quality bonds broadly underperforming developed-market, government-related, and higher-quality credits for the year.

The Fund returned 1.56% for the year ended December 31, 2011, modestly outperforming the custom benchmark return of 1.53%. The Fund’s performance benefited from its overweight to inflation-protected securities relative to the benchmark. Investors’ objectives of seeking current income and capital appreciation are balanced in the Fund’s portfolio, which maintained approximately 43% of its assets in high credit quality intermediate-term and short-term fixed income investments, while investing the remaining 57% in diversified domestic and international equities.

*	Based on percent of Fund’s total investments in securities, at value.

3

Wilshire Variable Insurance Trust 2025 ETF Fund Commentary

2025 ETF FUND*
Average Annual Total Return

One Year Ended 12/31/11	0.26%
Five Years Ended 12/31/11	0.28%
Inception (05/01/06) through 12/31/11	1.28%

S&P TARGET DATE 2025 INDEX(1)
Average Annual Total Return

One Year Ended 12/31/11	(0.28)%
Five Years Ended 12/31/11	1.31%
Inception (05/01/06) through 12/31/11	2.49%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $10,000 Investment in the
2025 ETF Fund and the S&P Target Date 2025 Index through 12/31/11.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns.

(1)    The S&P Target Date 2025 Index (the “Index”) is designed to measure the performance of an investable asset allocation strategy that meets the investment objectives of an investor with an approximate 2025 target retirement horizon.

*     Since inception, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns would have been lower. For the year ended December 31, 2011, fees totaling 0.12% of average net assets were waived.

4

Wilshire Variable Insurance Trust 2025 ETF Fund Commentary - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of December 31, 2011)

The investment objective of the 2025 ETF Fund (“Fund”) is to provide capital appreciation with current income and maximize total return until its target retirement date. Thereafter, the Fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation. The chart above provides an illustrative allocation among the underlying ETFs, and the actual allocations will vary over time.

On the heels of a positive 2010, equity investors were bullish as 2011 began but turned increasingly defensive as the year wore on. After trading sideways for the first two quarters of 2011, equity markets sold-off in August when the U.S. lost its AAA credit rating, prompting a worldwide retrenchment from risk assets. Markets rallied back in the fourth quarter of 2011 even though the headwinds from uncertainty in the euro zone increased. Despite record profits at U.S. companies, investors generally shifted out of cyclical, economically–sensitive sectors in favor of more defensive and stable areas of the market, particularly well-capitalized large cap companies with strong, recurring revenue streams. Utilities and Consumer Staples were the best performing sectors for the year, returning 18.7 percent and 13.9 percent, respectively, while Financials and Materials performed the worst, falling by -14.7 and -8.9 percent, respectively. For 2011, small capitalization stocks were down -3.4 percent against gains of 1.6 percent for large capitalization stocks. The large value style delivered the best returns for the year, up 3.7 percent, while small value and microcap stocks trailed other styles, down -5.3 percent and -13.5 percent, respectively.

Fixed income securities outperformed equities this year as market tumult made the perceived safety of bonds extremely appealing to investors. The flight to quality caused interest rates to continue their decline in 2011, with the 10-year Treasury bond falling to under two percent. Despite S&P’s downgrade of the U.S.’s credit rating, U.S. Long-Term Treasuries were the strongest performer within fixed income by a wide margin, retuning 33.8 percent as frightened investors flocked to safe havens. Spread sectors did not fare as well in 2011 as investors de-risked their portfolios, with lower-quality bonds broadly underperforming developed-market, government-related, and higher-quality credits for the year.

The Fund returned 0.26% for the year ended December 31, 2011, outperforming the custom benchmark return of -0.28%. The Fund benefited from its overweight to fixed income. Investors’ objectives of seeking capital appreciation and current income are balanced in the Fund’s portfolio, which maintained approximately 63% in diversified domestic and international equities, while investing the remaining 37% of its assets in high credit quality intermediate-term and short-term bond investments.

*	Based on percent of Fund’s total investments in securities, at value.

5

Wilshire Variable Insurance Trust 2035 ETF Fund Commentary

2035 ETF FUND*
Average Annual Total Return

One Year Ended 12/31/11	(1.68)%
Five Years Ended 12/31/11	(1.26)%
Inception (05/01/06) through 12/31/11	(0.14)%

S&P TARGET DATE 2035 INDEX(1)
Average Annual Total Return

One Year Ended 12/31/11	(1.71)%
Five Years Ended 12/31/11	0.33%
Inception (05/01/06) through 12/31/11	1.73%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $10,000 Investment in the
2035 ETF Fund and the S&P Target Date 2035 Index through 12/31/11.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns.

(1)    The S&P Target Date 2035 Index (the “Index”) is designed to measure the performance of an investable asset allocation strategy that meets the investment objectives of an investor with an approximate 2035 target retirement horizon.

*     Since inception, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns would have been lower. For the year ended December 31, 2011, fees totaling 0.12% of average net assets were waived.

6

Wilshire Variable Insurance Trust 2035 ETF Fund Commentary - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of December 31, 2011)

The investment objective of the 2035 ETF Fund (“Fund”) is to provide capital appreciation with current income and maximize total return until its target retirement date. Thereafter, the Fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation. The chart above provides an illustrative allocation among the underlying ETFs, and the actual allocations will vary over time.

On the heels of a positive 2010, equity investors were bullish as 2011 began but turned increasingly defensive as the year wore on. After trading sideways for the first two quarters of 2011, equity markets sold-off in August when the U.S. lost its AAA credit rating, prompting a worldwide retrenchment from risk assets. Markets rallied back in the fourth quarter of 2011 even though the headwinds from uncertainty in the euro zone increased. Despite record profits at U.S. companies, investors generally shifted out of cyclical, economically–sensitive sectors in favor of more defensive and stable areas of the market, particularly well-capitalized large cap companies with strong, recurring revenue streams. Utilities and Consumer Staples were the best performing sectors for the year, returning 18.7 percent and 13.9 percent, respectively, while Financials and Materials performed the worst, falling by -14.7 and -8.9 percent, respectively. For 2011, small capitalization stocks were down -3.4 percent against gains of 1.6 percent for large capitalization stocks. The large value style delivered the best returns for the year, up 3.7 percent, while small value and microcap stocks trailed other styles, down -5.3 percent and –13.5 percent, respectively.

Fixed income securities outperformed equities this year as market tumult made the perceived safety of bonds extremely appealing to investors. The flight to quality caused interest rates to continue their decline in 2011, with the 10-year Treasury bond falling to under two percent. Despite S&P’s downgrade of the U.S.’s credit rating, U.S. Long-Term Treasuries were the strongest performer within fixed income by a wide margin, retuning 33.8 percent as frightened investors flocked to safe havens. Spread sectors did not fare as well in 2011 as investors de-risked their portfolios, with lower-quality bonds broadly underperforming developed-market, government-related, and higher-quality credits for the year.

The Fund returned -1.68% for the year ended December 31, 2011, outperforming the custom benchmark return of -1.71%. The Fund benefited from its overweight to fixed income relative to its benchmark. Investors’ objectives of seeking capital appreciation and current income are balanced in the Fund’s portfolio, which maintained approximately 72% in diversified domestic and international equities, while investing the remaining 28% of its assets in high credit quality intermediate-term and short-term bond investments.

*	Based on percent of Fund’s total investments in securities, at value.

7

Wilshire Variable Insurance Trust Disclosure of Fund Expenses For the Six Months Ended December 31, 2011 (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for investment advisory, administrative services, distribution and/or shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Wilshire Variable Insurance Trust has no such charges or fees, but they may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.

8

Wilshire Variable Insurance Trust Disclosure of Fund Expenses - (Continued) For the Six Months Ended December 31, 2011 (Unaudited)

	Beginning Account Value 07/01/11	Ending Account Value 12/31/11	Expense Ratio(1)(2)	Expenses Paid During Period 07/01/11-12/31/11(3)(4)
2015 ETF Fund
Actual Fund Return	$1,000.00	$964.40	0.60%	$2.97
Hypothetical 5% Return	$1,000.00	$1,022.18	0.60%	$3.06

2025 ETF Fund
Actual Fund Return	$1,000.00	$952.60	0.60%	$2.95
Hypothetical 5% Return	$1,000.00	$1,022.18	0.60%	$3.06

2035 ETF Fund
Actual Fund Return	$1,000.00	$936.20	0.60%	$2.93
Hypothetical 5% Return	$1,000.00	$1,022.18	0.60%	$3.06

(1)	The expense ratio does not include the expenses of the underlying ETFs.
(2)	Annualized, based on the Fund’s expenses for the most recent fiscal half-year.
(3)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period, then divided by 365.
(4)	Expenses shown do not include annuity contract fees.

9

Wilshire Variable Insurance Trust Schedules of Investments December 31, 2011

2015 ETF Fund
Shares		Value

EXCHANGE-TRADED FUNDS — 98.2%
51,369	iShares Barclays TIPS Bond Fund	$5,994,248
30,050	Market Vectors Emerging Markets Local Currency Bond ETF	736,525
6,680	SPDR Barclays Capital High Yield Bond ETF	256,846
16,906	SPDR Barclays Capital International Treasury Bond ETF	994,580
12,070	Vanguard Global ex-U.S. Real Estate ETF	492,939
106,260	Vanguard MSCI EAFE ETF	3,254,744
26,046	Vanguard MSCI Emerging Markets ETF	995,218
9,216	Vanguard REIT ETF	534,528
131,800	Vanguard S&P 500 ETF	7,571,910
9,180	Vanguard Short-Term Bond ETF	742,111
6,767	Vanguard Small-Cap Growth ETF	516,999
20,489	Vanguard Small-Cap Value ETF	1,284,046
20,830	Vanguard Total Bond Market ETF	1,740,138

Total Exchange-Traded Funds
(Cost $25,049,185)		25,114,832

SHORT-TERM INVESTMENT — 2.0%
507,798	Northern Trust Institutional Government Select Portfolio, 0.01%(a) (Cost $507,798)	507,798

Total Investments — 100.2%
(Cost $25,556,983)	25,622,630

Other Assets & Liabilities, Net — (0.2)%	(40,485)

NET ASSETS — 100.0%	$25,582,145

2025 ETF Fund
Shares		Value

EXCHANGE-TRADED FUNDS — 96.2%
39,178	iShares Barclays TIPS Bond Fund	$4,571,681
34,110	Market Vectors Emerging Markets Local Currency Bond ETF	836,036
7,576	SPDR Barclays Capital High Yield Bond ETF	291,297
14,432	SPDR Barclays Capital International Treasury Bond ETF	849,035
13,480	Vanguard Global ex-U.S. Real Estate ETF	550,523
146,430	Vanguard MSCI EAFE ETF	4,485,151
29,001	Vanguard MSCI Emerging Markets ETF	1,108,129
10,310	Vanguard REIT ETF	597,980
158,680	Vanguard S&P 500 ETF	9,116,166
10,530	Vanguard Short-Term Bond ETF	851,245
11,410	Vanguard Small-Cap Growth ETF	871,724
23,057	Vanguard Small-Cap Value ETF	1,444,982
34,102	Vanguard Total Bond Market ETF	2,848,881

Total Exchange-Traded Funds
(Cost $28,897,573)	28,422,830

SHORT-TERM INVESTMENT — 3.9%
1,138,535	Northern Trust Institutional Government Select Portfolio, 0.01%(a) (Cost $1,138,535)	1,138,535

Total Investments — 100.1%
(Cost $30,036,108)	29,561,365

Other Assets & Liabilities, Net — (0.1)%	(19,447)

NET ASSETS — 100.0%	$29,541,918

See Notes to Financial Statements.

10

Wilshire Variable Insurance Trust Schedules of Investments - (Continued) December 31, 2011

2035 ETF Fund
Shares		Value

EXCHANGE-TRADED FUNDS — 96.8%
20,261	iShares Barclays TIPS Bond Fund	$2,364,256
24,390	Market Vectors Emerging Markets Local Currency Bond ETF	597,799
15,640	SPDR Barclays Capital High Yield Bond ETF	601,358
10,146	SPDR Barclays Capital International Treasury Bond ETF	596,889
14,610	Vanguard Global ex-U.S. Real Estate ETF	596,672
205,640	Vanguard MSCI EAFE ETF	6,298,753
39,599	Vanguard MSCI Emerging Markets ETF	1,513,078
10,604	Vanguard REIT ETF	615,032
187,930	Vanguard S&P 500 ETF	10,796,579
7,310	Vanguard Short-Term Bond ETF	590,940
12,109	Vanguard Small-Cap Growth ETF	925,128
19,491	Vanguard Small-Cap Value ETF	1,221,501
38,934	Vanguard Total Bond Market ETF	3,252,546

Total Exchange-Traded Funds
(Cost $31,256,681)		29,970,531

SHORT-TERM INVESTMENT — 3.3%
1,016,166	Northern Trust Institutional Government Select Portfolio, 0.01%(a) (Cost $1,016,166)	1,016,166

Total Investments — 100.1%
(Cost $32,272,847)	30,986,697

Other Assets & Liabilities, Net — (0.1)%	(26,708)

NET ASSETS — 100.0%	$30,959,989

As of December 31, 2011, each of the Fund’s investments is considered Level 1. During the year ended December 31, 2011, there have been no transfers between Level 1 and Level 2 assets and liabilities. Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

(a)	Rate shown is the 7-day effective yield as of December 31, 2011.

EAFE — Europe, Australasia, Far East
ETF — Exchange-Traded Fund
MSCI — Morgan Stanley Capital International
REIT — Real Estate Investment Trust
S&P — Standard & Poor’s
SPDR — Standard & Poor’s Depositary Receipt
TIPS — Treasury Inflationary Protection Securities

See Notes to Financial Statements.

11

Wilshire Variable Insurance Trust Statements of Assets and Liabilities December 31, 2011

	2015 ETF FUND	2025 ETF FUND	2035 ETF FUND
ASSETS:
Investments in securities, at value (Note 2)	$25,622,630	$29,561,365	$30,986,697
Dividends and interest receivable	8,720	9,220	11,509
Receivable for Fund shares sold	3,647	31,655	21,792
Receivable from Adviser (Note 3)	2,340	1,647	2,840
Total assets	25,637,337	29,603,887	31,022,838

LIABILITIES:
Payable for Fund shares redeemed	28,161	32,165	31,950
Distribution fees payable (Note 4)	5,598	6,372	6,642
Administration fees payable	865	989	1,030
Chief Compliance Officer expenses payable	369	411	426
Trustees' fees payable	69	78	80
Other accrued expenses	20,130	21,954	22,721
Total liabilities	55,192	61,969	62,849

NET ASSETS	$25,582,145	$29,541,918	$30,959,989

NET ASSETS consist of:
Paid-in capital	$24,812,737	$28,704,367	$30,361,808
Undistributed net investment income	664,110	680,829	679,956
Accumulated net realized gain on investments	39,651	631,465	1,204,375
Net unrealized appreciation (depreciation) of investments	65,647	(474,743)	(1,286,150)

NET ASSETS	$25,582,145	$29,541,918	$30,959,989

SHARES OUTSTANDING: (Unlimited shares authorized)	2,466,646	3,010,708	3,326,208

NET ASSET VALUE: (Offering and redemption price per share)	$10.37	$9.81	$9.31

Investments, at cost (Note 2)	$25,556,983	$30,036,108	$32,272,847

See Notes to Financial Statements.

12

Wilshire Variable Insurance Trust Statements of Operations For the Year Ended December 31, 2011

	2015 ETF FUND	2025 ETF FUND	2035 ETF FUND
INVESTMENT INCOME:
Dividend income	$820,226	$845,247	$849,347
Interest income	123	198	220
Total income	820,349	845,445	849,567

EXPENSES:
Investment advisory fees (Note 3)	65,084	68,581	70,662
Distribution fees (Note 4)	65,083	68,581	70,661
Administration fees (Note 3)	10,413	10,973	11,306
Trustees' fees and expenses (Note 3)	4,107	4,342	4,479
Chief Compliance Officer expenses	179	240	253
Printing fees	14,475	16,831	17,492
Professional fees	11,413	12,440	12,822
Custodian fees	8,836	9,042	9,232
Transfer agent fees	3,725	3,896	3,996
Other	2,758	2,937	3,030
Total expenses	186,073	197,863	203,933
Fees waived by Adviser (Note 3)	(29,870)	(33,265)	(34,342)
Net expenses	156,203	164,598	169,591

Net investment income	664,146	680,847	679,976

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTES 2 AND 5):
Net realized gains from:
Sales of investments	2,977,413	2,873,026	3,385,408

Net change in unrealized appreciation (depreciation) on investments	(3,260,163)	(3,542,565)	(4,627,173)

Net realized and unrealized loss on investments	(282,750)	(669,539)	(1,241,765)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$381,396	$11,308	$(561,789)

See Notes to Financial Statements.

13

Wilshire Variable Insurance Trust Statements of Changes in Net Assets For the Year Ended December 31, 2011

	2015 ETF FUND	2025 ETF FUND	2035 ETF FUND
OPERATIONS:
Net investment income	$664,146	$680,847	$679,976
Net realized gain from sales of investments	2,977,413	2,873,026	3,385,408
Net change in unrealized depreciation on investments	(3,260,163)	(3,542,565)	(4,627,173)
Net increase (decrease) in net assets resulting from operations	381,396	11,308	(561,789)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(393,131)	(345,452)	(326,042)

CAPITAL STOCK TRANSACTIONS: (DOLLARS)
Shares sold	4,244,137	6,872,746	7,925,261
Shares issued as reinvestment of distributions	393,131	345,451	326,042
Shares redeemed	(4,602,663)	(1,929,178)	(1,422,378)

Net increase in net assets from capital stock transactions	34,605	5,289,019	6,828,925

Net increase in net assets	22,870	4,954,875	5,941,094

NET ASSETS:
Beginning of period	25,559,275	24,587,043	25,018,895
End of period	$25,582,145	$29,541,918	$30,959,989

Undistributed net investment income at end of period	$664,110	$680,829	$679,956

CAPITAL SHARE TRANSACTIONS:
Shares sold	401,242	684,445	822,867
Shares issued as reinvestment of distributions	37,874	35,178	35,021
Shares redeemed	(436,562)	(192,142)	(147,134)

Net increase in shares outstanding	2,554	527,481	710,754

See Notes to Financial Statements.

14

Wilshire Variable Insurance Trust Statements of Changes in Net Assets For the Year Ended December 31, 2010

	2015 ETF FUND	2025 ETF FUND	2035 ETF FUND
OPERATIONS:
Net investment income	$393,116	$345,448	$326,048
Net realized gain from sales of investments and realized gain distributions from underlying funds	448,375	269,648	337,662
Net change in unrealized appreciation on investments	1,734,950	1,822,785	1,951,673
Net increase in net assets resulting from operations	2,576,441	2,437,881	2,615,383

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(169,619)	(144,001)	(130,932)

CAPITAL STOCK TRANSACTIONS: (DOLLARS)
Shares sold	5,191,515	7,336,937	7,057,276
Shares issued as reinvestment of distributions	169,618	144,001	130,932
Shares redeemed	(3,698,040)	(1,852,329)	(1,031,873)

Net increase in net assets from capital stock transactions	1,663,093	5,628,609	6,156,335

Net increase in net assets	4,069,915	7,922,489	8,640,786

NET ASSETS:
Beginning of period	21,489,360	16,664,554	16,378,109
End of period	$25,559,275	$24,587,043	$25,018,895

Undistributed net investment income at end of period	$393,095	$345,434	$326,022

CAPITAL SHARE TRANSACTIONS:
Shares sold	538,415	800,513	802,279
Shares issued as reinvestment of distributions	16,388	14,575	13,696
Shares redeemed	(384,564)	(202,982)	(116,891)

Net increase in shares outstanding	170,239	612,106	699,084

See Notes to Financial Statements.

15

Wilshire Variable Insurance Trust 2015 ETF Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009		Year Ended December 31, 2008	Year Ended December 31, 2007
Net asset value, beginning of year	$10.37	$9.37	$8.02		$10.94	$10.54

Income from investment operations:
Net investment income1	0.27	0.16	0.08		0.44	0.34
Net realized and unrealized gain/(loss) on investments	(0.11)	0.91	1.56		(3.09)	0.14
Total from investment operations	0.16	1.07	1.64		(2.65)	0.48

Less distributions:
From net investment income	(0.16)	(0.07)	(0.28)		(0.16)	(0.05)
From capital gains	0.00	0.00	(0.01)		(0.11)	(0.03)
Total distributions	(0.16)	(0.07)	(0.29)		(0.27)	(0.08)

Net asset value, end of year	$10.37	$10.37	$9.37		$8.02	$10.94

Total return2	1.56%	11.41%	20.49%		(24.18)%	4.57%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$25,582	$25,559	$21,489		$14,674	$8,555
Operating expenses including reimbursement/waiver/recoupment†	0.60%	0.60%	0.59	%3	0.50%	0.50%
Operating expenses excluding reimbursement/waiver/recoupment†	0.71%	0.68%	0.62%		1.05%	1.35%
Net investment income†	2.55%	1.70%	0.97%		4.54%	3.08%
Portfolio turnover rate	70%	37%	107%		32%	3%

†	These ratios do not include expenses from the affiliated funds held prior to October 8, 2009, or ETFs.

1
The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

3
On October 1, 2009, the Fund began accruing expenses under a 12b-1 plan which caused expenses to exceed the expense cap of 0.60%, resulting in expenses which were waived. Prior to October 1, 2009, the Fund ran at or below its expense cap of 0.60%.

See Notes to Financial Statements.

16

Wilshire Variable Insurance Trust 2025 ETF Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009		Year Ended December 31, 2008	Year Ended December 31, 2007
Net asset value, beginning of year	$9.90	$8.91	$7.54		$11.00	$10.60

Income from investment operations:
Net investment income1	0.25	0.16	0.09		0.23	0.32
Net realized and unrealized gain/(loss) on investments	(0.22)	0.89	1.46		(3.33)	0.14
Total from investment operations	0.03	1.05	1.55		(3.10)	0.46

Less distributions:
From net investment income	(0.12)	(0.06)	(0.17)		(0.20)	(0.03)
From capital gains	0.00	0.00	(0.01)		(0.16)	(0.03)
Total distributions	(0.12)	(0.06)	(0.18)		(0.36)	(0.06)

Net asset value, end of year	$9.81	$9.90	$8.91		$7.54	$11.00

Total return2	0.26%	11.77%	20.60%		(28.11)%	4.36%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$29,542	$24,587	$16,665		$9,679	$7,028
Operating expenses including reimbursement/waiver/recoupment†	0.60%	0.60%	0.59	%3	0.50%	0.50%
Operating expenses excluding reimbursement/waiver/recoupment†	0.72%	0.70%	0.65%		1.13%	1.72%
Net investment income†	2.48%	1.73%	1.13%		2.46%	2.85%
Portfolio turnover rate	66%	32%	100%		24%	2%

†	These ratios do not include expenses from the affiliated funds held prior to October 8, 2009, or ETFs.

1
The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

3
On October 1, 2009, the Fund began accruing expenses under a 12b-1 plan which caused expenses to exceed the expense cap of 0.60%, resulting in expenses which were waived. Prior to October 1, 2009, the Fund ran at or below its expense cap of 0.60%.

See Notes to Financial Statements.

17

Wilshire Variable Insurance Trust 2035 ETF Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.

Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Net asset value, beginning of year	$9.57	$8.55	$7.14	$11.04	$10.57

Income from investment operations:
Net investment income1	0.23	0.14	0.09	0.24	0.24
Net realized and unrealized gain/(loss) on investments	(0.39)	0.93	1.41	(3.89)	0.24
Total from investment operations	(0.16)	1.07	1.50	(3.65)	0.48

Less distributions:
From net investment income	(0.10)	(0.05)	(0.08)	(0.13)	0.00	2
From capital gains	0.00	0.00	(0.01)	(0.12)	(0.01)
Total distributions	(0.10)	(0.05)	(0.09)	(0.25)	(0.01)

Net asset value, end of year	$9.31	$9.57	$8.55	$7.14	$11.04

Total return3	(1.68)%	12.52%	21.03%	(33.00)%	4.61%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$30,960	$25,019	$16,378	$7,923	$3,607
Operating expenses including reimbursement/waiver/recoupment†	0.60%	0.60%	0.60%	0.50%	0.50%
Operating expenses excluding reimbursement/waiver/recoupment†	0.72%	0.70%	0.69%	1.64%	3.37%
Net investment income†	2.41%	1.64%	1.12%	2.65%	2.20%
Portfolio turnover rate	74%	35%	96%	18%	0%

†	These ratios do not include expenses from the affiliated funds held prior to October 8, 2009, or ETFs.

1
The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

2	Amount is less than $0.01 per share.

3
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

See Notes to Financial Statements.

18

Wilshire Variable Insurance Trust Notes to Financial Statements December 31, 2011

1.	Organization.

The Wilshire Variable Insurance Trust (the “Trust”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940 (“1940 Act”), which offers units of beneficial interest (shares) in 9 separate investment portfolios. The portfolios presented in these financial statements are: 2015 ETF Fund, 2025 ETF Fund and 2035 ETF Fund (collectively the “Funds”, each a “Fund” of the Trust). The Funds operate under a fund of funds structure and at this time invest substantially all of their assets in unaffiliated exchange-traded funds (“ETF” or “ETFs”), which primarily invest in equity and fixed income securities, according to an asset allocation strategy designed for investors planning to retire in certain target years. The financial statements for the other Funds of the Trust managed by Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) are included in a separate annual report. Shares may be purchased by insurance company separate accounts for certain variable insurance contracts and by plan sponsors of qualified retirement plans.

Funds’ Investment Objectives:

High total return until each respective Fund’s target retirement date. Thereafter, high current income and, as a secondary objective, capital appreciation. Each Fund is designed to provide a mix of assets with a risk/return profile that is appropriate for the participant’s age in connection with his/her anticipated target retirement date. The risk/return profile of the Funds will adjust with time and become more conservative.

2.	Significant Accounting Policies.

Use of estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

Security valuation — A Fund’s investment in an ETF is valued at the ETF’s net asset value or is valued at market price, depending upon whether a Fund purchased the ETF directly from the ETF in “creation units” or on an exchange, as applicable.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For the year ended December 31, 2011, there have been no significant changes to the Funds’ fair value methodologies and there have been no transfers between Level 1 and Level 2 assets and liabilities. For the year ended December 31, 2011, there were no Level 3 securities.

19

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2011

Fair value measurement classifications are summarized in the Funds’ Schedules of Investments.

Security transactions and investment income — Security transactions are recorded on a trade date basis. Dividend income and realized gain distributions from the ETFs are recorded on the ex-dividend date. Interest income accrues daily. Securities gains and losses are determined on the basis of identified cost.

Expense policy — Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all funds of the Trust in relation to the net assets of each fund or another reasonable basis. Expenses which are attributable to the Trust and the Wilshire Mutual Funds, Inc. are allocated across the Trust and the Wilshire Mutual Funds, Inc. based upon relative net assets or another reasonable basis.

Distributions to shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid annually. The Funds’ net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of Trustees in order to avoid the application of a 4% non-deductible federal excise tax.

3.	Investment Advisory Fee and Other Transactions With Affiliates.

The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Funds and to continuously review, oversee and administer the Funds’ investment programs.

Pursuant to the Advisory Agreement (the “Agreement”) between the Funds and Wilshire, Wilshire charges annual management fees of 0.25% of average daily net assets of the 2015 ETF Fund, 2025 ETF Fund and the 2035 ETF Fund. Wilshire has entered into a contractual expense limitation agreement (the “Expense Limitation Agreement”) with the Funds to waive a portion of its management fee and/or reimburse expenses to limit annual operating expenses to 0.60% (exclusive of ETF fees and expenses) of average daily net assets for each of the Funds. This agreement to limit expenses continues through at least April 30, 2013. Wilshire may recoup the amount of any management fee waived within three years after the year in which Wilshire incurred the expense if the recoupment does not exceed the existing expense limitation for each Fund. At December 31, 2011, the amounts of waivers subject to recoupment for the 2015 ETF Fund, 2025 ETF Fund and the 2035 ETF Fund were $10,601, $11,200 and $11,427, respectively, expiring in 2012, $18,679, $19,587 and $20,245, respectively, expiring in 2013 and $29,870, $33,265 and $34,342, respectively, expiring in 2014. The Adviser cannot recapture any expenses or fees it waived or reimbursed prior to August 21, 2009 under the prior Expense Limitation Agreement.

For the year ended December 31, 2011, the Adviser waived expenses in the amounts listed below.

Fund	Fees Waived
2015 ETF Fund	$29,870
2025 ETF Fund	$33,265
2035 ETF Fund	$34,342

Because the ETFs have varied fee and expense levels and the Funds may own different proportions of the ETFs at different times, the amount of fees and expenses incurred indirectly by a Fund will vary.

SEI Investments Global Funds Services (“SEI”) serves as the Trust’s administrator and accounting agent pursuant to an administration agreement dated May 30, 2008. DST Systems, Inc. serves as the Trust’s transfer agent and dividend disbursing agent. Effective June 10, 2011, The Northern Trust Company replaced BNY Mellon Asset Servicing Global Financial Institutions (formerly, PNC Global Investment Services Inc.) as the Trust’s custodian. SEI Investments Distribution Co. serves as the Trust’s distributor.

20

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2011

Officers’ and Trustees’ expenses — The officers of the Trust are affiliated with and receive remuneration from the Adviser. The Trust does not pay any remuneration to its officers. The Trust and the Wilshire Mutual Funds, Inc. together pay each independent trustee an annual retainer of $14,000, an annual additional Board chairperson retainer of $12,000, a Board in-person meeting fee of $1,500, a Board telephonic meeting fee of $1,000, an annual Committee member retainer of $4,000, an annual Committee chairperson retainer of $8,000 in lieu of the $4,000 Committee member retainer, and a Committee telephonic meeting fee of $500.

4.	Distribution and Shareholder Services Plan.

The Funds have adopted a plan under Rule 12b-1 of the 1940 Act that provides for a fee of up to 0.25% of each Fund’s average net assets payable to SEI Investments Distribution Co. (the “Distributor”) to reimburse the Distributor for distribution and shareholder services provided to shareholders.

5.	Security Transactions.

For the year ended December 31, 2011, the aggregate cost of purchases and proceeds from sales of investments, were as follows:

Fund	Purchases	Proceeds from Sales
2015 ETF Fund	$18,314,934	$18,120,676
2025 ETF Fund	22,680,769	17,899,226
2035 ETF Fund	27,208,948	20,491,234

6.	Significant Shareholder Activity.

On December 31, 2011, the Funds had the following concentrations of shareholders holding 10% or more of the outstanding shares of the Funds. These represent omnibus shareholder accounts.

Fund
2015 ETF Fund (1 omnibus shareholder)	97%
2025 ETF Fund (1 omnibus shareholder)	98%
2035 ETF Fund (1 omnibus shareholder)	98%

7.	Tax Information.

No provision for federal income taxes is required because each Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distributes to shareholders all of its taxable income and gains. Federal income tax regulations differ from accounting principles generally accepted in the United States of America; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing a Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

21

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2011

The federal tax cost, unrealized appreciation and depreciation at December 31, 2011 for each Fund is as follows:

Fund	Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
2015 ETF Fund	$25,559,401	$1,428,869	$(1,365,640)	$63,229
2025 ETF Fund	30,039,168	1,205,977	(1,683,780)	(477,803)
2035 ETF Fund	32,272,847	887,584	(2,173,734)	(1,286,150)

The differences between book and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales on all Funds.

The tax character of distributions declared for the years ended December 31, 2011 and December 31, 2010, respectively were as follows:

Fund	2011 Ordinary Income	2011 Capital Gains	2010 Ordinary Income	2010 Capital Gains
2015 ETF Fund	$393,131	$—	$169,619	$—
2025 ETF Fund	345,452	—	144,001	—
2035 ETF Fund	326,042	—	130,932	—

At December 31, 2011, the components of distributable earnings on a tax basis were as follows:

	2015 ETF Fund	2025 ETF Fund	2035 ETF Fund
Undistributed ordinary income	$664,112	$680,828	$679,958
Accumulated capital gain	42,069	634,519	1,204,380
Unrealized appreciation (depreciation)	63,229	(477,803)	(1,286,150)
Other temporary differences	(2)	7	(7)
Total distributable earnings	$769,408	$837,551	$598,181

The Funds intend to retain realized gains to the extent of available capital loss carryforwards. At December 31, 2011, the 2015 ETF Fund, 2025 ETF Fund and 2035 Fund had no unused capital losses available for federal income tax purposes.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended December 31, 2011, the 2015 ETF Fund, 2025 ETF Fund and 2035 ETF Fund utilized capital loss carryforwards of $2,937,026, $2,238,508 and $2,181,028, respectively, to offset capital gains.

8.	Indemnifications.

In the normal course of business, the Trust on behalf of the Funds enters into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

22

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2011

9.	Credit Risk.

Certain securities in which an ETF may invest are backed by credit enhancements from various financial institutions and financial guarantee assurance agencies. These credit enhancements reinforce the credit quality of the individual securities; however, if any of the financial institutions or financial guarantee assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if any of the ETFs concentrate their credit enhancements in any one financial institution, the risk of credit quality deterioration increases. The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. An ETF’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

10.	Recent Accounting Pronouncement.

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

11.	Subsequent Event Evaluation.

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements, except as follows:

On January 23, 2012, the Trust entered into a securities lending agreement with the Custodian as lending agent authorizing all Funds to engage in securities lending and to invest cash collateral received in shares of the Custodian’s affiliated registered investment company.

23

Wilshire Variable Insurance Trust Report Of Independent Registered Public Accounting Firm

To the Board of Trustees of Wilshire Variable Insurance Trust and Shareholders of
2015 ETF Fund, 2025 ETF Fund and 2035 ETF Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of 2015 ETF Fund, 2025 ETF Fund and 2035 ETF Fund (three series of Wilshire Variable Insurance Trust, hereafter referred to as the “Funds”) at December 31, 2011, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2012

24

Wilshire Variable Insurance Trust Board Approval of Advisory Agreement

During the six months ended December 31, 2011, the Board of Trustees (the “Board”) of Wilshire Variable Insurance Trust (the “Trust”) approved the renewal for an additional one-year term of the Trust’s advisory agreement (the “Advisory Agreement”) with Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) on behalf of the Wilshire 2025 ETF Fund and Wilshire 2035 ETF Fund (the “Funds”).

The information in this summary outlines the Board’s considerations associated with its approval of the Advisory Agreement. In connection with its deliberations regarding the continuation of this relationship, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, extent and quality of the services performed by Wilshire under the existing advisory arrangement; comparative fees and expense ratios; the profits to be realized by Wilshire; the extent to which Wilshire realizes economies of scale as a Fund grows; and whether any fall-out benefits are being realized by Wilshire. In considering these matters, the Board was advised with respect to relevant legal standards by independent counsel. In addition, the Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940 (the “Independent Trustees”) discussed the renewal of the Advisory Agreement with management and in private sessions with counsel at which no representatives of Wilshire were present.

As required by the Investment Company Act of 1940, each approval was confirmed by the separate vote of the Independent Trustees. In deciding to approve the renewal of the Advisory Agreement, the Board did not identify any single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Information Requested and Received

The Board, including all the Independent Trustees, considered the renewal of the Advisory Agreement pursuant to a process that concluded at the Board’s December 2, 2011 meeting, following an extensive process. At the direction of the Independent Trustees, counsel to the Trust and the Independent Trustees sent a memorandum to the Adviser requesting information regarding the Advisory Agreement to be provided to the Trustees in advance of a meeting of the Contract Review Committee (which is comprised of all the Independent Trustees) held on December 1, 2011.

In response to the request for information, the Trustees received information from the Adviser as to each of the Funds describing: (i) the nature, extent and quality of services provided; (ii) the investment performance of each Fund as provided by Wilshire based upon data gathered from the Morningstar Direct database (“Morningstar”), along with the comparison to its benchmark index; (iii) the costs of services provided and estimated profits realized by the Adviser; (iv) the extent to which economies of scale are realized as a Fund grows; (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders; (vi) comparisons of services rendered and amounts paid by other registered investment companies as provided by Wilshire based upon data gathered from Morningstar, and (vii) benefits realized by the Adviser from its relationship with each Fund. The Independent Trustees also received a memorandum from counsel describing their duties in connection with contract approvals, and they were assisted in their review by independent legal counsel.

Prior to consideration by the Board, the Contract Review Committee met on December 1, 2011 to discuss the information provided. As a part of its evaluation it considered the assessment of performance made by the Investment Committee (which is comprised solely of Independent Trustees), which also met on December 1, 2011 to review data Wilshire had prepared on performance. Based upon its evaluation of all materials provided, the Contract Review Committee concluded that it was in the best interests of each Fund to renew the Advisory Agreement and recommended to the Board that such Advisory Agreement be renewed. At its meeting on December 2, 2011, the Board considered the recommendation of the Contract Review Committee along with the other factors that the Board deemed relevant.

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of services provided by the Adviser, the Board reviewed the functions performed by the Adviser, noting that the Adviser performs administrative functions on behalf of the Funds. The Board considered the experience and skills of the senior management leading Fund operations, the experience and skills of the personnel performing the functions under the Advisory Agreement and the resources made available to such personnel. The Board also considered the compliance program established by the Adviser and the level of compliance maintained for the Funds. The Board concluded that appropriate resources were being provided under the agreement to administer the Trust’s affairs. The Board also reviewed the Adviser’s financial condition, and considered the financial support provided

25

Wilshire Variable Insurance Trust Board Approval of Advisory Agreement - (Continued)

by the Adviser to the Funds pursuant to an expense limitation agreement. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Adviser to each Fund support renewal of the contract.

The Board reviewed information on the performance of each Fund for the annualized one , three and five-year periods ended September 30, 2011, along with the performance information of a peer group of funds determined by Wilshire based upon the Morningstar database for the same periods and in comparison to its benchmark. The Board noted that each Fund met acceptable levels of performance compared to its respective peer group for the one-, three- and five-year periods ended September 30, 2011 and its respective benchmark for the one-year period (and the three-year period for the Wilshire 2015 ETF Fund and the Wilshire 2025 ETF Fund). Based upon the above, the Board determined for each Fund that performance was satisfactory.

Advisory Fees

The Board reviewed each Fund’s advisory fee and total expense ratio and reviewed information comparing the advisory fee and total expense ratio to those of the peer group of funds. The Board noted that the advisory fee for each of the Funds was relatively high in comparison to their peer groups but noted that the Adviser waives advisory fees and reimburses expenses for the Funds pursuant to an expense limitation agreement. As to total expenses, the Board noted that total expenses are influenced by the small size of the complex. The Board concluded that the advisory fee for each Fund was reasonable and appropriate in amount.

Profitability to Wilshire and Economies of Scale

With respect to the profitability of the Advisory Agreement, the Board primarily considered the fee structure of the Advisory Agreement, including the costs of the services provided and the profits realized by the Adviser from its relationship with the Funds. The Board concluded that the profits realized by the Adviser were reasonable in comparison with the costs of providing investment advisory services to the Funds. In addition, the Board considered the extent to which economies of scale are realized as the Funds grow and whether fee levels reasonably reflect economies of scale for the benefit of shareholders. The Board reviewed each Fund’s asset size, each Fund’s expense ratio, the advisory fee waivers and expense reimbursements currently in place and whether the investment process produced economies of scale. The Board concluded that each Fund’s advisory fee reasonably reflected appropriate recognition of any economies of scale.

Fall-Out Benefits

The Board considered the nature and amount of any benefits derived by the Adviser from its relationship with the Funds. The Board determined that the advisory fees were reasonable in light of these fall-out benefits.

Conclusion

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement continue to be fair and reasonable and that the continuation of the Advisory Agreement is in the best interests of each Fund.

26

Wilshire Variable Insurance Trust Additional Fund Information

A listing of the Trustees and Officers of the Trust, their ages and their principal occupations for the past five years is presented below. The address of each Trustee and Officer is 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401.

Name and Age	Position Held With The Trust	Term Of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Lawrence E. Davanzo, 59(2)	Trustee	Since 2005	President, Wilshire Associates Incorporated, October 2007-Present; Senior Managing Director, October 2004-October 2007, Wilshire Associates Incorporated; President, 2005-2010, Wilshire Variable Insurance Trust and Wilshire Mutual Funds, Inc.; Managing Director, August 2004-October 2004, Guggenheim Partners, independent investor, August 2001-August 2004.	15	Wilshire Mutual Funds, Inc. (6 Funds); Wilshire Associates Incorporated

NON-INTERESTED TRUSTEES
Margaret M. Cannella, 60	Trustee	Since 2011	Adjunct Professor, Columbia Business School. Formerly, Managing Director, Head, Global Credit Research and Corporate Strategy, JPMorgan Securities, Inc. and Managing Director, Head US Corporate Research, JP Morgan Securities, Inc.	15
Wilshire Mutual Funds, Inc. (6 Funds); Schroder Series Trust; Schroder Global Series Trust; Schroder Capital Funds (Delaware); CHF Finance International (for profit joint venture of the World Bank and CHF); Advanced Pierre Foods; Princeton-in-Asia

Roger A. Formisano, 63	Trustee	Since 2002	Vice President, University Medical Foundation, 2006- Present; formerly Director, The Center for Leadership and Applied Business, UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC	15	Integrity Mutual Insurance Company, Wilshire Mutual Funds, Inc. (6 Funds)

Edward Gubman, 60	Trustee	Since 2011	Founder and Principal, Strategic Talent Solutions	9	N/A

Richard A. Holt, 70	Trustee	Since 1998	Retired; formerly Senior Relationship Manager, Scudder Insurance Asset Management.	15	Wilshire Mutual Funds, Inc. (6 Funds)

Suanne K. Luhn, 57	Trustee	Since 2008	Retired; formerly Chief Compliance Officer, Bahl & Gaynor (investment adviser) (1990 to 2006)	15	Wilshire Mutual Funds, Inc. (6 Funds)

Harriet A. Russell, 70	Trustee	Since 1996; Trustee of Predecessor Funds from 1974 to 1983 and 1992 to 1996	President, Greater Cincinnati Credit Union; formerly Vice President, Cincinnati Board of Education; formerly teacher, Walnut Hills High School.	15	Greater Cincinnati Credit Union Board; Wilshire Mutual Funds, Inc. (6 Funds)

George J. Zock, 61	Trustee, Chairman of the Board	Since 1996; Trustee of Predecessor Funds from 1995 to 1996	Independent Consultant; Horace Mann Service Corporation (2004 to 2005); Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation (1997 to 2003).	15	Wilshire Mutual Funds, Inc. (6 Funds)

27

Wilshire Variable Insurance Trust Additional Fund Information - (Continued)

Name and Age	Position Held With The Trust	Term Of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee
OFFICERS
Jamie B. Ohl, 46	President	Since 2010
President, Wilshire Funds Management, since 2011; Chief Operating Officer and Managing Director, Wilshire Funds Management since 2010-2011; Senior Vice President and Director of the Retirement Plans Group, Hartford Life Insurance Co. from 2006-2010.
				N/A	N/A

Aaron W.L. Eubanks, 49	Chief Compliance Officer	Since 2009	Chief Compliance Officer and Managing Director, Wilshire Associates, Incorporated (since 2009). Chief Operating Officer and Chief Compliance Officer, Provident Investment Counsel (1992-2009)	N/A	N/A

Reena S. Lalji, 40	Secretary	Since 2009	Managing Director and General Counsel, Wilshire Associates Incorporated (Since 2009); Senior Counsel, Royal Bank of Canada (2003-2008)	N/A	N/A

James E. St. Aubin, 34	Vice President	Since 2009	Senior Portfolio Manager in Wilshire's Funds Management Group. 2004-2008, Senior Consultant at Ibbotson Associates-a division Morningstar Inc.	N/A	N/A

Helen Thompson, 44	Vice President	Since 2008
Managing Director, Wilshire Associates Incorporated. (since 2003); Associate Director, First Quadrant, L.P. (2001 to 2003); Chief Investment Accountant, Financial Controller, Company Secretary, Associate Director, Compliance Officer (1996 to 2003), First Quadrant Limited
				N/A	N/A

Michael Wauters, 46	Treasurer	Since 2009	Controller, Wilshire Associates Incorporated (since 2009); Assistant Vice President- Financial Operations, Pacific Life Insurance Company (2000-2009)	N/A	N/A

Victor Zhang, 39	Vice President	Since 2009
Head of Portfolio Management, Member of Wilshire Funds Management Investment Committee, Wilshire Associates Incorporated, January 2006 to Present; Director of Investments, Harris myCFO LLC, 2001 to 2006.
				N/A	N/A

Nathan Palmer, 36	Vice President	Since 2011
Vice President, Wilshire Funds Management (since 2011); Senior Investment Management Associate, Convergent Wealth Advisors (2009-2010); Director Public Markets, Investment Office, California Institute of Technology (2008-2009). Treasury Manager, Retirement Investments, Intel Corporation (2004-2008)
				N/A	N/A

(1)
Each Trustee serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal (as provided in the Trust’s Declaration of Trust) or retirement which takes effect no later than the May 1 following his or her 70th birthday. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.

(2)	Mr. Davanzo is an interested person because of his position with the Trust’s investment adviser, Wilshire Associates Incorporated.

The Trust’s Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, upon request, by calling 1-888-200-6796.

28

Wilshire Variable Insurance Trust Additional Fund Information - (Continued)

Information on Proxy Voting

The Securities and Exchange Commission (“SEC”) has adopted the requirement that all funds file their complete proxy voting records with the SEC on an annual basis on Form N-PX. Such filing, for the 12-month period ended June 30, must be made no later than August 31 of each year.

A description of policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the most recent 12-month period ended June 30 is available at no charge, upon request by calling 1-888-200-6796, or on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of period. The Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Householding Policy

In order to reduce printing and mailing expenses, only one copy of each prospectus, annual and semi-annual report will be sent to all related accounts at a common address, unless you have indicated otherwise on your Account Application. Contract Owners may revoke their consent to householding at any time by calling 1-800-999-1030. Upon receipt of a Contract Owner’s revocation, the Trust will begin mailing individual copies of the above-referenced documents to the shareholder’s attention within 30 days.

29

Wilshire Variable Insurance Trust Tax Information

Of the distributions made by the following Funds, the corresponding percentage represents the amount of each distribution which will qualify for the dividends received deduction available to corporate shareholders:

Fund	Percentage
2015 ETF Fund	0.01%
2025 ETF Fund	0.01%
2035 ETF Fund	0.00%

30

This page Intentionally Left Blank.

Wilshire Variable Insurance Trust Privacy Statement

At Wilshire Variable Insurance Trust, we appreciate the privacy concerns of our customers. We have established the following policies to maintain the privacy of information you share with us.

Information We Collect

We collect and retain nonpublic personal information about you that may include:

Information we receive on your account applications or other forms such as your name, address, financial information and/or social security number;

Information we receive about your mutual fund transactions, such as purchases, sales, exchanges and account balances; and

Information we collect through the use of Internet “cookies” when you access our website. Cookies are a collection of information stored on the local hard drive of an Internet user, used primarily by web servers to identify previous users and their preferences. A web server cannot find out a user’s name or email address, or anything about the user’s computer using cookies.

Information We May Share

We do not sell any of your nonpublic personal information to third parties. We may share the information we collect with affiliates or with non-affiliated third parties only when those parties are acting on our behalf in servicing your account, or as required by law. These third parties may include:

Administrative service providers who, for example, process transactions for your account, print checks or prepare account statements;

Companies that provide services for us to help market our products to you; and

Governmental or other legal agencies, as required by law.

When information is shared with third parties, they are legally obligated to maintain the confidentiality of the information and to limit their use of it to servicing your account, except as permitted or required by law.

Confidentiality And Security

Within our organization, we restrict access to your nonpublic personal information to authorized employees who need to access such information in order to provide services or products to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

As previously mentioned, we may collect information through the use of Internet “cookies” on our website. In addition, in order to provide you with access to your account via the web, it is necessary for us to collect certain nonpublic personal information such as your name, social security number and account information. Special measures such as data encryption and authentication apply to all nonpublic personal information and communications on our web site.

Applicability

Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be our customer. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should also consult that financial institution’s privacy policies.

The Wilshire Variable Insurance Trust values your business. We understand the importance of maintaining the integrity of your personal information and are committed to keeping your trust. Please contact us at 888-200-6796 if you have any questions concerning our policy.

Wilshire Variable Insurance Trust Annual Report December 31, 2011

Wilshire Variable Insurance Trust
2015 ETF Fund 2025 ETF Fund 2035 ETF Fund

Board of Trustees
Margaret M. Cannella Lawrence E. Davanzo Roger A. Formisano Edward Gubman	Richard A. Holt Suanne K. Luhn Harriet A. Russell George J. Zock Chairman of the Board

Officers of the Funds
Jamie B. Ohl President	Victor Zhang Vice President
Helen Thompson Vice President	James E. St. Aubin Vice President
Michael Wauters Treasurer	Nathan R. Palmer Vice President
Gaurav Chopra Assistant Treasurer	Reena S. Lalji Secretary
Aaron W.L. Eubanks Chief Compliance Officer

Administrator
SEI Investments Global Funds Services
1 Freedom Valley Drive
Oaks, PA 19456

Transfer Agent
DST Systems, Inc.
333 W. 11th St.
Kansas City, MO 64105

Investment Adviser
Wilshire Associates Incorporated
1299 Ocean Avenue
Santa Monica, CA 90401-1085

Custodian
The Northern Trust Company
50 LaSalle Street
Chicago, IL 90401-1085

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Two Commerce Square
2001 Market Street, Suite 1700
Philadelphia, PA 19103-7042

Wilshire Associates Incorporated
1299 Ocean Avenue
Santa Monica, CA 90401
1-888-200-6796

WIL-SA-003-0400

Item 2.	Code of Ethics.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	During the period covered by this report, the code of ethics was amended to address changes in the registrant’s covered officers.

(d)
The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. Mr. Roger A. Formisano, the Registrant’s audit committee financial expert, is “independent” for purposes of Item 3 to Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $138,000 for 2010 and $307,000 for 2011.

Audit-Related Fees

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2010 and $0 for 2011.

Tax Fees

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, tax planning and tax training are $21,375 for 2010 and $45,000 for 2011. Such services consisted of quarterly diversification review, annual distribution review and tax return review.

All Other Fees

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2010 and $0 for 2011.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures.

Pursuant to Registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the Registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for engagements of less than $5,000. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the Registrant’s investment adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant), if the engagement relates directly to the operations and financial reporting of the Registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for engagements of less than $5,000. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

(e)(2)
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not Applicable

(c)	0%

(d)	Not Applicable

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was (0%) zero percent.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $788,715  for 2010 and $918,602 for 2011.

(h)
The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last disclosed such procedures in the definitive prospectus/proxy statement on Form N-14 filed with the SEC on December 3, 2008.

Item 11.	Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Wilshire Variable Insurance Trust

By (Signature and Title)*	/s/ Jamie B. Ohl
Jamie B. Ohl, President
(principal executive officer)

Date: March 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jamie B. Ohl
Jamie B. Ohl, President
(principal executive officer)

Date: March 8, 2012

By (Signature and Title)*	/s/ Michael Wauters
Michael Wauters, Treasurer
(principal financial officer)

Date: March 8, 2012

*     Print the name and title of each signing officer under his or her signature.